As filed with the Securities and Exchange Commission on October 31, 2016

1933 Act File No. [ ]

1940 Act File No. 811-23208

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	Amendment No.

SIERRA OPPORTUNITY FUND

(Exact name of registrant as specified in charter)

280 Park Ave, 6th Floor East
New York, NY 10017

(Address of principal executive offices)

(212) 759-0777

(Registrant’s telephone number, including area code)

Seth Taube
Chief Executive Officer
280 Park Ave, 6th Floor East
New York, NY 10017

(Name and address of agent for service)

Copies of information to:

Steven B. Boehm, Esq.
Harry S. Pangas, Esq.
Payam Siadatpour, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700,
Washington, District of Columbia 20001
Tel. No. (202) 383-0100
Fax No. (202) 637-3593

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a distribution reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c). ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Shares of Beneficial Interest	40,000,000	$25.00	$1,000,000,000	$115,900

(1)	Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) of the Securities Act.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated October 31, 2016

PRELIMINARY PROSPECTUS

SIERRA OPPORTUNITY FUND

Class A Shares ([    ]), Class T Shares ([    ]),
and Class I Shares ([    ])
of Beneficial Interest

[           ], 2016

Sierra Opportunity Fund (the “Fund) is a newly organized Delaware statutory trust registered under the Investment Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund intends to offer to repurchase 5% of its outstanding shares on at least an annual basis. In order to operate as an interval fund, the Fund has adopted a fundamental policy to make one repurchase offer of each class of outstanding shares at the net asset value (“NAV”) of that class of shares in the [ ] calendar quarter of each year. In addition to this minimum repurchase offer, the Fund intends, in the sole discretion of the Fund’s Board of Trustees (the “Board”), to make a written tender offer of its outstanding shares in the [ ] calendar quarter of each year and in such amount as the Board may determine. See “Repurchases of Shares.” The Fund will be externally managed by SOF Advisors LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a newly formed investment adviser and, as a result, has no experience managing a registered closed-end management investment company.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a Statement of Additional Information (“SAI”) dated [           ], 2016, has been filed with the SEC. The table of contents of the SAI appears on page 99 of this prospectus. The SAI is available upon request and without charge by writing the Fund at c/o [           ]. You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling (212) 759-0777 or by visiting [ ]. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objectives. Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Securities either rated below investment grade, or unrated securities possessing similar credit characteristics as below investment grade securities, are known as “junk” and “high risk” securities. These investments have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. We may invest in Senior Secured Loans directly to implement our investment objective but expect to invest primarily in the equity and junior debt tranches of a type of such pools of Senior Secured Loans known as collateralized loan obligations (“CLOs”). We refer to such investments, together with direct investments in Senior Secured Loans, collectively as “Target Securities.” Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is broadly assorted across different Senior Secured Loans, borrowers, and industries, with limitations on non-U.S. borrowers. We may also, at times, seek to achieve our investment objective by investing a significant portion of our assets opportunistically. Opportunistic investments will not be limited to specific investment structures or types of investments, and may include, but will not be limited to, direct investments in the debt and equity of companies; the debt and equity of fixed-income and fixed-income related securities, including real estate securities; mezzanine securities; convertible securities; and all forms of public and private equity, the funds of which may themselves directly pursue such investment strategies, including buyouts, venture capital, growth capital, private debt and special situations.

Securities Offered. The Fund intends to engage in a continuous offering of three classes of shares of beneficial interest of the Fund: Class A, Class T, and Class I shares. The Fund will apply for exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. Until such exemptive relief is granted, the Fund will only offer Class T shares, and upon receiving the exemptive relief, the Fund will offer Class A, Class T, and Class I shares. The Fund is registering 40,000,000 shares and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, [ ] (the “Distributor”), under the terms of this prospectus, 40,000,000 shares of beneficial interest, at the NAV per share of the relevant share class, plus any applicable sales load. Any sales load will be deducted from the proceeds paid to the Fund. The maximum upfront sales load is 7.00% of the amount invested for Class A shares and 2.00% of the amount invested in Class T shares. Class I shares are not subject to upfront sales charges. The minimum initial investment by a shareholder for Class A shares is $2,500 for regular accounts or $1,000 for retirement plan accounts. The minimum initial investment by a shareholder for Class T shares is $2,500 for regular accounts and retirement plan accounts. Subsequent investments may be made with at least $100 under the Fund’s automatic investment program. Subsequent investment not made pursuant to the automatic investment program may be made with at least $1,000. The minimum initial investment for Class I shares is $2,000,000 while subsequent investments may be made in any amount. The Fund has no minimum asset threshold that must be satisfied prior to launch. The Fund is offering to sell its shares, on a continual basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares. We expect to close on subscriptions received and accepted by us on a semi-monthly basis. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account. Assets that cannot be invested promptly in fixed-income and fixed-income related securities will be invested in cash or cash equivalents. During the continuous offering, shares of the Fund will be sold at the next determined NAV plus any applicable sales load. See “Plan of Distribution.”

	Class A Shares	Class T Shares	Class I Shares
Public offering price	$26.88	$25.51	$25.00
Maximum sales load as a percentage of purchase amount(1)	7.00%	2.00%	None
Proceeds to the Fund(2)	$25.00	$25.00	$25.00

(1)	The “maximum sales load” includes (i) dealer allowance and dealer manager fees of 5.00% and 2.00%, respectively, of the Fund’s public offering price per Class A share, and (ii) dealer allowance and dealer manager fees of 0.75% and 1.25%, respectively, of the Fund’s public offering price per Class T share. The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares. See “Plan of Distribution.”

(2)	In addition to the sales load, we estimate that we will incur in connection with this offering approximately $[ ] million of offering expenses if the maximum number of 40,000,000 shares is sold at $25.00 per share. Such expenses, although payable by the Fund, are indirectly paid by investors in this offering and will immediately reduce the NAV of each share purchased in this offering.

See “Risk Factors” beginning on page 44 to read about the risks you should consider before buying our shares, including the risk of leverage.

Investing in the Fund’s shares involves risks, including (among others) the following:

•	Because the Fund is newly organized, its shares have no pricing or performance history.

•	The Fund has no minimum asset threshold that must be satisfied prior to launch. See “Risk Factors—Risks Related to Our Business and Structure—There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective.”

•	Shares of the Fund will not be publicly traded and you should not expect to be able to sell your shares regardless of how we perform.

•	If you are able to sell your shares, you will likely receive less than your purchase price.

•	Shares of the Fund are not currently listed on any securities exchange, and we do not expect a secondary market in the shares to develop in the foreseeable future, if ever.

•	Shares of the Fund are not redeemable.

•	In order to provide some liquidity to its shareholders, the Fund intends to offer to repurchase its outstanding shares on at least an annual basis. One repurchase offer per year will be conducted pursuant to a fundamental policy, pursuant to which the Fund intends to offer to repurchase 5% of its outstanding shares on a non-discretionary basis in the [ ] calendar quarter of each year. The Fund also intends, in the Board’s sole discretion, to make a written tender offer of its outstanding shares in the [ ] calendar quarter of each year and in such amount as the Board may determine. There can be no assurance, however, that this “Discretionary Repurchase” will be made. See “Repurchases of Shares.” In addition, you will be charged an early withdrawal charge of 1.00% if you elect to have the Fund repurchase your Class T shares within the first year of your purchase.

•	An investment in our shares is not suitable for investors that require short-term liquidity.

•	Because you will be unable to sell your shares, you will be unable to reduce your exposure on any market downturn.

•	If and to the extent that a public trading market ever develops, shares of closed-end investment companies, such as the Fund, may have a tendency to trade frequently at a discount from their NAV per share, which is determined daily, and initial offering price.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

•	Our investments in CLOs may be riskier and less transparent to us and our shareholders than direct investments in the underlying companies.

•	CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans.

•	Our CLO investments are exposed to leveraged credit risk.

Investment Adviser

SOF Advisors LLC

i

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information (the “SAI”), particularly the information set forth under the heading “Risk Factors.”

Unless otherwise noted, the terms “we,” “us,” “our,” and the “Fund” refer to Sierra Opportunity Fund. We refer to SOF Advisors LLC, our investment advisor, as “SOF Advisors” and the “Adviser.” SOF Advisors is a majority-owned subsidiary of Medley LLC, our sponsor, which we refer to as the “Sponsor” or “Medley LLC.” The Sponsor is controlled by Medley Management Inc., a publicly traded asset management firm, which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC. “Medley” refers, collectively, to the activities and operations of Medley Capital LLC, Medley LLC, Medley Management Inc., Medley Group LLC, associated investment funds and their respective affiliates.

The Fund

The Fund is a newly organized, continuously offered, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As such, we are required to comply with certain regulatory requirements. See “Regulation” in the SAI. We are externally managed by SOF Advisors LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), which oversees the management of our activities and is responsible for making investment decisions for our portfolio. We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund intends to offer to repurchase 5% of its outstanding shares on at least an annual basis. The Fund is an interval fund and, as such, has adopted a fundamental policy to make one repurchase offer of each class of outstanding shares at the NAV of that class of shares in the [ ] calendar quarter of each year. In addition to this mandatory repurchase offer, the Fund intends, in the Board’s sole discretion, to make a written tender offer of its outstanding shares in the [ ] calendar quarter of each year in such amount as the Board may determine. See “Repurchases of Shares”.

The Adviser

SOF Advisors, the investment adviser of the Fund, is a registered investment adviser under the Advisers Act. The Adviser was formed as a Delaware limited liability company on September 14, 2016.

The Adviser is an affiliate of Medley Management Inc. (NYSE: MDLY) (“Medley”), an asset management firm with approximately $5 billion of assets under management as of June 30, 2016. “Assets under management” or “AUM” refers to the assets of the various funds managed by Medley, which represents the sum of the net asset value (“NAV”) of such funds, the drawn and undrawn debt (at the fund level, including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). The Adviser is a newly formed investment adviser and, as a result, has no experience managing a registered closed-end management investment company. However, the Adviser draws upon Medley, its management team and their collective investment experience to provide its services.

All investment decisions will be made by our Adviser’s professionals. The Board, including a majority of the members of the Board who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of SOF Advisors, will oversee and monitor our investment performance and relationship with our Adviser. See “Management of the Fund – Investment Adviser.”

1

Investment Objectives and Policies

Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Securities either rated below investment grade, or unrated securities possessing similar credit characteristics as below investment grade securities, are known as “junk” and “high risk” securities. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. We may invest in Senior Secured Loans directly to implement our investment objective but expect to invest primarily in the equity and junior debt tranches of a type of such pools of Senior Secured Loans known as collateralized loan obligations, referred to as CLOs. We refer to such investments, together with direct investments in Senior Secured Loans, collectively as “Target Securities.” Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is broadly assorted across different Senior Secured Loans, borrowers, and industries, with limitations on non-U.S. borrowers.

The CLOs in which we invest typically will be issued by special purpose vehicles and will be predominantly collateralized against pools of Senior Secured Loans. Such Senior Secured Loans typically will be BB or B rated and in limited circumstances, unrated (non-investment grade or “junk”), Senior Secured Loans originated in the U.S., with a first lien on the borrower’s assets. We invest in new issue transactions in the primary market and transactions in the secondary market. [We are not making a commitment or a guarantee that we will invest in direct investments in securities that pay interest such as Senior Secured Loans.]

We will identify potential investments using our Adviser’s market knowledge, experience and industry relationships. Our Adviser’s relationships with CLO collateral managers, underwriters and trading desks will be used to source transactions. In determining when to sell an investment, our Adviser will consider the following factors: the performance of such investment, the expected performance by evaluating the company if such investment is a Senior Secured Loan or evaluating the pool of Senior Secured Loans if such investment is in a CLO, current market conditions, our capital needs, and other factors.

We seek to invest a majority of our assets in a broad portfolio of cashflow CLOs and, particularly, junior debt tranches of cashflow CLOs, and in the equity tranche, including providing (i) anchor CLO equity, (ii) risk retention capital, and (iii) equity for loan accumulation facilities or warehouse facilities to high-quality CLO managers. The underlying assets of cashflow CLOs are comprised primarily of Senior Secured Loans. Therefore, there is a direct relationship between the market for Senior Secured Loans and the market for cashflow CLOs in which we will seek to invest. We invest so as to obtain exposure across a relatively broad range of underlying borrowers and credit ratings, sectors, regions, CLO collateral managers, and CLO maturity profiles. We also take into consideration any correlation between different underlying securities. In order to comply with diversification requirements applicable to RICs, with respect to half of our investment portfolio, our interest in any one investment will not exceed 5.0% of the value of our gross assets, and with respect to the other half of our portfolio, our interest in any one investment will not exceed 25.0% of the value of our gross assets. By virtue of our investments in cashflow CLOs, which will be predominantly collateralized against pools of Senior Secured Loans, we expect to be broadly invested with respect to credit exposure to any one particular industry or borrower although we will have no restrictions on the industry or borrower exposure of the underlying assets and we do not operate as a “diversified” investment company within the meaning of the 1940 Act. See “Certain U.S. Federal Income Tax Matters—Taxation as a Regulated Investment Company” for our detailed RIC diversification requirements.

We may, at times, invest a significant portion of our assets (defined as net assets plus the amount of any borrowing for investment purposes) opportunistically to achieve our investment objective. It is expected that these opportunistic investments will change thematically over time as the Adviser identifies investment opportunities derived from a number of sources, including the debt and equity of companies and fixed income and fixed-income related securities, including real estate securities. We define fixed-income and fixed-income related securities, including real estate securities, to consist of: (i) loans, bonds and other fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers; (ii) real estate securities including common stock, partnership or similar interests, convertible or non-convertible preferred stock, and convertible or non-convertible secured, secured or unsecured debt issued by: (A) private, institutional real estate investment funds managed by institutional investment managers; and (B) publicly traded or publicly registered and non-traded real estate investment trusts; publicly traded or publicly registered and non-traded real estate operating companies; exchange traded funds; index mutual funds; and other investment vehicles such as closed-end funds, mutual funds and unregistered investment funds that invest principally, directly or indirectly, in real estate; (iii) equity of investment funds, which may include (A) public investment funds managed by unaffiliated institutional asset managers, including closed and open-end funds, exchange traded funds, exchange traded notes, index mutual funds and business development companies that are publicly-traded or are publicly registered and non-traded, that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics), as well as any public real estate related funds as listed above and (B) private investment funds managed by unaffiliated institutional asset managers that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics), as well as any private real estate related funds as listed above; and (iv) mezzanine securities, convertible securities, private equity funds, which may themselves directly pursue private equity strategies, including buyouts, venture capital, growth capital, private debt and special situations, and credit-linked notes. We may also invest in special situations credit and equity securities and, as it relates to our investments in private equity funds, we may also invest directly in the deals sponsored by such private equity funds. With respect to the foregoing investments, our general investment strategy will be broad and will not be limited to any specific industry, sector, or a minimum or maximum market cap. In addition, we may invest across domestic and foreign markets.

2

As a shareholder of the Fund, you will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan. In the case of the equity and junior debt tranches of CLO securities owned by the Fund, the Fund will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle.

Our Target Securities, and particularly our investments in the equity and junior debt tranches of CLOs and certain other opportunistic investments, are difficult to value by virtue of the fact that they generally are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary basis by institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by the Board of Trustees (the “Board”).

We will be subject to certain regulatory restrictions in making our investments. In addition, the Fund generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless we obtain an exemptive order from the Securities and Exchange Commission (the “SEC”) or the transaction is otherwise permitted under existing regulatory guidance. For example, we may co-invest with such accounts consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. On July 26, 2016, certain affiliates of the Fund and the Adviser applied for such exemptive relief from the SEC, which relief, if granted, will be applicable to the Fund and the Adviser; there is no assurance, however, that the requested relief will be granted. In the event the SEC does not grant the exemptive relief, the Fund will only participate in co-investments that are allowed under existing regulatory guidance, which would reduce the amount of transactions in which the Fund can participate and make it more difficult to implement the Fund’s investment objective. Even if the Fund is able to obtain exemptive relief, it will be unable to participate in certain transactions originated by the Adviser or its respective affiliates, including during the period prior to receiving such relief. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in the SAI.

To enhance our returns, we may borrow funds from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition, although we do not intend to incur leverage, or issue preferred shares in the twelve months following the date of this prospectus. In determining whether to borrow funds, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of issuing preferred shares to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred shares would be borne by holders of our shares. See “Risk Factors” for a discussion of the risks inherent to employing leverage.

3

While a registered closed-end management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure initially is appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets because our shares will not be listed on a national securities exchange.

Our shares are not currently listed on an exchange, and we do not expect a public market to develop for them in the foreseeable future, if ever.

See “Investment Objectives, Policies and Strategies” for additional information regarding our investment strategy.

Market Opportunity

CLOs are investment vehicles that own a broadly assorted pool of Senior Secured Loans. A CLO uses the cash flows from a broadly assorted pool of Senior Secured Loans to service multiple classes of rated debt securities, the proceeds of which together with the junior capital tranches are used to fund the purchase of the underlying Senior Secured Loans. A CLO is a special purpose vehicle formed to purchase the Senior Secured Loans and issue rated debt securities and equity tranches and/or unrated debt securities (generally treated as equity interests). The rated debt tranches consist of long-term, financing with specified financing terms, including floating interest rates at a stated spread to LIBOR. See “Risk Factors—Risks Related to Our Investments—Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments” and “—Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.”

In a typical CLO, as shown in the chart below, the capital structure would include approximately 90% debt, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s equity tranche. Interest and principal repayment cashflows derived from the pool of Senior Secured Loans are allocated sequentially first to cover the operational and administrative costs of the CLO, second to the debt service of the highest ranking debt tranche, third to the debt service of the next highest ranking debt tranche and so on until all obligations of the CLO have been met. This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated tranche of securities is therefore the most sensitive to defaults and realized losses in relation to the underlying assets, and the most senior tranche is the least sensitive to them.

4

The equity tranche represents the most junior tranche in the CLO capital structure. The equity tranche is typically not rated and is subordinated to the debt tranches. The holders of equity tranche interests are typically entitled to any cash reserves that form part of the structure at the point at which such reserves are permitted to be released. The equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the Senior Secured Loans and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency.

Debt tranches of CLOs typically are rated and have a stated coupon. Equity tranches of CLOs are typically unrated and do not have a stated coupon. Rather, payments to the equity tranches of CLOs are dependent on the residual cashflows after all interest, fees and expenses on the debt tranches have been paid. The equity tranche of a CLO is the most sensitive to defaults and realized losses as it is the most subordinated tranche in the CLO’s capital structure, whereas CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche. CLO payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”

Each tranche within a CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying Senior Secured Loan portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs do not have the right to call the other CLO security tranches.

We believe that the CLO market, including the U.S. Senior Secured Loan market, has represented and continues to represent an attractive area for investment. We believe that investments in the equity securities and junior debt obligations of CLOs provide an efficient mechanism for investing in the U.S. Senior Secured Loan market because investments in CLOs allow for us to invest in a highly diversified and levered pool of assets in a cost efficient manner. We may choose not to invest in Senior Secured Loans directly because our principle investment strategy is to invest in the equity and junior debt tranches of CLOs. We are able to invest in equity securities and junior debt obligations of CLOs that have leveraged exposure without the execution costs of creating such a portfolio. Investments in the more senior debt obligations of CLOs, on the other hand, do not provide the same efficiencies in terms of leverage and do not have the same equity exposure. We believe that while the U.S. Senior Secured Loan market is relatively large, with Standard & Poor’s estimating the total par value outstanding at approximately $885.45 billion as of March 31, 2016,1 this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. The U.S. CLO market experienced record issuance in 2014 of $126 billion across 235 vehicles from 105 managers, exceeding the pre-financial crisis annual record for total issuance of $101 billion set in 2007. Robust issuance continued in 2015 with $99 billion issued across 188 CLOs from 86 managers.2,3 The Final Risk Retention Rule (as defined below) is already affecting CLO managers, with approximately $53 billion of issuance estimated for 2016 by major banking institutions.4

1 Source: S&P Capital IQ - LCD Research Commentary Charts.

2 S&P Capital IQ LCD, March 10, 2016.

3 Citigroup Research, January 19, 2016.

4 S&P Capital IQ LCD, March 4, 2016.

5

An investment in a CLO offers access to a diversified and actively managed or actively monitored portfolio of Senior Secured Loans in a single investment. An investment in the equity class of a CLO provides the potential for enhanced returns generated by the difference between the yield on the underlying assets in the portfolio and the cost of funding the rated debt liabilities.

The most junior classes of all U.S. CLOs (typically referred to as CLO equity classes) have delivered over 22% annual average cash yields since January 2003, as shown in the chart below,5 and, according to Wells Fargo, 98.1% of U.S. CLOs that have been issued since 2000 and redeemed through March 2015 have generated a positive return to equity investors.6 Wells Fargo notes that most of the defaulted CLO tranches were not from traditional CLOs, the investment type of which the Target Securities are comprised.

Source: Citigroup Global Markets Research - January 27, 2016.

U.S. Risk Retention and Other Regulation

In October 2014, the Federal Deposit Insurance Corporation (“FDIC”) along with other federal agencies (collectively, the “Agencies”) passed final U.S. risk retention rules for asset-backed securities (the “Final Risk Retention Rule”) to implement the risk retention requirements imposed by the Wall Street Reform and Consumer Protection Act, or Dodd-Frank Act. The Final Risk Retention Rule will become effective for CLOs on December 24, 2016. The Final Risk Retention Rule will require CLO issuers to hold an economic interest in at least 5% of a CLO in the form of CLO equity, CLO debt or a combination of equity and debt securities. Additionally, as a result of Dodd-Frank Act legislation, banks are confronted with higher regulatory capital, leverage and liquidity charges for CLOs and other securitizations, in addition to increased implementation and compliance challenges. The influx of regulatory changes has made it increasingly difficult for banks to arrange and subsequently hold CLO equity, junior CLO securities and equity in CLO warehouse facilities, thereby increasing the demand for non-bank providers of junior capital and wholesale solutions for each stage of a CLO’s lifecycle. The Final Risk Retention Rule has affected both small and large CLO managers. Two-thirds of CLO managers are likely to need a third-party risk retention capital provider.7

5 Source: Citigroup Global Capital Markets Research – January 27, 2016.

6 Source: Wells Fargo Structured Products Research, Intex and data provided by CLO Collateral Managers.

7 Citigroup Research, August 26, 2015.

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The Final Risk Retention Rule is aimed at incentivizing CLO sponsors to monitor the credit quality of the assets that they securitize, while aligning the interests of the sponsors with those of investors in securitizations. The Agencies sought to further this purpose by requiring sponsors in asset-backed securitization transactions to hold at least 5% of the securities issued in the transaction by way of a vertical slice, horizontal slice, a combination of the two or an adequately funded cash reserve account. Although the CLO market has made progress in adapting to the prospects of the Final Risk Retention Rule to date, the Final Risk Retention Rule presents a steep challenge to the CLO market. Market participants are evaluating a variety of risk retention structures, including many designed to accommodate third-party investors.

Further, certain types of market participants that typically manage, originate or invest in CLOs, such as banks, are subject to various other regulations. For instance, Section 619 of the Dodd-Frank Act (the “Volcker Rule”) generally prohibits any “banking entity” (including banks, bank holding companies and their affiliates, among others) from holding ownership interests in certain private funds, including “covered funds.” The definition of “covered fund” includes any entity that relies on the Section 3(c)(1) or Section 3(c)(7) exemptions to avoid registration as an “investment company” under the 1940 Act. The vast majority of U.S. CLOs have relied on the Section 3(c)(7) exemption to avoid registration as an “investment company” under the 1940 Act. For Volcker Rule purposes, then, certain banking entities may be limited or prohibited from acting as a “sponsor” of or having an “ownership interest” in CLOs. In the current environment, banks are confronted with the impact of higher regulatory capital, leverage and liquidity charges for CLOs and other securitizations, and increased implementation and compliance challenges. As a result, it has become increasingly difficult for banks to hold CLO equity, junior CLO securities, and equity interests in CLO warehouse facilities.

Cashflow transactions

The underlying assets of cashflow transactions may be either actively managed by a CLO collateral manager, or structured as static pools where few if any changes can be made to the initial asset selection. We invest primarily in actively-managed transactions where the portfolios will be managed according to typically stringent investment guidelines set out at the inception of the transaction. These guidelines likely will include specific requirements determined by the rating agencies (Moody’s, Standard & Poor’s, and/or Fitch), such as a portfolio broadly invested by industry and issuer and weighted average rating requirements on the Senior Secured Loans in the portfolio.

Broad investment variety is a key feature of the portfolios of the CLOs in which we invest, and is aimed at minimizing the effect of potential credit deterioration. Typical guidelines require broad investment variety by issuer and industry. Individual CLO portfolios will generally consist of a large number of issuers in various industries.

Returns to investors in the equity classes of CLOs depend on a number of factors. One of the principal drivers is the number and timing of defaults in the portfolio, as well as recovery rates on any defaulted Senior Secured Loans. Other factors which contribute to return performance are correlation among assets, portfolio purchase price, repayment rate, reinvestment interest rate, trading gains/losses, test levels, frequency of payment on assets and liabilities, and timing of allocation of cashflows.

The Senior Secured Loan market is characterized by various factors, including:

•	Seniority. A Senior Secured Loan typically has a first lien, or sometimes second lien, on the borrower’s assets and ranks senior in a borrower’s capital structure to other forms of debt or equity. As such, that loan maintains the senior-most claim on the borrower’s assets and cash flow, and, we believe should, all other things being equal, offer the prospect of a more stable and lower-risk investment relative to other debt and equity securities issued by the borrower.

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•	Consistent long-term performance. Senior Secured Loans have provided positive cash yields in all years since 1997, and only two years (2008 and 2015) of negative returns including mark-to-market volatility. Senior Secured Loans provided a 2-year return of 7.5% in 2008 and 2009 despite the market downturn.[8]

•	Floating rate instruments. A Senior Secured Loan typically contains a floating interest rate versus a fixed interest rate, which we believe provides some measure of protection against the risk of increases in interest rates and inflation. Also, the debt tranches of a CLO have floating interest rates as well, which provides a partial matching of changes in the interest rates on the CLO’s assets and liabilities.

•	Low default-rate environment. The default rate on all Senior Secured Loans included in the S&P/LSTA Leveraged Loan Index was 1.75% for the twelve-month period ending March 31, 2016 and has averaged 2.34% from January 1, 2003 through March 31, 2016.[9] The S&P/LSTA Leveraged Loan Index reflects the market-weighted performance of a selection of U.S. dollar-denominated institutional Senior Secured Loans.

•	High recovery rates. According to Moody’s, the average recovery rate for Senior Secured Loans that defaulted between 1987 and 2015 is 80.4%, which is significantly higher than other fixed income asset classes, including high-yield bonds (e.g., the 48.8% recovery rate reported for high-yield unsecured bonds).[10] The recovery rate equals the percentage of stated principal of a defaulted Senior Secured Loan ultimately returned after such Senior Secured Loan has defaulted.

•	Positive outlook for U.S. corporations. We believe that U.S. companies are in a healthy position. Debt utilization is below the historical average as a percentage of shareholders’ equity,[11] and quarterly earnings before interest, taxes, depreciation and amortization, or EBITDA, in the first quarter of 2016 experienced an annual growth rate of 7.1% (7.7% excluding energy and metals/mining sector companies) for Senior Secured Loan issuers over the period from the first quarter of 2015 through the first quarter of 2016.[12]

In the current environment, we believe the above attributes are particularly desirable. We believe that the potential returns on Senior Secured Loans may remain attractive, particularly taking into account that as of March 31, 2016, corporate issuers need to refinance approximately $216.5 billion of Senior Secured Loans by year-end 201913 and that funding for such refinancing, including by CLOs, may remain scarce. We believe any such supply and demand imbalance is likely to result in relatively attractive yields for Target Securities.

We believe that the equity and junior debt tranches of CLO securities in which we intend to invest currently represent, as a class, an opportunity to obtain attractive risk-adjusted investment returns. We believe that a number of factors support this conclusion, including:

•	The U.S. CLO market is relatively large, with a total outstanding notional balance of approximately $411.6 billion as of March 31, 2016;[14]

8 Source: S&P Capital IQ - LCD Research Commentary Charts.

9 Source: S&P Capital IQ - LCD Research Commentary Charts.

10 Source: Moody’s Corporate Default and Recovery Rates, 1920-2015.

11 Source: S&P Capital IQ - Leverage Lending Review 1Q’16.

12 Source: S&P Capital IQ - LCD Research EBITDA Growth 1Q’16.

13 Source: S&P Capital IQ - LCD Research Commentary Charts.

14 Source: Wells Fargo CLO Monthly Market Overview - April 11, 2016.

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•	CLOs are not significantly impacted solely by the same mark to market volatility of Senior Secured Loans. Therefore, we believe a decline in Senior Secured Loan prices similar to 2008 and August 2011 does not solely have a directly negative impact on CLOs and provides CLOs an opportunity to acquire Senior Secured Loans at discounted prices;

•	CLOs are typically subject to significant investment restrictions resulting in diversified portfolios. Investment restrictions include limitations on exposure to any one borrower, Senior Secured Loan, or particular industry, requirements for minimum weighted average spreads and minimum weighted average ratings, and limitations on low rated Senior Secured Loans. Required diversity tests typically result in the average Senior Secured Loan or issuer representing less than 2% and no industry exceeding 15% of a CLO’s portfolio;

•	We believe that investing in Target Securities requires high levels of research and analysis. We believe that typically this analysis can only be conducted by knowledgeable market participants, as the nature of the analysis tends to be highly specialized; and

•	U.S. CLO equity tranches have delivered over 22% average annual cash yields since January 2003.[15]

We caution investors that the past performance described above is not indicative of future returns and the results do not include fees, expenses or taxes that a shareholder may incur. The results described above may not be representative of our portfolio.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Established platform with seasoned investment professionals. We will benefit from the wider resources of our Adviser through the personnel it utilizes from Medley LLC, which is focused on sourcing, structuring, executing, monitoring and exiting a broad range of investments. We believe these personnel possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities in Target Securities.

Long-term investment horizon. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.

Efficient tax structure. We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not be required to pay U.S. federal income taxes on any ordinary income or capital gains that we receive from our investments and distribute to our shareholders as dividends. Because we are not required to pay U.S. federal income taxes on our income or capital gains that we distribute to our shareholders, we expect to be able to offer investment terms to potential issuers that are comparable to those offered by our corporate-taxpaying competitors, and achieve after-tax net returns that are often greater than their after-tax net returns. Furthermore, tax-exempt investors in our shares who do not finance their acquisition of our shares with indebtedness should not be required to recognize unrelated business taxable income (“UBTI”). Although, as a RIC, dividends received by us from taxable entities and distributed to our shareholders will not be subject to U.S. federal income taxes, any taxable entities we own will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

15 Source: Citigroup Global Markets Research - January 27, 2016.

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Disciplined, income-oriented investment philosophy. Our Adviser employs a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at issuers of Senior Secured Loans which could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.

Plan of Distribution

This is a continuous offering of our shares as permitted by the federal securities laws. We intend to offer to the public three classes of shares: Class A shares, Class T shares, and Class I shares. We intend to offer to sell any combination of our shares, with an aggregate number of shares up to the maximum offering of shares. The classes of shares differ with respect to the upfront sales load you must pay. For example, you will pay (i) a dealer allowance fee of 5.00% and a dealer manager fee of 2.00% for the purchase of Class A shares, (ii) a dealer allowance fee of 0.75% and a dealer manager fee of 1.25% for the purchase of Class T shares, and (iii) no dealer allowance or dealer manager fees for the purchase of Class I shares. However, regardless of class, each share will have identical rights with respect to voting and will likewise bear its own pro rata portion of our expenses. In no event will the aggregate dealer allowance and dealer manager fees exceed 7.00% of the gross offering proceeds attributable to Class A shares, and in no event will the aggregate dealer allowance and dealer manager fees exceed 2.00% of the gross offering proceeds attributable to Class T shares.

The minimum initial investment by a shareholder for Class A shares is $2,500 for regular accounts or $1,000 for retirement plan accounts. The minimum initial investment by a shareholder for Class T shares is $2,500 for regular accounts and retirement plan accounts. Subsequent investments may be made with at least $100 under the Fund’s automatic investment program. Subsequent investment not made pursuant to the automatic investment program may be made with at least $1,000. The minimum initial investment for Class I shares is $2,000,000 while subsequent investments may be made in any amount. The Fund has no minimum asset threshold that must be satisfied prior to launch.

We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for three years. In addition, we may conduct one or more follow-on offerings of our shares at the conclusion of this offering. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. See “Plan of Distribution” for more information.

Use of Proceeds

The net proceeds of the continuous offering of shares, after payment of the sales load (if applicable), will be invested in accordance with the Fund’s investment objectives and policies as soon as practicable after receipt. See “Investment Objectives, Policies and Strategies” for more information about the Fund’s investment objective and policies. There is no minimum asset threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Fund will pay its organizational and offering expenses incurred with respect to its initial and continuous offering. Pending investment of the net proceeds in accordance with the Fund’s investment objectives and policies, the Fund will invest in money market or short-term, high-quality fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses, as well as the applicable sales load, all of which is non-refundable. The Fund’s distributions may consist, in whole or in part, of a return of capital even after the Fund is fully invested. See “Use of Proceeds.”

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Management and Incentive Fees

Pursuant to an Investment Management Agreement between the Fund and the Adviser (the “Investment Management Agreement”), and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee.

The management fee is calculated and payable monthly in arrears at the annual rate of 2.00% of the Fund’s average daily total assets during such period. For purposes of calculating the management fee, the term “total assets” includes any assets, including any assets acquired with the proceeds of leverage.

The incentive fee is calculated and payable quarterly in arrears in an amount equal to 20.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of the Fund’s shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% per quarter (or an annualized rate of 6.00%);

•	100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.875%. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 1.875%) as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 1.875% in any calendar quarter; and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

See “Management of the Fund —Investment Adviser” for additional information concerning fees paid to the Fund’s Adviser.

Expense Support Agreement

On [    ], 2016, the Fund entered into an Expense Support and Reimbursement Agreement with SOF Advisors (the “Expense Support Agreement”). Pursuant to the Expense Support Agreement, SOF Advisors has agreed to reimburse the Fund for expenses the Fund incurs, but only to the extent that the Advisor’s management fees payable by the Fund plus the Fund’s ordinary annual operating expenses after reimbursements (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) exceed [ ]%, [ ]%, and [ ]% per annum of the Fund’s average daily net assets attributable to Class A, Class T, and Class I shares, respectively. The initial term of the Expense Support Agreement shall be for twelve months, beginning as of the date of this prospectus. Following the initial term of the Expense Support Agreement, the Advisor may elect, in its sole discretion, to offer to continue the Expense Support Agreement for successive quarterly periods. Any such continuance must be approved by a majority of the Board, including a majority of the trustees that are not “interested persons” of the Fund, as such term is defined under the 1940 Act. The Board may terminate the Expense Support Agreement at any time after the initial twelve-month period, and there can be no assurance that the Adviser will renew the Expense Support Agreement after the first twelve-month period. The Adviser will be eligible to recoup expense support payments it previously made within the three fiscal years following the fiscal year in which the expenses occurred and the Adviser will recoup an amount from the Fund to the extent the amount recouped does not cause the Fund’s total annual expenses in the year of recoupment to exceed the lesser of the total net expense cap in effect at the time the expense payment was made under the Expense Support Agreement in that year or the total net expense cap in effect at such time the Adviser seeks recoupment.

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Administrator, Sub-Administrator, and Transfer Agent

On [  ], 2016, the Fund entered into an administration agreement (the “Administration Agreement”) with Medley Capital LLC (the “Administrator”), pursuant to which Medley Capital LLC furnishes the Fund with administrative services necessary to conduct its day-to-day operations. On [  ], 2016, Medley Capital LLC entered into a sub-administration agreement with [ ] (the “Sub-Administration Agreement”) pursuant to which [ ] will serve as a sub-administrator for the Fund (the “Sub-Administrator”). [ ] (the “Transfer Agent”) will serve as the transfer agent of the Fund. See “Management of the Fund.”

Share Classes

The Fund intends to offer three different classes of shares: Class A, Class T, and Class I shares. The Fund will apply for exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. Until such exemptive relief is granted the Fund will only offer Class T shares, and upon receiving the exemptive relief the Fund will offer Class A, Class T, and Class I shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Distribution Fees

Class T and Class I shares will pay to [ ] (the “Distributor”) a distribution fee (the “Distribution Fee”) that will accrue at an annual rate equal to 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class T and Class I shares, respectively, and is payable on a monthly basis. The Distribution Fee attributable to Class T and Class I shares will be charged until such time that the regulatory shareholder transaction fee cap of 7.25% and 6.25%, respectively, under FINRA Rule 2341 is reached. Class A shares are not subject to a Distribution Fee. See “Plan of Distribution.”

Shareholder Servicing Fee

The Fund has adopted a “Shareholder Services Plan” with respect to Class A, Class T, and Class I shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to its Class A, Class T, and Class I shares, may incur expenses on an annual basis equal to 0.25% of its average daily net assets of the Fund attributable to the respective share class. The shareholder servicing fee attributable to Class A, Class T, and Class I shares will be subject the regulatory shareholder transaction fee cap of 7.25%, 6.25%, and 6.25%, respectively, under FINRA Rule 2341.

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Deferral of Certain Organization and Offering Expense Reimbursement Payments

Under the Investment Management Agreement, our Adviser is entitled to receive reimbursement from the Fund of organization and offering expenses it has paid on our behalf in an amount of up to 5.0% of the aggregate gross proceeds of the offering of our securities until all of the organization and offering expenses incurred and/or paid by our Adviser have been recovered. The Adviser will not recoup all of the organization and offering expenses it has paid on our behalf if we do not raise a sufficient amount of capital.

Closed-End Fund Structure.

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of shares. See “Repurchases of Shares” for a more detailed discussion. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

Distribution Policy

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of distributions is targeted to represent an amount equivalent to an annual rate of at least [ ] % of the Fund’s current NAV per share class. The Board reserves the right to change the monthly distribution policy from time to time. This distribution policy may, under some circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. Pursuant to the Fund’s distribution reinvestment policy, unless the registered owner of shares elects to receive cash, all distributions declared on shares will be automatically reinvested in additional shares of the Fund. See “Distribution Reinvestment Policy.” For U.S. federal income tax purposes, all distributions are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. See “Certain U.S. Federal Income Tax Matters.”

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares

Our shares are not currently listed on any securities exchange, and we do not expect a public market for them to develop in the foreseeable future, if ever. Therefore, shareholders should not expect to be able to sell their shares promptly or at a desired price.

To provide our shareholders with limited liquidity, we intend to offer to repurchase 5% of our outstanding shares on at least an annual basis. The Fund is an interval fund and, as such, has adopted a fundamental policy to make one mandatory repurchase offer in the [ ] calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% of the shares outstanding. We refer to such repurchase as a “Mandatory Repurchase” because the Fund is required to conduct this minimum repurchase offer unless certain limited circumstances occur. See “Repurchases of Shares.” There is no guarantee that shareholders will be able to sell all of the shares they desire in a Mandatory Repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s shares being repurchased. The Fund expects to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the redemption offer requirements.

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In addition, the Fund intends to offer additional liquidity to its shareholders by offering to repurchase outstanding shares in the [ ] calendar quarter of each year pursuant to a written tender offer. Each such repurchase offer will be at a price equal to the NAV per share, and is expected to be for an amount equal to 5% of the shares outstanding (a “Discretionary Repurchase”). A Discretionary Repurchase will be made at such time, in such amount and upon such terms as may be determined by the Board, in its sole discretion. The Board will typically consider the following factors, among others, in making its repurchase determination: (i) whether any shareholders have requested that the Fund repurchase their shares; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing shares; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of shares.

Although the Fund intends to engage in periodic Discretionary Repurchases as described herein, no assurances can be given that such Discretionary Repurchases will occur or that shareholders will be able to sell all of the shares they desire in a repurchase offer. The limitations and restrictions relating to Discretionary Repurchases may prevent the Fund from accommodating all repurchase requests made in any tender offer. Limited liquidity will be provided to shareholders only through the Fund’s Mandatory Repurchases and Discretionary Repurchases. We believe that implementing a repurchase policy that includes both Mandatory Repurchases and Discretionary Repurchases will be beneficial to shareholders. Mandatory Repurchases provide shareholders with a certain minimum amount of liquidity, but can also limit the Fund’s ability to implement its investment strategy if the Fund’s liquidity position is such that it must forego an attractive investment opportunity in order to satisfy a required repurchase offer. By making all repurchases other than Mandatory Repurchases discretionary, the Board will be in position to delay and/or reduce a Discretionary Repurchase in order to allow the Fund to take advantage of an investment opportunity that may in the long term be more beneficial to shareholders. See “Repurchases of Shares.”

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares. You assume these risks as a result of the Fund’s direct investments, if any, as well through its investments in CLOs. See “Risk Factors.”

•	The Fund is a closed-end management investment company with no history of operations.

•	An investment in the Fund involves the risk of possibly losing the entire principal amount invested in the Fund due to unpredictable market conditions.

•	The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests.

•	While the management team of our Adviser consists of personnel from the investment and operations team of Medley, the adviser to various closed-end funds, our Adviser has no experience as an entity managing a registered closed-end management investment company or a RIC. Therefore our Adviser may not be able to successfully operate our business or achieve our investment objective.

•	The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel and the loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.

•	Capital markets may experience periods of disruption and instability. These conditions may make it more difficult for us to achieve our investment objective.

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•	The downgrade of the U.S. credit rating and economic crisis in Europe could negatively impact our business, financial condition and earnings.

•	We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult or impossible for an investor to sell his or her shares.

•	Our securities are not currently listed on any securities exchange, and we do not expect a public market for them to develop in the foreseeable future, if ever. Therefore, shareholders should not expect to be able to sell their shares promptly or at a desired price. There is currently no secondary market for the shares and only a limited liquidity is expected to be provided to shareholders through the Fund’s Mandatory Repurchases and Discretionary Repurchases, at NAV.

•	Payment for repurchases of shares by the Fund may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.

•	The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment.

•	We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC but may fail to do so. Such failure would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•	As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise equity, make borrowings or sell existing investments to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

•	We are subject to financial market risks, including changes in interest rates, which may have a substantially negative impact on our investments.

•	A significant portion of our portfolio will be recorded at fair value as determined in good faith by the Board and, as a result, there may be uncertainty as to the value of our investments.

•	Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. securities.

•	The Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful.

•	Our investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk.

•	Our investments in the equity and junior debt tranches of CLOs may be riskier and less transparent to us and our shareholders than direct investments in the underlying companies.

•	CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on the CLOs are and will be payable solely from the cashflows from such Senior Secured Loans.

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•	There is the potential for interruption and deferral of cashflow to our investments in the equity and junior debt tranches of CLOs.

•	Our investments in Target Securities may be illiquid.

•	We may invest in assets with no or limited performance or operating history.

•	We are exposed to underlying borrower fraud through our portfolio securities.

•	The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans may adversely affect us.

•	Our investments are subject to prepayments and calls, increasing re-investment risk.

•	There is limited control of the administration and amendment of Senior Secured Loans in CLOs.

•	Senior Secured Loans in CLOs may be sold and replaced resulting in a loss to us.

•	Non-investment grade debt, which is often referred to as “junk” or “high-yield,” involves a greater risk of default and higher price volatility than investment grade debt.

•	We will generally have the right to receive payments only from the CLOs in which we invest, and will generally not have direct rights against the underlying borrowers comprising the CLOs’ investments or the entities that sponsored the CLOs.

•	Our investments in equity and junior debt tranches of CLOs will likely be subordinate to the other debt tranches of such CLOs, and are subject to a higher degree of risk of total loss.

•	The Fund may invest in public investment funds managed by unaffiliated institutional asset managers and private investment funds, including but limited to private debt funds and private real estate funds, managed by unaffiliated institutional asset managers, all of which are subject to their strategy specific risks such as leverage risk, derivatives risk and market risk. Fund shareholders will indirectly bear sales loads and asset-based fees and expenses, which may include upfront and ongoing fees relating to the Fund’s purchase of shares of such public investment funds and/ or private investment funds, and fees payable by such public investment funds and/or private investment funds to compensate their management teams through asset-based fees, including: (i) a base management fee in the range of 2.0% of such fund’s total assets; and (ii) an incentive fee in the range of 20% of such underlying fund’s net investment income and, in most cases, in the range of 20% of such underlying fund’s capital gains. In addition, such private investment funds are subject to illiquidity risk. These expenses are in addition to the management fee and incentive fee that the Adviser will receive from the Fund, which are also indirectly paid by the Fund’s shareholders.

•	Private equity investments are extremely speculative and come with a variety of risks, including the risk that one or more, or in some cases all, of the Fund’s investments will not be realized, or will not be realized in an amount that is profitable or that was expected at the time of initial investment, and that a portion, or the entire amount, of the Funds’ investment will be lost.

•	Special situation investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than risks of investing in public companies that may be at a later stage of development.

•	Mezzanine debt, including senior unsecured and subordinated loans, is not secured by any collateral and is effectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness).

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•	The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

•	We have not identified specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing our shares.

•	As a “non-diversified” fund under the 1940 Act, the Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

•	The dealer manager in our continuous offering and may be unable to sell a sufficient number shares for us to achieve our investment objective.

•	Because the dealer manager is an affiliate of the Adviser, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a shareholder.

•	Because the dealer manager is an affiliate of our Adviser, there are certain conflicts of interest relating to the distribution of shares.

•	The Fund may be required to pay the Adviser incentive compensation for a quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter because the Adviser is entitled to receive incentive compensation on income regardless of any capital losses.

•	The potential for our Adviser to earn incentive fees under the Investment Management Agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on average daily total assets, our Adviser may have an incentive to increase portfolio leverage in order to earn higher base management fees.

•	This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

•	Our Adviser and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in our shareholders’ best interests.

•	Our ability to enter into transactions with our affiliates will be restricted. For example, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the members of the Board who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or SOF Advisors and are “independent” as determined by the Board and, in some cases, the SEC.

•	We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

•	Investors in this offering will incur dilution.

•	We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested, therefore increasing the risks associated with investing in our shares.

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•	Our investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of investments, which would magnify the effect of any losses suffered by a few of these investments.

•	Although the U.S. credit markets are not currently experiencing the same extreme volatility and market disruption as occurred during 2008 to 2009, extreme volatility or market disruption may recur in the future.

•	Disasters, instability in the Middle East, and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.

•	The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

•	The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable.

Certain U.S. Federal Income Tax Matters

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet income and asset-diversification tests each year. If the Fund so qualifies and satisfies certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of realized net long-term capital gains over realized net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible U.S. federal excise tax on RICs to the extent they do not meet certain minimum distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these minimum distribution requirements. See “Certain U.S. Federal Income Tax Matters.”

Distribution Reinvestment Policy

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions is targeted to represent an amount equivalent to an annual rate of at least [ ]% of the Fund’s current NAV per share class. However, this distribution policy is subject to change and there is no guarantee the target rate will be achieved. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s distribution reinvestment policy. Shareholders who elect not to participate in the Fund’s distribution reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Distribution Reinvestment Policy.” A shareholder is subject to the same tax liability regardless of whether he or she received distributions in additional shares or cash. For information on how shareholders can make an election to withdraw from the distribution reinvestment policy, see ‘‘Distribution Reinvestment Policy’’ in this prospectus.

Custodian

[           ] will serve as the Fund’s custodian (the “Custodian”). See “Management of the Fund.”

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Corporate Information

Our principal executive offices are located at 280 Park Ave, 6th Floor East, New York, NY 10017. We maintain a website at [ ]. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Available Information

We file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information will also be available free of charge by contacting us at 280 Park Ave, 6th Floor East, New York, NY 10017, or by telephone at (212) 759-0777 or on our website at [ ]. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

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FUND EXPENSES

	Class A		Class T		Class I
Shareholder Transaction Expenses
Maximum Sales Load(1) (as a percent of offering price)	7.00%		2.00%		None
Offering Expenses(2)	[ ]	%	[ ]	%	[ ]	%
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase(3) (as a percent of original purchase price)	None		1.00%		None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees(4)	2.00%		2.00%		2.00%
Incentive Fees (20.0%)(5)	None		None		None
Interest Payments on Borrowed Funds	None		None		None
Acquired Fund Fees and Expenses(6)(7)	[ ]	%	[ ]	%	[ ]	%
Shareholder Servicing Expenses(8)	0.25%		0.25%		0.25%
Distribution Fee(9)	None		0.75%		0.50%
Other Expenses(7)(10)(11)	[ ]	%	[ ]	%	[ ]	%
Total Gross Annual Expenses	[ ]	%	[ ]	%	[ ]	%
Expense Support	([ ]	%)	([ ]	%)	([ ]	%)
Total Net Annual Expenses(12)	[ ]	%	[ ]	%	[ ]	%

The Fund Expenses table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $[2,500] for regular accounts or $[1,000] for retirement plan accounts. You may qualify for sales charge discounts on purchases of Class T shares if you and your family invest, or agree to invest in the future, at least $[2,500] for both regular accounts and retirement plan accounts. More information about these and other discounts is available from your financial professional and in “Plan of Distribution – Purchasing Shares” starting on page 91 of this prospectus. More information about management fees, incentive fees, and other expenses is available in “Management of the Fund” starting on page 72 of this prospectus.

(1)	The “maximum sales load” includes (i) dealer allowance fee of 5.00% and dealer manager fee of 2.00% of the Fund’s public offering price per Class A share and (ii) dealer allowance fee of 0.75% and dealer manager fees of 1.25% of the Fund’s public offering price per Class T share. In no event will the aggregate dealer allowance fee and dealer manager fee exceed 7.00% of the gross offering proceeds received attributable to Class A shares, and in no event will the aggregate dealer allowance fee and dealer manager fee exceed 2.00% of the gross offering proceeds received attributable to Class T shares. Class A and Class T shares are subject to a regulatory shareholder transaction fee cap of 7.25% and 6.25%, respectively, under FINRA Rule 2341. Class I shares are sold at the prevailing NAV for such share without any upfront sales load, and are subject to a regulatory shareholder transaction fee cap of 6.25% under FINRA Rule 2341.

(2)	Amount reflects estimated offering expenses to be paid by the Fund of up to $[ ] million if the Fund raises $[ ] million in proceeds (net of the sales load) in this offering during the first twelve months. The offering expenses consist of costs incurred by the Adviser and its affiliates on the Fund’s behalf for legal, accounting, printing and other offering expenses, including, but not limited to, costs associated with technology integration between the Fund’s systems and those of its broker-dealers.

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(3)	Shareholders tendering Class T shares, either through a Mandatory Repurchase request or a Discretionary Repurchase request, fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 1.00%, which will be deducted from the repurchase proceeds of Class T shares, if (i) the original purchase was for an amount of $1 million or less and (ii) the selling broker received the reallowance of the dealer-manager fee. Class A and Class I shares are not subject to an early withdrawal charge.

(4)	The management fee is calculated and payable monthly in arrears at the annual rate of 2.00% of the Fund’s average daily total assets during such period. Average daily total assets is defined as the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received, as of each day, divided by the number of days in such monthly period. For purposes of calculating the management fee, the term “total assets” includes any assets acquired with the proceeds of leverage.

(5)	The incentive fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the incentive fee the Fund pays to increase to the extent the Fund earns greater income through its investments. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 20.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return of the Fund’s adjusted capital, equal to 1.50%, or an annualized hurdle rate of 6.00%, subject to a “catch-up” feature, which allows the Adviser to recover the foregone incentive fees that were previously limited by the hurdle rate. See “Management of the Fund — Investment Adviser” for a full explanation of how the incentive fee is calculated. Because the example following this table assumes a 5.0% annual return, as required by the SEC, no incentive fee would be payable in the current fiscal year. Based on the Fund’s current business plan, the Fund anticipates that it may have investment income that could result in the payment of an incentive fee to the Adviser in the current fiscal year. However, because the fund is a new offering with no performance history, its performance may not be accurately predicted.

(6)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the acquired fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this Fund Expenses table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Costs associated with certain investment vehicles, such as real estate investment trusts and private equity funds, are not included in the presentation of the Fund’s fees and expenses due to the fact that such indirect costs are excluded for purposes of this line item. The Fund may invest in such funds whose fees and expenses are excluded from this Fund Expenses table, and in that event the Fund would indirectly incur costs relating to such investments.

(7)	Based on estimated amounts for the current fiscal year.

(8)	The shareholder servicing fee attributable to Class A, Class T, and Class I shares will be charged until such time that the regulatory shareholder transaction fee caps of 7.25%, 6.25%, and 6.25%, respectively, under FINRA Rule 2341 are reached.

(9)	The Distribution Fee attributable to Class T and Class I shares will be charged until such time that the regulatory shareholder transaction fee caps of 7.25% and 6.25%, respectively, under FINRA Rule 2341 are reached. Class A shares are not subject to a distribution fee.

(10)	Other expenses include accounting, legal and auditing fees of the Fund, as well as the reimbursement of the compensation of the Fund’s chief financial officer, chief compliance officer and other administrative personnel and fees payable to the trustees who do not also serve in an executive officer capacity for the Fund or the Adviser. Other expenses also include approximately $[ ] million of upfront offering and organizational expenses in connection with the Fund’s initial setup and launch. Other expenses as an annual percentage of net assets excluding the impact of these upfront expenses is [ ]%.

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(11)	Based on estimated amounts the Fund expects to pay during the current fiscal year and does not include preferred pricing arrangements the Fund may receive from certain parties as newly-formed entities.

(12)	The Adviser and the Fund have entered into the Expense Support Agreement, under which the Adviser will make expense support payments to the Fund for expenses the Fund incurs, but only to the extent that the Adviser’s management fees payable by the Fund plus the Fund’s ordinary annual operating expenses after reimbursements (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) exceed [ ]%, [ ]%, and [ ]% per annum of the Fund’s average daily net assets attributable to Class A, Class T, and Class I shares, respectively. The Adviser will be eligible to recoup expense support payments it previously made within the three fiscal years following the fiscal year in which the expenses occurred and the Adviser will recoup an amount from the Fund to the extent the amount recouped does not cause the Fund’s total annual expenses in the year of recoupment to exceed the lesser of the total net expenses cap in effect at the time the expense payment was made under the Expense Support Agreement in that year or the total net expense cap in effect or at such time the Adviser seeks recoupment. The Expense Support Agreement will have a minimum term of twelve months. The Board may terminate the Expense Support Agreement at any time after the initial twelve-month period, and there can be no assurance that the Adviser will renew the Expense Support Agreement after the first twelve-month period.

Examples

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The examples give effect to the Expense Support Agreement for only year one.

5% Return, redemption

Share Class	1 Year		3 Years		5 Years		10 Years
Class A Shares	$	[ ]	$	[ ]	$	[ ]	$	$ [ ]
Class T Shares	$	[ ]	$	[ ]	$	[ ]	$	$ [ ]
Class I Shares	$	[ ]	$	[ ]	$	[ ]	$	$ [ ]

The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your shares in full at the end of such period. The examples give effect to the Expense Support Agreement for only year one.

5% Return, redemption

Share Class	1 Year		3 Years		5 Years		10 Years
Class A Shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class T Shares	$	[ ]*	$	[ ]	$	[ ]	$	[ ]
Class I Shares	$	[ ]	$	[ ]	$	[ ]	$	[ ]

* The Early Withdrawal Charge applies. See “Early Withdrawal Charge” under “Repurchases of Shares.”

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by [ ], currently $[    ]. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The Fund may also pay organizational and offering costs in connection with the initial offering of the shares estimated to be $[ ] million. The organizational expenses are recorded as they are incurred, while the offering expenses will be amortized over the first twelve months of the Fund’s operations. The Fund’s offering costs and organizational expenses are borne by the Fund’s shareholders as an expense of the Fund.

22

The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. See “Plan of Distribution” for additional information regarding shareholder transaction expenses.

23

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

THE FUND

The Fund is a newly organized, continuously offered, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act and will be operated as an interval fund. The Fund was organized as a Delaware statutory trust on September 15, 2016 and has no operating history. The Fund’s principal office is located at 280 Park Ave, 6th Floor East, New York, NY 10017, and its telephone number is (212) 759-0777.

24

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to, but not limited to, the following:

•	the impact of an economic downturn on the ability of the issuer of a Senior Secured Loan to continue to operate, which could lead to the loss of some or all of our investment in such Senior Secured Loan or CLO investment;

•	the impact of an economic downturn on the ability of the issuer of a Senior Secured Loan to continue to operate, which could lead to the loss of some or all of our investment in such Senior Secured Loan or CLO investment;

•	the impact of interest rate volatility on our results, particularly if we elect to use leverage as part of our investment strategy;

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the Target Securities in which we invest;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable investments;

•	our use of financial leverage;

•	our tax status;

•	the timing and amount of interest distributions from the investments we make; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

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•	future changes in laws or regulations and conditions that impact our operations or investments.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

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USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of the sales load (if applicable), will be invested in accordance with the Fund’s investment objectives and policies as soon as practicable after receipt. There is no minimum asset threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Fund will pay its organizational and offering expenses incurred with respect to its initial and continuous offering. Pending investment of the net proceeds in accordance with the Fund’s investment objectives and policies, the Fund will invest in money market or short-term, high-quality fixed-income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses, as well as the applicable sales load, all of which is non-refundable. The Fund’s distributions may consist, in whole or in part, of a return of capital even after the Fund in fully invested.

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INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objectives

Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing in Senior Secured Loans, with an emphasis on current income. Securities either rated below investment grade, or unrated securities possessing similar credit characteristics as below investment grade securities, are known as “junk” and “high risk” securities. These investments have predominantly speculative characteristics with respect to the issuers’ capacity to pay interest and repay principal. They may also be illiquid and difficult to value. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. We may invest in Senior Secured Loans directly to implement our investment objective but expect to invest primarily in the equity and junior debt tranches of CLOs. We refer to such investments, together with direct investments in Senior Secured Loans, collectively as “Target Securities.” Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is broadly assorted across different Senior Secured Loans, borrowers, and industries, with limitations on non-U.S. borrowers.

The CLOs in which we invest typically will be issued by special purpose vehicles and will be predominantly collateralized against pools of Senior Secured Loans. Such Senior Secured Loans typically will be BB or B rated and in limited circumstances, unrated (non-investment grade or “junk”), Senior Secured Loans originated in the U.S., with a first lien on the borrower’s assets. We invest in new issue transactions in the primary market and transactions in the secondary market. [We are not making a commitment or a guarantee that we will invest in direct investments in securities that pay interest such as Senior Secured Loans.]

We will identify potential investments using our Adviser’s market knowledge, experience and industry relationships. Our Adviser’s relationships with CLO collateral managers, underwriters and trading desks will be used to source transactions. In determining when to sell an investment, our Adviser will consider the following factors: the performance of such investment, the expected performance by evaluating the company if such investment is a Senior Secured Loan or evaluating the pool of Senior Secured Loans if such investment is in a CLO, current market conditions, our capital needs, and other factors.

We seek to invest a majority of our assets in a broad portfolio of cashflow CLOs and, particularly, junior debt tranches of cashflow CLOs, and in the equity tranche, including providing (i) anchor CLO equity, (ii) risk retention capital, and (iii) equity for loan accumulation facilities or warehouse facilities to high-quality CLO managers. The underlying assets of cashflow CLOs are comprised primarily of Senior Secured Loans. Therefore, there is a direct relationship between the market for Senior Secured Loans and the market for cashflow CLOs in which we will seek to invest. We invest so as to obtain exposure across a relatively broad range of underlying borrowers and credit ratings, sectors, regions, CLO collateral managers, and CLO maturity profiles. We also take into consideration any correlation between different underlying securities. In order to comply with diversification requirements applicable to RICs, with respect to half of our investment portfolio, our interest in any one investment will not exceed 5.0% of the value of our gross assets, and with respect to the other half of our portfolio, our interest in any one investment will not exceed 25.0% of the value of our gross assets. By virtue of our investments in cashflow CLOs, which will be predominantly collateralized against pools of Senior Secured Loans, we expect to be broadly invested with respect to credit exposure to any one particular industry or borrower although we will have no restrictions on the industry or borrower exposure of the underlying assets and we do not operate as a “diversified” investment company within the meaning of the 1940 Act. See “Certain U.S. Federal Income Tax Matters—Taxation as a Regulated Investment Company” for our detailed RIC diversification requirements.

We may, at times, invest a significant portion of our assets (defined as net assets plus the amount of any borrowing for investment purposes) opportunistically to achieve our investment objective. It is expected that these opportunistic investments will change thematically over time as the Adviser identifies investment opportunities derived from a number of sources, including the debt and equity of companies and fixed income and fixed-income related securities, including real estate securities. We define fixed-income and fixed-income related securities, including real estate securities, to consist of: (i) loans, bonds and other fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers; (ii) real estate securities including common stock, partnership or similar interests, convertible or non-convertible preferred stock, and convertible or non-convertible secured, secured or unsecured debt issued by: (A) private, institutional real estate investment funds managed by institutional investment managers; and (B) publicly traded or publicly registered and non-traded real estate investment trusts; publicly traded or publicly registered and non-traded real estate operating companies; exchange traded funds; index mutual funds; and other investment vehicles such as closed-end funds, mutual funds and unregistered investment funds that invest principally, directly or indirectly, in real estate; (iii) equity of investment funds, which may include (A) public investment funds managed by unaffiliated institutional asset managers, including closed and open-end funds, exchange traded funds, exchange traded notes, index mutual funds and business development companies that are publicly-traded or are publicly registered and non-traded, that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics), as well as any public real estate related funds as listed above and (B) private investment funds managed by unaffiliated institutional asset managers that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics), as well as any private real estate related funds as listed above; and (iv) mezzanine securities (described below), convertible securities (described below), private equity funds, which may themselves directly pursue private equity strategies, including buyouts, venture capital, growth capital, private debt and special situations, and credit-linked notes. We may also invest in special situations credit and equity securities and, as it relates to our investments in private equity funds, we may also invest directly in the deals sponsored by such private equity funds. With respect to the foregoing investments, our general investment strategy will be broad and will not be limited to any specific industry, sector, or a minimum or maximum market cap. In addition, we may invest across domestic and foreign markets.

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We may invest in certain lower grade securities known as “mezzanine securities,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine securities may be issued with or without registration rights. Similar to other lower grade securities, maturities of mezzanine securities are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine securities are usually unsecured and subordinated to other obligations of the issuer.

We may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

As a shareholder of the Fund, you will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan. In the case of the equity and junior debt tranches of CLO securities owned by the Fund, the Fund will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle.

Our Target Securities, and particularly our investments in the equity and junior debt tranches of CLOs and certain other opportunistic investments, are difficult to value by virtue of the fact that they generally are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary basis by institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by the Board.

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We will be subject to certain regulatory restrictions in making our investments. In addition, the Fund generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance. For example, we may co-invest with such accounts consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. On July 26, 2016, certain affiliates of the Fund and the Adviser applied for such exemptive relief from the SEC, which relief, if granted, will be applicable to the Fund and the Adviser; there is no assurance, however, that the requested relief will be granted. In the event the SEC does not grant the exemptive relief, the Fund will only participate in co-investments that are allowed under existing regulatory guidance, which would reduce the amount of transactions in which the Fund can participate and make it more difficult to implement the Fund’s investment objective. Even if the Fund is able to obtain exemptive relief, it will be unable to participate in certain transactions originated by the Adviser or its respective affiliates, including during the period prior to receiving such relief. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in the SAI.

To enhance our returns, we may borrow funds from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition, although we do not intend to incur leverage, or issue preferred shares in the twelve months following the date of this prospectus. In determining whether to borrow funds, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of issuing preferred shares to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred shares would be borne by holders of our shares. See “Risk Factors” for a discussion of the risks inherent to employing leverage.

While a registered closed-end management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure initially is appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets because our shares will not be listed on a national securities exchange. To provide our shareholders with some liquidity, we intend to offer to repurchase 5% of our outstanding shares on at least an annual basis. The Fund is an interval fund and, as such, has adopted a fundamental policy to make one Mandatory Repurchase offer at a price equal to the NAV per share, of no less than 5% of the shares outstanding. We refer to such repurchase as a “Mandatory Repurchase” because the Fund is required to conduct this minimum repurchase offer unless certain limited circumstances occur. See “Repurchases of Shares.” There is no guarantee that shareholders will be able to sell all of the shares they desire in a Mandatory Repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s shares being repurchased. In addition, the Fund intends to offer additional liquidity to its shareholders by offering to repurchase outstanding shares pursuant to one Discretionary Repurchase offer each year that will be at a price equal to the NAV per share and is expected to be for an amount equal to 5% of the shares outstanding. Discretionary Repurchases will be made at such times, in such amounts and such terms as may be determined by the Board, in its sole discretion. The Mandatory Repurchase is the only means of liquidity through which shareholders have a right to redeem their shares, subject to a limited number of extenuating circumstances. Therefore, shareholders may not be able to sell their shares promptly or at a desired price. See “Repurchases of Shares.”

Our shares are not currently listed on an exchange, and we do not expect a public market to develop for them in the foreseeable future, if ever.

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The Adviser

SOF Advisors, the investment adviser of the Fund, is a registered investment adviser under the Advisers Act. The Adviser was formed as a Delaware limited liability company on September 14, 2016.

The Adviser is an affiliate of Medley, an asset management firm with approximately $5 billion of assets under management as of June 30, 2016. “Assets under management” or “AUM” refers to the assets of the various funds managed by Medley, which represents the sum of the NAV of such funds, the drawn and undrawn debt (at the fund level, including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). The Adviser is a newly formed investment adviser and, as a result, has no experience managing a registered closed-end management investment company. However, the Adviser draws upon Medley, its management team and their collective investment experience to provide its services.

All investment decisions will be made by our Adviser’s professionals. The Board, including a majority of the members of the Board who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of SOF Advisors, will oversee and monitor our investment performance and relationship with our Adviser. See “Management of the Fund – Investment Adviser.”

Investment Strategy

When investing in CLO equity the primary investments will take the form of (i) anchor CLO equity, (ii) risk retention capital, and (iii) equity for loan accumulation facilities or warehouse facilities to CLO managers approved by the Fund with underlying exposures diversified by industry, borrower, region and related asset manager. Additionally, the Fund will invest in CLO junior debt tranches and CLO equity and junior securities in the secondary market that the Adviser believes have the potential to outperform the market on a relative-value basis. The Fund will utilize Medley’s leveraged finance platform, investment expertise, national sourcing network and industry relationships to pursue a differentiated strategy within the CLO market focused on:

•	Proactive sourcing and identification of high-quality CLO managers and CLO investment opportunities. The Fund will utilize Medley’s leveraged finance platform, national origination franchise and industry relationships to source investment opportunities. Medley has direct contact with and access to major U.S.-based CLO managers and banks that originate and trade CLO interests and Senior Secured Loans. Consistent with Medley's broader credit franchise, the Adviser will differentiate itself as a preferred independent partner and provider of capital solutions to the CLO issuer community. By identifying and investing in leading CLO managers with tailored investment styles, the Adviser will seek durability and protection against fluctuations in the credit cycle and minimization of risk. The Adviser will seek to invest in CLOs that are structured to maximize excess spread available to the equity tranche by targeting CLOs with high credit ratings for the senior tranches (lower cost of debt) and attractive risk-adjusted asset spreads.

•	Using the Fund’s scale to influence terms and generate enhanced economics. The Adviser will utilize its structuring expertise and knowledge of underlying loans in efforts to source and acquire investments with attractive anticipated returns and terms. When investing in a new risk retention structure, or making a significant primary market investment in a particular CLO tranche, the Adviser will generally seek to use a proactive approach to achieve favorable transaction terms. The Adviser believes that nascent, non-standardized risk retention structures will afford opportunities to negotiate favorable terms for the Fund. The Adviser also believes that the certain protective rights achieved through holding a majority position in a CLO equity tranche may mitigate certain risks in these investments. Specifically, the Adviser will seek to have favorable voting rights with respect to early redemptions, refinancing terms, additional issuances, certain portfolio investment features and amendments to the governing documents during the life of the CLO. The Adviser may receive enhanced economics, as well as substantive benefits, in return for providing anchor equity or risk retention capital solutions. These enhanced returns may take the form of (i) CLO management fee rebates, (ii) bank arrangement fee concessions or (iii) other forms of economic enhancement. CLO management fee concessions in the form of lower management fees or fee rebates are structured to compensate for (a) the liquidity premium for investing in a risk retention structure and (b) providing relative certainty of CLO equity placement, which is often the most difficult tranche to place.

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Bank arrangement fee concessions are typically reflected as an original issue discount on the face value of the CLO equity.

•	Disciplined and rigorous investment analysis and due diligence process. The Adviser will employ a disciplined internal investment evaluation process. CLO managers will be chosen by the Adviser based on considerations that may include: (i) size of credit platform, (ii) significant origination and credit underwriting experience, (iii) rigorous investment process, (iv) track record and (v) portfolio management expertise. The Adviser will target investments with CLO managers that have demonstrated strong credit analytics and portfolio management on a long-term basis, consistent with a buy-and-hold strategy.

•	Partnering with leading CLO managers to provide one-stop equity capital solutions across multiple CLOs. After a rigorous due diligence process and subject to ongoing portfolio monitoring, the Fund will seek to provide a range of CLO equity solutions for high-quality CLO managers on an ongoing basis. The Fund's offering will include (i) anchor CLO equity, (ii) risk retention capital and (iii) equity for loan accumulation facilities. The Fund will also purchase CLO equity and CLO junior debt tranches in the secondary markets, in some cases including CLO equity of target CLO managers. Ongoing relationships with quality CLO managers will allow the fund to efficiently scale and generate incremental returns.

•	Diversified portfolio construction. The Fund seeks to construct a portfolio of diversified CLO equity and junior debt securities, and interests in risk retention vehicles holding such securities. Portfolio construction will focus on providing diversified exposure across a number of key criteria, including the number of borrowers and industry types underlying each CLO and the investment style of CLO managers. As there will be some overlap of underlying CLO portfolio assets, the Adviser will typically perform portfolio look-through analyses to determine concentration of particular borrowers, industries, sectors, geographies and end-markets. The Fund will employ a long-term investment horizon with a primarily buy-and-hold strategy similar to the approach used by the broader Medley platform. However, based on the continuous monitoring of investments and look-through analytics, the Adviser may sell positions from time to time if the Adviser believes it is in the Fund's best interest.

•	Active portfolio monitoring and risk management. In relation to the Fund’s Target Securities, the Adviser will typically conduct periodic, detailed analysis of underlying loans, the CLO structure and the CLO manager. The Adviser will typically review, among other things, monthly reporting, the internal watch list methodology, adherence to investment strategy and covenants, and other ongoing measures. Risk management is a continuous process that may include regular benchmarking of investment performance to the initial investment hypothesis and the maintenance and monitoring of a “risk rating list” on a monthly basis. The “risk rating list” is derived from general market information including security prices, press releases, news and statements and ongoing due diligence to assist the Adviser in forecasting the occurrence of specific credit events and modeling outcomes. Through the portfolio monitoring and risk management process, the Adviser will continuously seek to optimize the risk-return profile of the portfolio, subject to, among other things, variations in general market liquidity, the illiquid nature of the Target Securities and the constraints presented by the limited length of the investment period.

Analysis of Collateral

In addition to the in-depth due diligence that we believe the CLO collateral manager will typically conduct on the Senior Secured Loans in a CLO portfolio, our Adviser also will typically perform in-depth due diligence on the individual Senior Secured Loans in the CLO portfolio. Our Adviser’s evaluation process for corporate credit portfolios typically focuses on identifying high-risk issuers, evaluating the key events which could lead to their default, and understanding the timing of these events and the expected severity of loss should these events take place.

We caution investors that the past performance described above is not indicative of future returns and the results do not include fees, expenses or taxes that a shareholder may incur. The results described above may not be representative of our portfolio.

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In this process of evaluation, input generally will be obtained from our Adviser’s professionals. In addition, our Adviser has access to its experienced credit team for information with which to screen issuers according to qualitative and quantitative criteria. Credit statistics are typically reviewed for each corporate issuer in our portfolio. This review usually will be used in the investment modeling process and stress case analysis, which our Adviser believes will produce a thorough assessment of underlying potential default and recovery characteristics of Target Securities.

Analysis of CLO Manager

Assessment of a CLO manager’s expertise in the underlying asset class and track record are generally key components in the investment evaluation process. Typical criteria that will be used to evaluate prospective CLO managers include:

•	Experience and track record in managing CLOs and Senior Secured Loans;

•	Historical performance of such collateral manager’s CLOs with increased focus on performance during the dislocation experienced by credit markets in 2008 and 2009;

•	Investment processes and independent reporting systems;

•	Investment style and consistency in portfolio construction;

•	Senior management and dedicated team for investing in Senior Secured Loans;

•	Senior personnel that understand credit selection and managing the CLO structure through the life of a CLO;

•	Length of time the team has invested together;

•	The collateral manager’s ability to access Senior Secured Loans; and

•	Reporting and transparency.

In addition to reviewing offering materials and reporting documentation, the Adviser’s professionals will, as part of the investment due diligence process, conduct interviews with the senior management, portfolio managers, credit analysts and risk management professionals of prospective investee CLO managers, and obtain references from other investors in prior vehicles.

CLO Structural Analysis

The Fund will utilize proprietary and third-party financial models to assess credit and structural risks of each prospective CLO investment and to determine expected returns. Typically these models incorporate many of the following structural variables and assumptions in respect of each transaction:

•	Probability and/or timing of underlying asset default;

•	Recovery rates and timing of recovery on defaulted assets;

•	Cash receipts and prepayments;

•	Reinvestment terms for new Senior Secured Loans;

•	Term of the transaction;

•	Capital structure;

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•	Funding cost;

•	Fees and expenses;

•	Cash flow "waterfalls" (including application of excess yield and cash flow diversion triggers); and

•	Portfolio look-through to assess underlying exposure by industry and obligor.

Utilizing default and recovery assumptions generated by the Adviser and its affiliates for portfolios of underlying Senior Secured Loans, a risk analysis typically will be performed to determine the probability of achieving various return levels for each investment. Transactions which demonstrate stable return profiles with high breakeven probabilities typically will be targeted and the Fund will seek to avoid transactions with significant tail risk (i.e., probability of achieving below targeted returns).

In all cases, the Fund will seek to invest in CLOs that are structured to maximize the excess spread available to the equity tranche by targeting CLOs with high credit ratings for the senior tranches (lower cost of debt) and attractive risk-adjusted asset spreads.

A portfolio look-through analysis is often used to identify and manage risk concentrations in the aggregate investment portfolio (i.e., asset, asset class, sector, rating, borrower and manager) and to ensure ongoing adherence to the Fund’s investment strategy.

The Fund will also utilize external legal counsel and/or in-house legal professionals to review CLO legal documents as part of the investment process.

Management of Investments

Investment decisions by our Adviser will generally be based on a rigorous credit and structural review and relative value analysis performed by its team, and potential investments will generally be analyzed on the merits of the individual transaction in terms of absolute return targets and relative value versus comparable opportunities.

Our Adviser’s team generally will prepare an investment memorandum that documents an investment hypothesis and supporting information. Supporting information often includes, among other items, due diligence performed on the underlying portfolio, identification of credits to be included in the transaction, the CLO structural analysis set out above, due diligence performed on the CLO collateral manager, a review and analysis of the offering documentation, and modeling of “downside” and “stress” scenarios.

Our Adviser’s sale and purchase decisions are reviewed and approved by multiple professionals. Our Adviser’s professionals typically use a consensus approach to decision making, wherein each purchase or sale of an investment must be approved by a majority of such professionals. If a majority consensus is not reached, an investment sale or purchase typically will not be made. Our Adviser’s professionals confer as often as is necessary to discuss potential new investments and existing positions whenever action is required. As part of its investment decisions, our Adviser’s professionals may also take into consideration an analysis of a potential investment’s impact on our portfolio’s structure. See “Portfolio Management” for additional information on our Adviser’s professionals.

In relation to Target Securities in which we invest, our Adviser’s professionals conduct rigorous ongoing analysis on the Senior Secured Loans, the CLO structure and the CLO collateral manager which generally will include monthly reporting providing an overview of:

•	Senior Secured Loan lists;

•	Buy/sell activity for the period;

•	Portfolio metrics (including yield, price, weighted average rating factors and any rating changes);

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•	Concentration limits;

•	Covenant compliance; and

•	Cash flows.

Further, the Adviser will follow a policy of holding formal reviews on a periodic basis with the CLO managers underlying the Fund's investments, as applicable.

Risk management is an ongoing process that may include regular benchmarking of investment performance to the initial investment hypothesis and the maintenance and monitoring of a “risk rating list” on a monthly basis. Such risk rating is derived from general market information including security prices, press releases, news and statements, and ongoing due diligence to assist the Adviser in forecasting the occurrence of specific credit events and modeling outcomes. Through its portfolio monitoring and risk management process, the Adviser will continuously seek to optimize the risk-return profile of the portfolio, subject to, among other things, variations in general market liquidity, the illiquid nature of the Target Securities and the constraints presented by the limited length of the investment period.

Cash Uses and Cash Management Activities

In accordance with our investment strategy, our principal use of cash (including the net offering proceeds) will be to fund investments sourced by our Adviser, as well as initial expenses related to this offering, ongoing operational expenses and payment of distributions to shareholders in accordance with our distribution policy. See “Distribution Policy.”

Operating and Regulatory Structure

Our investment activities are managed by the Adviser and supervised by the Board, a majority of the trustees whom are not “interested persons” of the Fund, as such term is defined under the 1940 Act. Under our Investment Management Agreement, we have agreed to pay our Adviser a base management fee based on our average daily total assets as well as an incentive fee based on our performance. In addition, we will reimburse our Adviser for routine non-compensation overhead expenses, such as expenses incurred by the Administrator or us in connection with administering our business, including expenses incurred by the Administrator in performing administrative services for us, and the reimbursement of the compensation of our chief financial officer, chief compliance officer and other administrative personnel paid by the Administrator, subject to the limitations included in the Administration Agreement, and other expenses. See “Management of the Fund — Investment Adviser” for a description of the payments we will make to our Adviser.

The Administrator provides us with general ledger accounting, fund accounting, and other administrative services.

While a registered closed-end management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure initially is appropriate for the long-term nature of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue our investment objective without subjecting our investors to the daily share price volatility associated with the public markets because our shares will not be listed on a national securities exchange. We will provide limited liquidity to our shareholders only through the Mandatory Repurchases and Discretionary Repurchases, though we are under no obligation to make the Discretionary Repurchase offers. Therefore, shareholders may not be able to sell their shares promptly or at a desired price. See “Repurchases of Shares.”

Our shares are not currently listed on an exchange, and we do not expect a public market to develop for them in the foreseeable future, if ever.

We intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our shareholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

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We will be subject to certain regulatory restrictions in making our investments. For example, the Fund generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance. For example, we may co-invest with such accounts consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. On July 26, 2016, certain affiliates of the Fund and the Adviser applied for such exemptive relief from the SEC, which relief, if granted, will be applicable to the Fund and the Adviser; there is no assurance, however, that the requested relief will be granted. In the event the SEC does not grant the exemptive relief, the Fund will only participate in co-investments that are allowed under existing regulatory guidance, which would reduce the amount of transactions in which the Fund can participate and make it more difficult to implement the Fund’s investment objective. Even if the Fund is able to obtain exemptive relief, it will be unable to participate in certain transactions originated by the Adviser or its respective affiliates, including during the period prior to receiving such relief. See “Certain Relationships and Related Party Transactions” in the SAI.

To enhance our returns, we may borrow funds from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. We do not plan to incur leverage or issue preferred shares in the first twelve months following the date of this prospectus. In determining whether to borrow funds, we intend to analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of issuing preferred shares to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred shares would be borne by holders of our shares. See “Risk Factors” for a discussion of the risks inherent to employing leverage.

Valuation Policies and Procedures

We determine the NAV of shares of the Fund daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. In connection with the Fund’s daily determination of NAV of the respective share classes, the pricing committee of the Fund acting under the Board’s supervision and pursuant to policies implemented by the Board, will assist the Board in calculating the fair value of the Fund’s securities that are not priced on the basis of market quotations in accordance with the Fund’s valuation policies and procedures.

The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual investment on a quarterly basis. In addition, in connection with the Mandatory Repurchases and Discretionary Repurchases, the Board has adopted procedures pursuant to which our portfolio will be valued on the date of repurchases.

The Board determines the value of our investment portfolio each quarter, after consideration of our audit committee’s recommendation of fair value. Our Adviser will compile the relevant information, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund’s portfolio manager. All available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to our audit committee to consider in making its recommendation of fair value to the Board. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases our audit committee generally will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to the Board. We may elect to engage third-party valuation firms to provide assistance to the Fund’s pricing committee and Board in valuing certain of our investments. The Fund’s pricing committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value. See “Determination of Net Asset Value” for a discussion of how NAV is determined.

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Overview of the Loan Market

Loans are the predominant form of collateral for CLOs, and Senior Secured Loans represent a large and mature segment of the U.S. corporate loan market. As of December 31, 2015, the amount of institutional, non-investment grade Senior Secured Loans (“Leveraged Loans”) outstanding was approximately $881 billion.** Annual Leveraged Loan issuance set a record in 2013 with $607 billion of volume, followed by robust issuance of $528 billion and $421 billion in 2014 and 2015, respectively.16 Starting with the large leveraged buy-outs of the mid-1980s, the Senior Secured Loan market has become the dominant way for issuers to tap banks and other institutional capital providers for loans. The driving factor behind the shift from traditional bilateral, or individual, credit lines was the lower cost structure and more efficient administration of syndicated loans. Proceeds are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings and financing capital expenditures. Returns on Senior Secured Loans, generally, typically exhibit low correlation to returns on traditional asset classes such as publicly traded stocks and other fixed income assets.

16 S&P Capital IQ LCD, March 10, 2016.

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Broadly syndicated Senior Secured Loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of CLOs, mutual funds and closed-end funds, hedge funds, banks, insurance companies, and finance companies.

CLOs represent the largest source of capital for institutional Senior Secured Loans, representing a range of approximately 33% to 55% of the demand for newly issued, leveraged loans from 2002 through 2015.**

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Generally, Senior Secured Loans are floating rate instruments, typically making quarterly interest payments based on a spread over LIBOR. Today, the terms of many Senior Secured Loans include a LIBOR floor (typically 100 basis points), which is set above the current market level for LIBOR.

Senior Secured Loans represent an attractive and stable base of collateral for CLOs. In particular, the primary attributes include:

•	Secured: Senior Secured Loans typically have a first priority or, to a much lesser extent, a second priority lien on the borrower's assets.

•	Senior: Senior Secured Loans maintain a priority claim, relative to equity, on the borrower’s assets and cash flow, with the most senior Loans offering the prospect of a more stable and lower-risk investment relative to the subordinated debt and equity securities issued by the borrower.

•	Floating Rate: Senior Secured Loans typically involve a floating interest rate as opposed to a fixed interest rate, which generally provides a measure of protection against the risk of increases in interest rates and inflation. The debt tranches of CLOs generally have floating interest rates as well, which provides a partial matching of changes in the interest rates on the CLO’s assets and liabilities.

•	Loan-to-Value: In general, underlying borrowers of Senior Secured Loans have a loan-to-value ratio of approximately 40% to 60% at the time of origination.

The table below depicts a representative capital structure for a company issuing Senior Secured Loans, and illustrates the relative payment priority and risk associated with various forms of debt and equity capital.

17 S&P Capital IQ LCD, March 10, 2016.

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Senior Secured Loans have provided positive cash yields in all but two years since 1997 and provided a 2-year return of approximately 7.5% in 2008 and 2009, despite the market downturn.18

18 S&P Capital IQ LCD, March 10, 2016.

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Annual default rates for Senior Secured Loans averaged approximately 3.2% since 2000 and 2.0% for the 12-month period ending December 31, 2015.***

The average recovery rate for Senior Secured Loans that defaulted between 1987 and 2015 was 80.4%, which was significantly higher than average recoveries for other fixed income asset classes, including for high-yield bonds (48.8%).20 The recovery rate represents the percentage of stated principal that a loan ultimately returned after default.

19 S&P Capital IQ LCD, March 10, 2016.

20 Moody's Annual Default Study: Corporate Default and Recovery Rates, 1987-2015, March 11, 2016.

21 S&P Capital IQ LCD, March 10, 2016.

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Positive outlook for U.S. corporations. We believe that U.S. companies are in general in a healthy position. Debt utilization is below the historical average as a percentage of shareholders’ equity,22 and quarterly EBITDA in the first quarter of 2016 experienced an annual growth rate of 7.1% (7.7% excluding energy and metals/mining sector companies) for Senior Secured Loan issuers over the period from the first quarter of 2015 through the first quarter of 2016.23

In the current environment, we believe the above attributes are particularly desirable. We believe that the potential for returns on Senior Secured Loans will remain attractive for at least the next two to three years, particularly taking into account that as of March 31, 2016 corporate issuers need to refinance approximately $216.5 billion of Senior Secured Loans by year-end 201924 and that funding for such refinancing, including by CLOs, may remain scarce. We believe any such supply and demand imbalance is likely to result in attractive yields for Target Securities.

Availability of Investment Opportunities; Competition

The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Fund. Additionally, because we believe competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including CLOs. As a result of these new entrants, competition for investment opportunities in CLOs may intensify. Moreover, transaction sponsors unaffiliated with the Fund or the Adviser may be reluctant to present investment opportunities to the Fund because of its affiliation with the Adviser. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s primary investment objectives or to realize upon their values.

Staffing

The Fund does not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of SOF Advisors and Medley Capital LLC, pursuant to the terms of the Investment Management Agreement and the Administration Agreement. The Fund’s day-to-day investment operations are managed by SOF Advisors. In addition, the Fund reimburses Medley Capital LLC for any such costs and expenses which have been paid by Medley Capital LLC on behalf of the Fund on the terms and conditions set forth in the Administration Agreement, including the compensation of the Fund’s chief financial officer and chief compliance officer and their respective staff to the extent that each such reimbursement amount is subject to the limitations included in the Administration Agreement.

Facilities

We do not own any real estate or other physical properties materially important to our operation. Our principal office is located at 280 Park Ave, 6th Floor East, New York, NY 10017, where we occupy office space pursuant to an agreement with Medley.

22 Source: S&P Capital IQ – Leveraged Lending Review Q1’16.

23 Source: S&P Capital IQ – LCD Research EBITDA Growth 1Q’16.

24 Source: S&P Capital IQ – LCD Research Commentary Charts.

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Legal Proceedings

Neither we nor our Adviser is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our Adviser.

From time to time, our Adviser, its affiliates or its professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights with respect to our investments. While the outcome of such legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

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RISK FACTORS

Investing in our shares involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our shares. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the NAV of our shares of beneficial interest could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

The Fund is conducting a new offering and has no history of operation.

The Fund is a closed-end management investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objectives.

There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective.

The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. In addition, because the Fund has no minimum asset threshold that must be satisfied prior to launch, the Fund will experience high expenses as a percentage of net assets, to the extent it raises few assets.

The Board may change our investment objective, or may modify or waive our current operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.

Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing in Senior Secured Loans, with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. In addition, the Board has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. This investment objective, however, may also be changed by the Board. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, NAV, operating results or the value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated at the time of our public offering. Finally, since our shares are not listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment objective, operating policies, investment criteria or strategies.

The SEC’s position on certain non-traditional investments, including investments in CLOs is under review.

The staff of the SEC has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and risk from leverage. The staff of the Division of Investment Management has, in correspondence with registered management investment companies, raised questions about the level and special risks of investments in CLOs. While it is not possible to predict what conclusions the staff will reach in these areas, or what recommendations the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLOs could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or cause us to take certain actions with potential negative impacts on our financial condition and results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.

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Price declines in the markets for Target Securities, especially equity and junior tranches of CLOs and Senior Secured Loans, may adversely affect the fair value of our portfolio, reducing our NAV through increased net unrealized depreciation.

Prior to the onset of the financial crisis, CLOs, hedge funds and other investment vehicles, comprised the majority of the market for purchasing and holding Senior Secured Loans (both with first liens and second liens). As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. The pervasive forced selling and the resultant price declines led to the elimination or significant impairment of many of our leveraged competitors for investment opportunities, especially those having built their investment portfolios prior to the financial crisis.

While prices appreciated measurably during 2009 and 2010, conditions in the markets for Target Securities may deteriorate again, which may cause pricing levels to decline. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business, financial condition and operations.

The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on our business and that of our portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. In addition, the referendum by British voters to exit the European Union (“Brexit”) in June 2016 has led to further disruption and instability in the global markets. There can be no assurance these market conditions will not continue or worsen in the future. These market conditions have historically and could again have a material adverse effect on debt and equity capital markets in the United States and Europe, which could have a materially negative impact on our business, financial condition and results of operations. We and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. In such circumstances, equity capital may be difficult to raise because subject to some limited exceptions, as a closed-end fund, we are generally not able to issue additional shares of our shares at a price less than NAV without general approval by our shareholders and approval of the specific issuance by the Board. In addition, our ability to incur indebtedness or issue preferred shares is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 300% immediately after each time we incur indebtedness or at least 200% immediately after each time we issue preferred shares. The debt capital that may be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

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Given the extreme volatility and dislocation that the capital markets have historically experienced, many closed-end funds have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets, including the extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. The Adviser monitors developments and seeks to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so; and the Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.

We are required to record certain of our assets at fair value, as determined in good faith by the Board in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our investment valuations and our NAV, even if we plan to hold investments to maturity.

The downgrade of the U.S. credit rating and economic crisis in Europe could negatively impact our business, financial condition and earnings.

U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe continue to present the possibility of a credit-rating downgrade, economic slowdowns, or a recession for the United States. The impact of any further downgrades to the U.S. government’s sovereign credit rating or downgraded sovereign credit ratings of European countries or the Russian Federation, or their perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with any further European sovereign debt issues, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program. It is unknown what effect, if any, the conclusion of this program will have on credit markets and the value of our investments. These and any future developments and reactions of the credit markets toward these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to obtain debt financing on favorable terms. On December 16, 2015, the Federal Reserve raised the target range for the federal funds rate to a range between 0.25% to 0.5%. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the target range for the federal funds rate may increase and cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.

Our debt investments may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our shares and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our shares less attractive if we are not able to increase our distribution rate, which could reduce the value of our shares.

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Because we may borrow funds and may issue preferred shares to finance investments, our net investment income may depend, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred shares and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred shares, which could reduce our net investment income.

You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Adviser with respect to the portion of the Incentive Fee based on income.

Changes relating to the LIBOR calculation process may adversely affect the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser. Our Adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser. The departure of any of our Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on our Adviser’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

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Both the Investment Management Agreement and Administration Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Management Agreement may be terminated at any time, without penalty, by our Adviser upon [60] days’ notice to us. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace our Adviser or Administrator, as applicable.

Because our business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

Our Adviser depends on its relationships with investment banks, commercial banks and CLO collateral managers, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain its existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our Adviser has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in Target Securities. As a result of these new entrants, competition for investment opportunities in Target Securities may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for Target Securities is underserved by financing sources generally. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a registered closed-end management investment company.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith pursuant to our valuation policies and procedures and, as a result, there will be uncertainty as to the value of our investments.

Under the 1940 Act, we are required to carry our investments at market value or, if there is no readily available market value, at fair value as determined pursuant to our valuation policies and procedures. Typically, there will not be a public market for the investments that we make. Our Target Securities, and particularly our investments in the equity and junior debt tranches of CLOs and certain other opportunistic investments, are difficult to value by virtue of the fact that they generally are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith pursuant to our valuation policies and procedures. Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of securities in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates approved for such purpose by the Board. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the securities in which we invest on a regular or timely basis or at all with the result that the values of such investments may be estimated by our Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

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There is a risk that investors in our shares may not receive distributions and that our distributions may not grow over time.

We intend to make distributions to our shareholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. See “Regulation—Senior Securities” in the SAI.

The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you.

We intend, subject to change by the Board, to declare and pay distributions on a quarterly basis. We will pay these distributions to our shareholders out of assets legally available for distribution. While our Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as an investment company may limit our ability to pay distributions. All distributions will be paid at the discretion of the Board and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable investment company regulations and such other factors as the Board may deem relevant from time to time. We cannot assure you that we will pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in you recognizing more gain (or less loss) when your shares are sold. Distributions from the proceeds of our public offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital we ultimately invest in our investments.

If we internalize our management and administrative functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

The Board may decide in the future to internalize our management and administrative functions. If we do so, we may elect to negotiate to acquire certain assets and personnel of the Adviser and the Administrator. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and our shares. The payment of such consideration could result in dilution of your interests as a shareholder and could reduce the earnings per share attributable to your investment.

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In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to the Adviser and the Administrator under the Investment Management Agreement and the Administration Agreement, respectively, we would incur the compensation and benefits costs of our officers and other employees and consultants that are now being paid by the Adviser, the Administrator or their respective affiliates. In addition, we may issue equity awards to officers, employees and consultants. These awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to our Adviser, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our shareholders and the value of our shares. As we are currently organized, we will not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a stand-alone entity. Currently, individuals employed by the Adviser, the Administrator and their affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from effectively managing our investments.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

We are subject to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal controls over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, the Target Securities in which we invest, and the companies whose securities are held by CLOs will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern registered closed-end management investment companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. Our portfolio companies are subject to federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments we are permitted to make, and your interest as a shareholder potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter its investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.

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On July 21, 2010, the Dodd-Frank Act was signed into law. Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect us and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio investments may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact our or our portfolio investments’ cash flows or financial condition, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio investments or otherwise adversely affect our business or our portfolio investments.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the yield earned or interest rate payable on the securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to maintain our status as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

If we borrow funds, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

We may borrow funds to make investments. The use of borrowings, also known as leverage, increases the volatility of investments and magnifies the potential for loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our shares. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income attributable to our shareholders to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make share distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser.

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Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or preferred shares and/or borrow funds from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act; though, we do not intend to incur leverage or issue preferred shares in the first twelve months following the date of this prospectus. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional preferred shares so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred shares, is at least 200% after each issuance of such preferred shares. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding preferred shares, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our shareholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred shares, the preferred shares would rank “senior” to the shares being sold pursuant to this prospectus in our capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our shares or otherwise be in your best interest.

We will not generally be able to issue and sell our shares at a price below NAV per share. We may, however, sell our shares at a price below the then-current NAV per share if the Board determines that such sale is in the best interests of us and our shareholders, and our shareholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of the Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more shares, then the percentage ownership of our shareholders at that time will decrease, and you may experience dilution.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company or CLO (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or trustees or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

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We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds of the continuous offering of shares, after payment of the sales load (if applicable), will be invested in accordance with the Fund’s investment objectives and policies as soon as practicable after receipt. There is no minimum asset threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Fund will pay its organizational and offering expenses incurred with respect to its initial and continuous offering. Pending investment of the net proceeds in accordance with the Fund’s investment objectives and policies, the Fund will invest in money market or short-term, high-quality fixed-income mutual funds. See “Use of Proceeds.” Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to broaden our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and our ability to continue the offering.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on our ability to continue the offering.

We face cyber-security risks.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

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We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our shares and our ability to pay distributions.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business.

There could be:

•	sudden electrical or telecommunications outages;
•	natural disasters such as earthquakes, tornadoes and hurricanes;
•	disease pandemics;
•	events arising from local or larger scale political or social matters, including terrorist acts; and
•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our shares and our ability to pay distributions to our shareholders.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify for the tax treatment applicable to RICs under Subchapter M of the Code or to satisfy RIC distribution requirements.

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset-diversification and annual distribution requirements.

The minimum annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We would also be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement during each calendar year in order to avoid a 4% U.S. federal excise tax on the amount of the under-distribution. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment, or could be required to retain a portion of our income or gains, and thus become subject to corporate-level U.S. federal income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities, or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

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If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our shareholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with payment-in-kind (“PIK”) interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. See “Certain U.S. Federal Income Tax Matters” in this prospectus and “Tax Status” in the SAI.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the shareholder that constitute miscellaneous itemized deductions. For non-corporate shareholders, including individuals, trusts, and estates, miscellaneous itemized deductions are deductible only to the extent they exceed 2.00% of such a shareholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered RIC for our first taxable year, there can be no assurance that we will in fact so qualify for any of our taxable years.

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Risks Related to an Investment in Our Shares of Beneficial Interest

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. The amounts raised in this continuous offering may not be sufficient for us to purchase a relatively diversified portfolio of investments. If we are not able to raise additional funds, the opportunity to make a broad range of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future, if ever. Limited liquidity will be provided to shareholders only through Mandatory Repurchases and Discretionary Repurchases. There is no guarantee that shareholders will be able to sell all of the shares they desire in either a Mandatory Repurchase or a Discretionary Repurchase. The Fund’s share repurchases may provide a limited opportunity for shareholders to have their shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price the shareholder paid for the shares being repurchased. See “Repurchases of Shares” for detailed description of the Fund’s Mandatory Repurchases and Discretionary Repurchases.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult or impossible for an investor to sell his or her shares.

Our securities are not currently listed on any securities exchange, and we do not expect a public market for them to develop in the foreseeable future, if ever. Therefore, shareholders should not expect to be able to sell their shares promptly or at a desired price. No shareholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, shareholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through the Mandatory Repurchases and Discretionary Repurchases, or, in limited circumstances, as a result of transfers of shares to other eligible investors. Shareholders that are unable to sell their shares will be unable to reduce their exposure on any market downturn.

The dealer manager in our continuous offering may be unable to sell a sufficient number shares for us to achieve our investment objective.

The dealer manager for our public offering is [   ]. There is no assurance that it will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a relatively broad portfolio of investments and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objective, and you could lose some or all of the value of your investment.

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Because the dealer manager is an affiliate of the Adviser, you will not have the benefit of an independent due diligence review of us, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty you face as a shareholder.

The dealer manager, [ ], is an affiliate of the Adviser. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Because the dealer manager is an affiliate of our Adviser, there are certain conflicts of interest relating to the distribution of shares.

In exchange for the provision of certain non-investment advisory services to SOF Advisors, and pursuant to a written agreement, an affiliate of the dealer manager, [    ], is entitled to receive [  ]% of the net income of SOF Advisors which includes the management and incentive fees payable by us to SOF Advisors in its capacity as our investment adviser. The purpose of this arrangement is to permit SOF Advisors to capitalize upon the expertise of the executives of [    ] and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. [    ] also holds a limited voting interest in SOF Advisors which entitles it to [  ]% of the net proceeds received in connection with the sale or other strategic transaction involving SOF Advisors.

As a result of this compensation arrangement, our dealer manager will have a financial interest not only based on the sale of our shares, but also in the performance of the assets recommended by SOF Advisors. The dealer manager may face conflicts of interest as a result and may create an incentive for the dealer manager to influence SOF Advisors to select investments that may not be in our best interest.

Our ability to successfully conduct our continuous offering is dependent, in part, on the ability of the dealer manager to successfully establish, operate and maintain a network of broker-dealers.

The success of our continuous public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of the dealer manager to establish and maintain a network of licensed securities broker-dealers and other agents to sell our shares. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

We intend to offer to repurchase your shares on at least an annual basis, through our Mandatory Repurchases and Discretionary Repurchases. As a result you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

Limited liquidity is provided to shareholders only through Mandatory Repurchases and Discretionary Repurchases. There is no guarantee that shareholders will be able to sell all of the shares they desire in either a Mandatory Repurchase or a Discretionary Repurchase. The Fund’s share repurchases may provide a limited opportunity for shareholders to have their shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price the shareholder paid for the shares being repurchased. See “Repurchases of Shares” for detailed description of the Fund’s Mandatory Repurchases and Discretionary Repurchases. The share repurchase program will include numerous restrictions that limit your ability to sell your shares. While the Fund intends to make a Discretionary Repurchase offer in the [ ] calendar quarter of each year, as described in “Repurchases of Shares,” the Fund is not required to do so and the Board may amend, suspend or terminate the Discretionary Repurchase program at any time. Other than with respect to the Mandatory Repurchases discussed in “Repurchases of Shares”, investors have no right to require the Fund to redeem their Shares.

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The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.

When we make Mandatory Repurchase or Discretionary Repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which an investor may sell shares, which will be equal to our NAV per share as of the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.

In addition, in the event an investor chooses to participate in our share repurchase program, the investor will be required to provide us with notice of intent to participate prior to knowing what the NAV per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to us as part of the Mandatory Repurchases or Discretionary Repurchases, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, money market funds, short-term, high-quality fixed-income mutual funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

[Investors in this offering will incur dilution.

Investors in this offering will purchase shares at an offering price of $[   ] per share, but, after deducting a sales load of up to [   ]% and estimated offering expenses of up to [   ]% (assuming that the maximum number of shares is sold), $[   ] of the purchase price of each share will actually be used by us for investments. As a result, investors in this offering will incur immediate dilution and, based on the public offering price of $[   ], would have to experience a total return on their investment of [   ]% in order to recover the sales load and offering expenses.]

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Potential investors will not have preemptive rights to any shares we issue in the future. Our declaration of trust authorizes us to issue an unlimited number of shares. After an investor purchases shares, the Board may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to investment personnel of our Adviser or our trustees who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of SOF Advisors. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

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Certain provisions of our declaration of trust and bylaws could deter takeover attempts and have an adverse impact on the value of our shares.

Our declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The trustees are elected for indefinite terms and do not stand for reelection. Also, the Fund does not intend to hold annual meetings of its shareholders. A trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining trustees. In addition, pursuant to the 1940 Act, a trustee may be removed by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a trustee and that are entitled to vote on the matter. Reference should be made to the Amended and Restated Agreement and Declaration of Trust, which will be filed with the SEC by amendment, for the full text of these provisions.

Risks Related to Our Adviser and Its Affiliates

Our Adviser has no experience as an entity managing a registered closed-end management investment company or a regulated investment company, or RIC.

While our Adviser’s management team consists of personnel from the investment and operations team of Medley, the investment adviser to various closed-end funds, and members of the management team have significant experience investing in Target Securities, our Adviser is a new entity and has no experience as an entity managing a registered closed-end management investment company or a RIC and no prior entity experience investing in Target Securities. Therefore, our Adviser may not be able to successfully operate our business or achieve our investment objective. As a result, an investment in our shares may entail more risk than the shares of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of registered closed-end management investment companies and RICs that do not apply to the other types of investment vehicles. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a RIC or could force us to pay unexpected taxes and penalties, which could be material. Our Adviser has no experience as an entity managing a registered closed-end management investment company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder our Adviser’s ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Our Adviser and its affiliates, including our officers and some of our trustees, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.

Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and our Adviser to earn increased asset management fees. In addition, if we decide to utilize leverage, it will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser.

We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Management Agreement entitles our Adviser to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest received in the form of securities rather than cash (i.e., PIK income). If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the incentive fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligations that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an incentive fee on income it never received. PIK income will be counted toward the incentive fee that the Fund is obligated to pay to the Adviser even though the Fund does not receive the income in the form of cash. The incentive fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

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Our Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.

Our Adviser’s professionals serve or may serve as officers, directors, trustees or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time and resources between us and other activities in which they are or may become involved. Our Adviser and its personnel will devote only as much of its or their time and resources to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.

Furthermore, our Adviser and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of our Adviser and its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of our Adviser and its affiliates.

We may face additional competition due to the fact that individuals associated with our Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Our Adviser’s professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which the Fund invests; investment by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Fund versus other clients; the Adviser’s use of information gained from issuers in the Fund’s portfolio investments by other clients, subject to applicable law; and restrictions on the Adviser’s use of “inside information” with respect to potential investments by the Fund. See “Conflicts of Interest.”

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Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the members of the Board who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of SOF Advisors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be its affiliate for purposes of the 1940 Act, and the Fund will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval of the Board and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security from or to any company that is controlled by a fund managed by the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Fund.

Because the Adviser may manage other investment funds whose mandates include participating in such transactions, such investments will need to be made on a co-investment basis. The 1940 Act imposes significant limits on co-investment with affiliates of the Adviser. The Fund generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless it obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term. On July 26, 2016, certain affiliates of the Fund and the Adviser applied for such exemptive relief from the SEC, which relief, if granted, will be applicable to the Fund and the Adviser; there is no assurance, however, that the requested relief will be granted.

Until such time as we receive exemptive relief, if such relief is granted at all, the Fund may invest alongside the Adviser’s and its affiliates’ other clients, including other entities they manage, which are referred to as affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance. The Fund may also invest alongside the other clients of the Adviser, as otherwise permissible under regulatory guidance, applicable regulations and the Adviser’s allocation policies. The Adviser has policies and procedures in place designed to manage the conflicts of interest between the Adviser’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and the Adviser’s other clients. An investment opportunity that is suitable for multiple clients of the Adviser’s other clients and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s other clients or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Members of the Fund’s investment team have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. When we invest alongside the Adviser’s and its affiliates’ other clients, we will do so in a manner consistent with the Fund’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and investment objectives, among other things, will be offered to us and similar eligible accounts, as periodically determined by the Fund. It is the Fund’s policy to base the Board’s determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by the Board or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where investing alongside the Adviser’s and its affiliates’ clients is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Medley will need to decide whether we or such other entity or entities will proceed with the investment. The Adviser will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. However, the Fund can offer no assurance that investment opportunities will be allocated to it fairly or equitably in the short-term or over time.

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In situations where co-investment with affiliates’ clients is not permitted under the 1940 Act and related rules, existing or future SEC staff guidance, or the terms and conditions of any exemptive relief that may be granted to the Fund by the SEC, Medley will need to decide which client or clients will proceed with the investment. Generally, the Fund will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, the Fund will not be permitted to participate. Moreover, except in certain circumstances, the Fund is unable to invest in any issuer in which an affiliates’ other client holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to the Fund.

Our incentive fee may induce our Adviser to make speculative investments.

The incentive fee payable by us to our Adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our Adviser is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our average daily total assets, which would include any borrowings for investment purposes, may encourage our Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of a default, which would adversely affect holders of our shares. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Risks Related to Our Investments

Our investments in CLOs may be riskier and less transparent to us and our shareholders than direct investments in the underlying companies.

We may invest in Senior Secured Loans directly but seek to invest a majority of our assets in a broad portfolio of cashflow CLOs and, particularly, junior debt tranches of cashflow CLOs, and in the equity tranche, including providing (i) anchor CLO equity, (ii) risk retention capital, and (iii) equity for loan accumulation facilities or warehouse facilities to high-quality CLO managers. Generally, there may be less information available to us regarding the underlying debt investments held by CLOs than if we had invested directly in the debt of the underlying companies. As a result, our shareholders will not know the details of the underlying securities of the CLOs in which we will invest. Our investments in the equity and junior debt tranches of CLOs will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans.

CLOs typically will have no significant assets other than their underlying Senior Secured Loans. Accordingly, payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans, net of all management fees and other expenses. Payments to us as a holder of CLO investments are and will be met only after payments due on the senior notes (and, where appropriate, the junior secured notes) from time to time have been made in full. This means that relatively small numbers of defaults of Senior Secured Loans may adversely impact our returns.

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Our CLO investments are exposed to leveraged credit risk.

We may be in a subordinated position with respect to realized losses on the Senior Secured Loans underlying our investments in the equity and junior debt tranches of CLOs. The leveraged nature of equity and junior debt tranches of CLOs, in particular, magnifies the adverse impact of Senior Secured Loan defaults. CLO investments represent a leveraged investment with respect to the underlying Senior Secured Loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying Senior Secured Loans, which are subject to credit, liquidity and interest rate risk. Investments in the lowest tranches of CLOs bear the highest level of risk.

There is the potential for interruption and deferral of cashflow.

If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO (e.g., due to Senior Secured Loan defaults), then cashflow that otherwise would have been available to pay the distribution on the CLO investments may instead be used to redeem any senior notes or to purchase additional Senior Secured Loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy involves investments in securities issued by foreign entities, including foreign CLOs. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.

Although our investments are U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

Our investments in Target Securities may be illiquid.

We may invest a substantial percentage of our portfolio in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by us in determining our NAV. We may not be able to readily dispose of such securities at prices that approximate those at which we could sell such securities if they were more widely-traded and, as a result of such illiquidity, we may have to sell other investments or engage in borrowing transactions to raise cash to meet our obligations. Limited liquidity can also affect the volatility and market price of securities, thereby adversely affecting our NAV and ability to make distributions. Target Securities may not be readily marketable and may be subject to restrictions on resale. Target Securities Loans are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities in which we will invest. Although a secondary market may exist for our investments, the market for our investments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, we believe that ownership of Target Securities has generally been distributed across a wide range of holders, some of whom we believe may continue to face near- to intermediate-term liquidity issues. Further, we believe that larger institutional investors with sufficient resources to source, analyze and negotiate the purchase of these assets may refrain from purchases of the size that we are targeting, thereby reducing the prospective investor population, which would limit our ability to sell our Target Securities if we choose to or need to do so. We have no limitation on the amount of our assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

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We may invest in assets with no or limited performance or operating history.

We may invest in assets with no or limited investment history or performance record upon which our Adviser will be able to evaluate their likely performance. Our investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve target returns. Consequently, our profitability, NAV and share price could be adversely affected.

We are exposed to underlying borrower fraud through the Target Securities held in our portfolio.

Investing in Target Securities involves the possibility of our investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose Senior Secured Loans we hold, either directly or indirectly through CLOs. Such inaccuracy or incompleteness may adversely affect the valuation of our investments or may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The CLOs in which we will invest will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. In addition, the quality of our investments in Target Securities is subject to the accuracy of representations made by the underlying issuers.

In addition, we are subject to the risk that the systems used by the CLO collateral managers to control for such accuracy are defective.

The payment of underlying portfolio manager fees and other charges could adversely impact our returns.

We may invest in securities where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.

The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans may adversely affect us.

There can be no assurance that, in relation to any CLO investment, in the event that any of the Senior Secured Loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new Senior Secured Loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new Senior Secured Loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.

Our investments will be subject to prepayments and calls, increasing re-investment risk.

Our investments and/or the underlying Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on our value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on, inter alia, the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.

Furthermore, our investments generally will not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).

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The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.

Early prepayments and/or the exercise of a call option otherwise than at our request may also give rise to increased re-investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay distributions.

We will have limited control of the administration and amendment of Senior Secured Loans owned by the CLOs in which we invest.

We will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle. In addition, the terms and conditions of the Senior Secured Loans underlying our investments in the equity and junior debt tranches of CLOs may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from Senior Secured Loans could be modified, amended or waived in a manner contrary to our preferences.

We will have limited control of the administration and amendment of any CLO in which we invest.

The terms and conditions of Target Securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest be modified, amended or waived in a manner contrary to our preferences.

Senior Secured Loans of CLOs may be sold and replaced resulting in a loss to us.

The Senior Secured Loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.

Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.

We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (~10 times), and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

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The investments we make in CLOs will likely be thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying Senior Secured Loans will not be adequate to make interest or other payments; (ii) the quality of the underlying Senior Secured Loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt tranches of CLOs will be subordinate to the senior debt tranches thereof.

Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying Senior Secured Loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the Senior Secured Loans underlying the CLOs in which we invest.

Non-investment grade or “junk” debt involves a greater risk of default and higher price volatility than investment grade debt.

The Senior Secured Loans underlying our CLO investments typically will be BB or B rated and in limited circumstances, unrated (non-investment grade or “junk”), Senior Secured Loans. Non-investment grade or “junk” securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.

We will have no influence on management of underlying investments managed by non-affiliated, third-party CLO collateral managers.

We will not be responsible for and will have no influence over the asset management of the portfolios underlying the CLO investments we hold where those portfolios are managed by non-affiliated, third-party CLO collateral managers. Similarly, we will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third-party CLO collateral managers.

Our investments in CLOs may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

We anticipate that the CLOs in which we invest may constitute “passive foreign investment companies” (“PFICs”). If we acquire shares in a PFIC (including in CLOs that are PFICs), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our status as a RIC.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such year.

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If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of a RIC, see “Tax Status—Taxation as a Regulated Investment Company” in the SAI.

To the extent OID and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include OID instruments and PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our shareholders, the 1940 Act does not require that shareholders be given notice of this fact by reporting it as a return of capital.

The Fund may invest in public investment funds managed by unaffiliated institutional asset managers and the Fund’s performance depends in part upon the selected strategies and performance of the managers of such public investment funds.

The Fund’s performance depends in part upon the performance of the managers and selected strategies of public investment funds in which it may invest, the adherence by such public investment fund managers to such selected strategies, the instruments used by such public investment fund managers and the Adviser’s ability to select public investment fund managers and strategies effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the public investment fund level.

The Fund is subject to, and indirectly invests in public investment funds managed by unaffiliated institutional asset managers that are subject to the risks associated with legal and regulatory changes applicable to financial institutions generally, or to public investment funds in particular. The Fund may not be able to invest in certain public investment funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a public investment fund that has been identified as an attractive opportunity. The Fund’s investments in certain public investment funds may be subject to lock-up periods, during which the Fund may not withdraw its investment.

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The Fund may investment in business development companies, which carry risks similar to those of a private equity or venture capital fund.

Business development company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A business development company is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The business development companies held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a business development company, this leverage also subjects a business development company to increased risks, including the likelihood of increased volatility and the possibility that a business development company’s common share income will fall if the distribution rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a business development company’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the business development company’s investments. In addition, by investing in business development companies, the Fund may incur upfront and ongoing fees relating to the Fund’s purchase of shares of business development companies, and fees payable by such business development companies to compensate their management teams through asset-based fees, including: (i) a base management fee in the range of 2.0% of such fund’s total assets; and (ii) an incentive fee in the range of 20% of such business development company’s net investment income, and in most cases in the range of 20% of such business development company’s capital gains. The Fund’s shareholders will indirectly bear a portion of such expenses.

The Fund may invest in non-traded business development companies, which significant commissions, expenses, and offering and organizational costs that reduce the value of an investor’s investment.

Non-traded business development companies are subject to the following risks in addition to those described in “Risk Factors—Risks Related to Our Investments—The Fund may investment in business development companies, which carry risks similar to those of a private equity or venture capital fund”. Non-traded business development companies are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor’s (including the Fund’s) investment. Non-traded business development companies are not liquid, and investments in non-traded business development companies may not be accessible for an extended period of time. Redemption programs offered by non-traded business development companies may have significant restrictions, such as caps on the amount of shares that can be redeemed annually, limits on the amounts and sources of funds that may be used to fund redemptions and the ability of the business development companies suspend or terminate the program at its discretion. There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in non-traded business development companies. In addition, there is no guarantee that investors (including the Fund) will receive a distribution. Distributions from non-traded business development companies may be derived from the proceeds of the offering, from borrowings, or from the sale of assets. Payments of distributions from sources other than cash flow from operations will decrease or diminish an investor’s interest. Distributions paid by non-traded business development companies may vary based on economic risks, geopolitical risks, changes in the credit market, performance of the regulatory changes, and key personnel changes. Distributions from non-traded business development companies can be suspended for a period of time or halted altogether. In addition, by investing in non-traded business development companies, the Fund may incur upfront and ongoing fees relating to the Fund’s purchase of shares of non-traded business development companies, and fees payable by such non-traded business development companies to compensate their management teams through asset-based fees, including: (i) a base management fee in the range of 2.0% of such fund’s total assets; and (ii) an incentive fee in the range of 20% of such non-traded business development company’s net investment income, and in most cases in the range of 20% of such non-traded business development company’s capital gains. The Fund’s shareholders will indirectly bear a portion of such expenses.

The Fund may invest in private investment funds, including but limited to private debt funds and private real estate funds, managed by unaffiliated institutional asset managers, and the Fund’s performance depends in part upon the performance of the private investment fund managers and selected strategies.

The Fund’s performance depends in part upon the performance of the private investment fund managers and selected strategies, the adherence by such private investment fund managers to such selected strategies, the instruments used by such private investment fund managers and the Adviser’s ability to select private investment fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the private investment fund level.

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The Fund is subject to, and indirectly invests in private investment funds, including but limited to private debt funds and private real estate funds, managed by unaffiliated institutional asset managers that are subject to, risks associated with legal and regulatory changes applicable to financial institutions generally or to private investment funds in particular. The Fund may not be able to invest in certain private investment funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a private investment fund that has been identified as an attractive opportunity. The Fund’s investments in certain private investment funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. The Fund may invest indirectly a substantial portion of its assets in private investment funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a private investment fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Private investment fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. Private investment fund managers may invest the private investment funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in private investment funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. Private investment fund managers may focus primarily on a particular industry, which would subject the private investment funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Private investment fund managers may focus on a particular country or geographic region, which may subject private investment funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. Private investment fund managers may use derivatives for speculative or hedging purposes. Private investment funds may incur leverage for investment or other purposes, which may increase the volatility of the private investment funds. Private investment fund managers may sell short securities held by private investment funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that private investment funds’ short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. Private investment fund managers may change their investment strategies at any time. Private investment fund managers may invest the private investment funds’ assets without limitation in restricted and illiquid securities. Private investment fund managers may invest the investment funds’ assets in equity securities without limitation as to market capitalization. Private investment funds may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

Private investment funds are not publicly traded and therefore are not liquid investments. See “Risk Factors—Risks Related to an Investment in Our Shares of Beneficial Interest—The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.” As a result, the Fund may consider information provided by the asset manager to determine the value of the Fund’s investment in the private investment fund. The valuation provided by an asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third-party. The Adviser will use reasonable due diligence to value securities and may also consider information provided by the private investment funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. private investment funds that invest primarily in publicly traded securities are more easily valued.

In addition to valuation risk, shareholders of private investment funds are not entitled to the protections of the 1940 Act. For example, private investment funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. As a result, private investment funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage. Additionally, private investment fund managers may have limited operating histories upon which to evaluate their performance, and some private investment fund managers may not be registered under the Advisers Act. Further, private investment fund managers may charge investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20.0% of a private investment fund’s net profits (or more in certain limited circumstances), which may create incentives for private investment fund managers to make investments that are riskier or more speculative than in the absence of these fees. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.

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Private equity investments, however, are extremely speculative and come with a variety of risks, including the risk that one or more, or in some cases all, of the Fund’s investments will not be realized, or will not be realized in an amount that is profitable or that was expected at the time of initial investment, and that a portion, or the entire amount, of the Funds’ investment will be lost.

Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships pursuing a private equity strategy may be more illiquid than securities issued by other private funds or other pooled public or private investment vehicles generally, because the partnerships’ underlying investments tend to be less liquid than other types of investments. Investing in private equity investments is intended for investors with long-term investment horizons who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. The Fund may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of their interests in a private equity fund, nor may they withdraw from such fund, without the consent of the general partner of the fund, which consent may be withheld in the general partner’s sole discretion. Attractive investment opportunities in private equity may occur only periodically, if at all. Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing. The investments made by private partnerships, private equity funds or other pooled public or private investment vehicles will entail a high degree of risk and in most cases be highly illiquid and difficult to value since no ready market typically exists for the securities of companies held in a private equity portfolio, which are often privately placed and not registered under the Securities Act. Unless and until those investments are sold or mature into marketable securities they will remain illiquid and their valuations will be subject to the Adviser’s application of valuation models and/or subjective inputs that may or may not result in a valuation that reflects what the private partnership, private equity fund or other pooled public or private investment vehicle currently could or ultimately in the future may realize from a sale of or other realization event with respect to a company held in its portfolio.

Special situation investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than risks of investing in public companies that may be at a later stage of development.

The Fund may invest in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund intends to invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Mezzanine debt, including senior unsecured and subordinated loans, is not secured by any collateral and is effectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness).

The Funds may invest in mezzanine debt. Structurally, mezzanine debt usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine debt rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine debt generally earns a higher return than senior secured loans. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

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The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a distribution that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income instrument. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

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MANAGEMENT OF THE FUND

Board of Trustees

Our business and affairs are managed under the direction of the Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board will consist of five members, three of whom will not be “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of SOF Advisors and are “independent,” as determined by the Board. We refer to these individuals as our Independent Trustees. The Board elects our executive officers, who serve at the discretion of the Board.

The name and business address of the Board and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

SOF Advisors, located at 280 Park Ave, 6th Floor East, New York, NY 10017, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company formed on September 14, 2016. SOF Advisors is an affiliate of Medley Management Inc., a New York Stock Exchange traded company (NYSE: MDLY), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors. Medley has approximately $5 billion under management as of June 30, 2016. SOF Advisors is a newly formed investment adviser and, as a result, has no experience managing a registered closed-end management investment company. However, SOF Advisors draws upon Medley, its management team and their collective investment experience to provide its services.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. The Adviser will compensate all Adviser personnel who provide services to the Fund.

Pursuant to the Investment Management Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee.

The management fee is calculated and payable monthly in arrears at the annual rate of 2.00% of the Fund’s average daily total assets during such period. For purposes of calculating the management fee, the term “total assets” includes any assets, including any assets acquired with the proceeds of leverage.

The incentive fee is calculated and payable quarterly in arrears in an amount equal to 20.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s Mandatory Repurchases and Discretionary Repurchases.

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The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% per quarter (or an annualized rate of 6.00%);

•	100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.875%. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 1.875%) as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 1.875% in any calendar quarter; and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee

Fund’s pre-incentive fee net investment income

(expressed as a percentage of the Fund’s adjusted capital)

These calculations will be appropriately prorated for any period of less than three months.

Example: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Fixed preferred return(1) = 1.5%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income - (base management fee + other expenses)) = 0.55%

Pre-incentive fee net investment income does not exceed the fixed preferred return rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.525%

Fixed preferred return(1) = 1.5%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

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Pre-incentive fee net investment income

(investment income - (base management fee + other expenses)) = 1.825%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% × (1.825% - 1.5%)

= 0.325%

Pre-incentive fee net investment income exceeds the fixed preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.325%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Fixed preferred return(1) = 1.5%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income - (base management fee + other expenses)) = 2.8%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income - 1.875))

Catch up    = 1.875% - 1.5%

= 0.375%

Subordinated incentive fee on income = (100% × 0.375%) + (20.0% × (2.8% - 1.875%))

= 0.375% + (20% × 0.925%)

= 0.375% + 0.185%

= 0.56%

Pre-incentive fee net investment income exceeds the fixed preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.

_______________________________________________________________________________

(1)	Represents 6.0% annualized fixed preferred return.
(2)	Represents 2.0% annualized base management fee on average total assets.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 1.875% in any calendar quarter.

*	The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Investment Management Agreement will be available in the Fund’s initial report to shareholders.

Portfolio Management

[    ]

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The SAI provides additional information about the Fund’s portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

Administrator and Sub-Administrator

On [     ], 2016, the Fund entered into the Administration Agreement with Medley Capital LLC, pursuant to which Medley Capital LLC performs or oversees the performance of various administrative services that we require. These include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating our NAV, filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating shareholder reports and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Medley provides us with facilities and access to personnel necessary for our business and these services. For providing these services, facilities and personnel, we reimburse Medley for administrative expenses it incurs in performing its obligations.

On [         ], 2016, Medley Capital LLC entered into the Sub-Administration Agreement with [  ]. [  ], located at [  ], serves as the Sub-Administrator.

Transfer Agent

[  ], located at [           ], serves as the Transfer Agent.

Custodian

[        ] with principal offices at [           ], serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, [           ] holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Estimated Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management of the Fund. Notwithstanding the foregoing, pursuant to the terms of the Investment Management Agreement, the Fund must reimburse the Adviser for certain of these expenses.

Medley Capital LLC is obligated to pay expenses associated with providing the services contemplated by an Administration Agreement, including compensation of its officers and employees and administration of the Fund. Notwithstanding the foregoing, pursuant to the terms of the Administration Agreement, the Fund must reimburse Medley Capital LLC for certain of these expenses. [  ] is obligated to pay expenses associated with providing the services contemplated by an agency agreement (transfer agent), including compensation for its officers and employees providing transfer agent services to the Fund.

The Fund shall bear all costs and expenses for the administration of its business and shall reimburse Medley Capital LLC for any such costs and expenses that have been paid by Medley Capital LLC on behalf of the Fund on the terms and conditions set forth in the Administration Agreement. These costs and expenses shall include, but not be limited to: (a) corporate, organizational and offering expenses relating to offerings of the Fund’s shares of beneficial interest, subject to limitations included in the Investment Management Agreement; (b) the cost of calculating the Fund’s NAV, including the related fees and cost of any third-party valuation services; (c) the allocable costs of providing managerial assistance to those portfolio companies that require it; (d) the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; (e) clerical and shareholder staff salaries; (f) fees, dues, and expenses incurred by the Fund in connection with membership in investment fund organizations; (g) fees and expenses associated with independent audits, accountants, and outside legal costs, including compliance with the Sarbanes-Oxley Act, the 1940 Act and applicable federal and state securities laws; (h) insurance expenses; (i) travel expenses in monitoring financial and legal affairs for the Fund and in monitoring the Fund’s investments and enforcing the Fund’s rights in respect of such investments; (j) fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; (k) direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, copying, and secretarial costs; (l) all direct and indirect costs and expenses incurred by SOF Advisors for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of investment advisory services under the Investment Management Agreement by the Adviser, including the costs and expenses of due diligence of potential investments, monitoring performance of the Fund’s investments, serving as directors/trustees and/or officers of portfolio companies, enforcing the Fund’s rights in respect of its investments and disposing of investments; (m) the cost of effecting sales and repurchases of the Fund’s shares of beneficial interest and other securities; (n) fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, monitoring the Fund’s financial and legal affairs, making investments, valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments, and disposing of investments; (o) expenses of registering shares under federal and state securities law, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; (p) all costs of registration and listing the Fund’s shares on any securities exchange; (q) expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; (r) the cost of preparing and filing reports, proxy statements or other notices, stock certificates, prospectuses, statements of additional information or other documents required by the SEC, including printing and mailing costs; (s) expenses of shareholders’ meetings and proxy solicitations; (t) the Fund’s allocable portion of the fidelity bond, trustees and officers/errors and omissions liability insurance and any other insurance premiums; (u) advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to any servicing plan; (v) all brokerage fees and commissions for the Fund’s investments; federal, state and local taxes; borrowing costs (such as (i) interest payable on debt, if any, incurred to finance the investment advisory and management fees payable under the Investment Management Agreement and (ii) dividend expenses on securities sold short); (w) fees and expenses of the Independent Trustees and such extraordinary or nonrecurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Fund’s trustees and officers with respect thereto; (x) all other expenses incurred by the Fund or the Administrator in connection with administering the Fund’s business, including expenses incurred by the Administrator in performing its obligations, including, but not limited to, any payments made by the Administrator to any Sub-Administrator; and (y) the reimbursement of the compensation of the Fund’s chief financial officer and chief compliance officer and their respective staffs, whose salaries are paid by the Administrator, to the extent that each such reimbursement amount is subject to the limitations included in the Administration Agreement.

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On the basis of the anticipated size of the Fund, it is estimated that the Fund’s annual operating expenses will be approximately $[    ], which includes offering costs and does not take into account the effect, if any, of the Expense Support Agreement. However, no assurance can be given, in light of the Fund’s investment objectives and policies and the fact that the Fund’s offering is continuous and shares are sold on an ongoing basis that actual annual operating expenses will not be substantially more or less than this estimate.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. Costs incurred in connection with the organization of the Fund, estimated at $[    ], will be borne by the Fund’s shareholders as an expense of the Fund. The Fund may pay organizational costs and offering expenses incurred with respect to the offering of its shares from the proceeds of the offering. For tax purposes, offering costs cannot be deducted by the Fund or the Fund’s shareholders. Therefore, for tax purposes, the expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

Class A, Class T, and Class I shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the respective share class. The monthly shareholder servicing fee attributable to Class A, Class T, and Class I shares will be charged until such time that the regulatory shareholder transaction fee cap of 7.25%, 6.25%, and 6.25%, respectively, under FINRA Rule 2341 is reached.

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The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Expense Support Agreement

On [ ], 2016, the Fund entered into an Expense Support Agreement with SOF Advisors. Pursuant to the Expense Support Agreement, SOF Advisors has agreed to reimburse the Fund for expenses the Fund incurs, but only to the extent that the Adviser’s management fees payable by the Fund plus the Fund’s ordinary annual operating expenses after reimbursements (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) exceed [  ]%, [  ]%, and [  ]% per annum of the Fund’s average daily net assets attributable to Class A, Class T, and Class I shares, respectively. The Fund will reimburse the Adviser for expense support payments it previously made within the three fiscal years following the fiscal year in which the expense occurred and the Adviser will recoup an amount from the Fund to the extent the amount recouped does not cause the Fund’s total annual expenses in the year of recoupment to exceed the total net expenses in effect at the time the expense payment was made under the Expense Support Agreement in that year or at such time the Adviser seeks recoupment. The initial term of the Expense Support Agreement shall be for twelve months, beginning as of the date of this prospectus. Following the initial term of the Expense Support Agreement, the Adviser may elect, in its sole discretion, to offer to continue the Expense Support Agreement for successive quarterly periods. Any such continuance must be approved by a majority of the Board, including a majority of the trustees that are not “interested persons” of the Fund, as such term is defined under the 1940 Act. The Board may terminate the Expense Support Agreement at any time after the initial twelve-month period, and there can be no assurance that the Adviser will renew the Expense Support Agreement after the first twelve-month period. The Adviser will be eligible to recoup expense support payments it previously made within the three fiscal years following the fiscal year in which the expenses occurred and the Adviser will recoup an amount from the Fund to the extent the amount recouped does not cause the Fund’s total annual expenses in the year of recoupment to exceed the lesser of the total net expense cap in effect at the time the expense payment was made under the Expense Support Agreement in that year or the total net expense cap in effect at such time the Adviser seeks recoupment.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

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DETERMINATION OF NET ASSET VALUE

We determine the NAV per share of our shares of beneficial interest by dividing the value of our investments, cash and other assets (including interest accrued but not collected) less all our liabilities (including accrued expenses, borrowings and interest payables) by the total number of shares outstanding on a quarterly basis. We determine the NAV of shares of the Fund daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each time the Fund calculates NAV, it will accrue as a liability any amounts owed to the Adviser as payment for incentive fees, which could vary over time. Each Class A and Class T share will be offered at NAV plus the applicable sales load while each Class I share will be offered at NAV. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the NAV of the shares.

In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. In connection with the Fund’s daily determination of NAV of the respective share classes, the pricing committee of the Fund acting under the Board’s supervision and pursuant to policies implemented by the Board, will assist the Board in calculating the fair value of the Fund’s securities that are not priced on the basis of market quotations in accordance with the Fund’s valuation policies and procedures. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make.

In addition, the most significant estimate inherent in the preparation of our financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We will be required to specifically fair value each individual investment on a quarterly basis. In addition, in connection with the Mandatory Repurchases and Discretionary Repurchases, the Board has adopted procedures pursuant to which our portfolio will be valued on the date of repurchases.

As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund’s investment in the security were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Board believes to be reliable. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Board determines the value of our investment portfolio each quarter, after consideration of the Fund’s audit committee’s recommendation of fair value. Our Adviser will compile and review relevant information, including the operating metrics of Target Securities that are CLO securities, including compliance with collateralization tests, defaulted and restructured Senior Secured Loans that comprise a CLO’s portfolio, payment defaults, if any, recent trading activity in the security, if known, and the most recent trustee reports and note valuation reports. [The values of Target Securities that are CLO securities are primarily determined using a third-party cash flow modeling tool.]

We may also invest directly in Senior Secured Loans (either in the primary or secondary markets). In valuing such investments, our Adviser will prepare an analysis of each Senior Secured Loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the issuer of such Senior Secured Loan.

We seek to derive a value at which market participants could transact in an orderly market and also seek to benchmark the model inputs and resulting outputs to observable market data, when available and appropriate. Available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to our audit committee to consider in making its recommendation of fair value to the Board. The Board has elected to engage third-party valuation firms to provide assistance to our audit committee and the Board in valuing our investments. Our audit committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value.

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CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any).

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities, including other investment funds and separately managed accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates unless we receive an exemptive order from the SEC permitting us to do so. On July 26, 2016, certain affiliates of the Fund and the Adviser applied for such exemptive relief from the SEC, which relief, if granted, will be applicable to the Fund and the Adviser. There can be no assurance that the requested relief will be granted. Until such time as we receive exemptive relief, if such relief is granted at all, and subject the applicable restrictions under the 1940 Act on co-investments with affiliates and any applicable regulatory guidance, the Adviser will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. In accordance with the Adviser’s allocation policies, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by the Adviser and its affiliates.

To the extent that we compete with entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies, (2) the requirements of the Advisers Act, and (3) the conditions of any exemptive order it may receive and other restrictions under the 1940 Act regarding co-investments with affiliates. The Adviser’s allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by the Adviser or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.

In addition, the dealer manager, [ ], is an affiliate of the Adviser. As a result, its due diligence review and investigation of us and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering. Further, in exchange for the provision of certain non-investment advisory services to SOF Advisors, and pursuant to a written agreement, an affiliate of the dealer manager, [    ], is entitled to receive [  ]% of the net income of SOF Advisors which includes the management and incentive fees payable by us to SOF Advisors in its capacity as our investment adviser. The purpose of this arrangement is to permit SOF Advisors to capitalize upon the expertise of the executives of [    ] and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. [    ] also holds a limited voting interest in SOF Advisors which entitles it to [  ]% of the net proceeds received in connection with the sale or other strategic transaction involving SOF Advisors. See “Risk Factors—Risks Related to Our Business and Structure” for more information.

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REPURCHASES OF SHARES

In order to provide some liquidity to its shareholders, the Fund intends to offer to repurchase its outstanding shares of beneficial interest on at least an annual basis. The Fund is an interval fund and, as such, has adopted a fundamental policy to make one repurchase offer in the [ ] calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% and no more than 25% of the shares outstanding. We refer to such repurchase as a “Mandatory Repurchase” because the Fund is required to conduct this minimum number of repurchase offer unless certain limited circumstances occur. There is no guarantee that shareholders will be able to sell all of the shares they desire in a Mandatory Repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s shares being repurchased. The Fund expects to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the redemption offer requirements.

In addition to the Mandatory Repurchase discussed above, the Fund intends to offer additional liquidity to its shareholders by offering to repurchase shares in the [ ] calendar quarter of each year pursuant to a written tender offers. Each such repurchase offer will be at a price equal to the NAV per share, and is expected to be for an amount equal to 5% of the shares outstanding. We refer to each such repurchase as a “Discretionary Repurchase” because while the Fund intends to consistently offer such additional repurchase opportunities to its shareholders, such Discretionary Repurchases are not a part of the Fund’s fundamental policy. Discretionary Repurchases will be made at such times, in such amounts and such terms as may be determined by the Board, in its sole discretion.

Mandatory Repurchases

The Fund will make one Mandatory Repurchase in the [ ] calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% and no more than 25% of shares outstanding, unless such repurchase is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to repurchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each Mandatory Repurchase and the date the repurchase offer ends (the “Mandatory Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Mandatory Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). Shareholders tendering Class T shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 1.00%, which will be deducted from the repurchase proceeds of Class T shares, if (i) the original purchase was for an amount of $1 million or less and (ii) the selling broker received the reallowance of the dealer-manager fee.

Shareholders will be notified in writing about each Mandatory Repurchase offer, how they may request that the Fund repurchase their shares and the Mandatory Repurchase Request Deadline, which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Mandatory Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Mandatory Repurchase Offer Amount”) for a given the Mandatory Repurchase Request Deadline. The Mandatory Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Mandatory Repurchase Request Deadline. However, investors should not rely on Mandatory Repurchases being made in amounts in excess of 5% of Fund assets.

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If shareholders tender for repurchase more than the Mandatory Repurchase Offer Amount for a given Mandatory Repurchase, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for Mandatory Repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Mandatory Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for Mandatory Repurchase. The notice also will include detailed instructions on how to tender shares for the Mandatory Repurchase, state the Mandatory Repurchase Offer Amount and identify the dates of the Mandatory Repurchase Request Deadline, the scheduled Mandatory Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Mandatory Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Mandatory Repurchase Pricing Date. You may call [             ] to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Mandatory Repurchase.

Repurchase Amounts and Payment of Proceeds

Shares tendered for Mandatory Repurchase by shareholders prior to any Mandatory Repurchase Request Deadline will be repurchased subject to the aggregate Mandatory Repurchase Offer Amount established for that Mandatory Repurchase Request Deadline. Payment pursuant to the Mandatory Repurchase will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Mandatory Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Mandatory Repurchase Offer Amount for a given Mandatory Repurchase, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed [  ]% of the outstanding shares of the Fund on the Mandatory Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus [  ]% of the outstanding shares on the Mandatory Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Mandatory Repurchase

The Fund may suspend or postpone a Mandatory Repurchase only: (a) if making or effecting the Mandatory Repurchase would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

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Liquidity Requirements

The Fund must maintain liquid assets equal to the Mandatory Repurchase Offer Amount from the time that the notice is sent to shareholders until the Mandatory Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Mandatory Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Mandatory Repurchase Request Deadline and the Mandatory Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the Mandatory Repurchase and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Mandatory Repurchases

Mandatory Repurchases will typically be funded from available cash or access to a bank line of credit in amounts sufficient to meet the redemption offer requirements. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow funds to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a Mandatory Repurchase by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund Mandatory Repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV. In addition, the Fund may sell portfolio securities at an inopportune time and may suffer losses or unexpected tax liabilities.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Mandatory Repurchase is the only means of liquidity through which shareholders have a right to redeem their shares, subject to a limited number of extenuating circumstances. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future. Therefore, shareholders may not be able to sell their shares promptly or at a desired price.

Discretionary Repurchases

No Right of Redemption

No shareholder will have the right to require the Fund to conduct a Discretionary Repurchase. No public market exists for the shares, and none is expected to develop. Consequently, shareholders will not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described above and below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the shares.

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Repurchases of Shares

To provide shareholders with additional liquidity, the Fund intends to conduct a Discretionary Repurchase offer of its shares in the [ ] calendar quarter of each year. The first Discretionary Repurchase offer is expected to occur in the [ ] full calendar quarter after we commence operations. Any Discretionary Repurchase offer will be conducted solely through written tender offer materials mailed to each shareholder (and not through this prospectus) in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Fund’s Discretionary Repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the Independent Trustees, such Discretionary Repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Fund to offer to make a Discretionary Repurchase and under what terms:

•	the effect of such repurchases on the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•	the Fund’s investment plans;

•	the Fund’s working capital requirements;

•	the Fund’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

At the sole discretion of the Board, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable quarter to repurchase shares. In addition, the Fund will limit Discretionary Repurchases in any quarter to 5% of the weighted average number of shares outstanding in the prior four calendar quarters. You may request that we repurchase all of the shares that you own. The Fund will offer to repurchase such shares at a price equal to the NAV per share in effect on each date of repurchase.

If shareholders tender for repurchase more than the Discretionary Repurchase offer amount for a given Discretionary Repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

In connection with any Discretionary Repurchase offer, the Board requires that the Fund repurchase shares or portions thereof from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all shareholders. Repurchases of shares by the Fund will be paid in cash. Discretionary Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of shares from shareholders.

When, and if, the Board determines that the Fund will offer to make a Discretionary Repurchase offer, tender offer materials will be provided to shareholders describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

Any Discretionary Repurchase offer presented to shareholders will remain open for a minimum of 20 business days following the commencement of the offer. In the materials that the Fund will send to shareholders, the Fund will include the date that the tender offer will expire. All tenders for Discretionary Repurchase requests must be received prior to the expiration of the repurchase offer in order to be valid.

In connection with any Discretionary Repurchase offer, in order to submit shares to be repurchased, shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to shareholders, as well as any other documents required, by the letter of transmittal. At any time prior to the expiration of the repurchase offer, shareholders may withdraw their tenders by submitting a notice of withdrawal to the Fund.

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The Fund will not repurchase shares, or fractions thereof, if such Discretionary Repurchase will cause the Fund to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.

While the Fund intends to make one Discretionary Repurchase offer in the [ ] calendar quarter of each year, as described above, the Fund is not required to do so and the Board may amend, suspend or terminate the Discretionary Repurchase program at any time. Other than with respect to the Mandatory Repurchases discussed above, investors have no right to require the Fund to redeem their shares.

Repurchase Price

The repurchase price of the shares for any Discretionary Repurchase offer will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call [             ] to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Early Withdrawal Charge

Selling brokers or other financial intermediaries that have entered into distribution agreements with the Distributor may receive a maximum sales load of up to 7.00% of the purchase price of Class A shares and up to 2.00% on the purchase of Class T shares. Shareholders who tender for repurchase of such shareholder’s Class T shares, either through a Mandatory Repurchase request or a Discretionary Repurchase request, within 365 days of purchase will be subject to an early withdrawal charge of 1.00% of the original purchase price of Class T shares, which will be deducted from the repurchase proceeds of Class T shares, if (i) the original purchase was for an amount of $1 million or less and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A and Class I shares will not be subject to an early withdrawal charge.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

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DISTRIBUTION POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of distributions is targeted to represent an amount equivalent to an annual rate of at least [  ]% of the Fund’s current NAV per share class. If, for any distribution, the sum of (i) investment company taxable income (which term includes realized net short-term capital gains in excess of realized long-term capital losses), if any, (ii) net tax-exempt income, if any, and (iii) realized net long-term capital gains in excess of net realized short-term capital losses, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains in excess of realized long-term capital losses) realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.

Pursuant to the Fund’s distribution reinvestment policy, unless the registered owner of shares elects to receive cash, all distributions declared on shares will be automatically reinvested in additional shares of the Fund. See “Distribution Reinvestment Policy.”

The distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. Each year, shareholders subject to Internal Revenue Service (“IRS”) reporting will be notified of the source of the Fund’s distributions on a Form 1099. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.

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DISTRIBUTION REINVESTMENT POLICY

The Fund will operate under a distribution reinvestment policy administered by [  ] (the “Transfer Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the distribution reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at [ ]. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the distribution reinvestment policy. Under the distribution reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury shares. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the distribution reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the distribution reinvestment policy, the Transfer Agent will administer the distribution reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the distribution reinvestment policy.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable under the distribution reinvestment policy for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the distribution reinvestment policy should be directed to the Transfer Agent at [  ]. Certain transactions can be performed by calling the toll free number [        ].

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CERTAIN U.S. FEDERAL INCOME TAX MATTERS

This summary does not address special tax rules applicable to certain types of investors, such as financial institutions, broker-dealers, insurance companies, partnerships or other pass-through entities (including S corporations), persons holding the Fund’s shares in connection with a hedging, straddle, conversion or other integrated transactions, non-U.S. persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens, corporate, tax-exempt and foreign investors. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Investors should consult their tax advisers regarding other federal, state, local or foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income test each taxable and asset-diversification tests as of the end of each quarter of the taxable year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of realized net long-term capital gains over realized net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible U.S. federal excise tax on RICs, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements.

The Fund intends to make quarterly distributions to shareholders. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the distribution reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s current or accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). It is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to “qualifying dividends.” A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. The Fund (or the applicable withholding agent) will provide shareholders and the IRS with a written notice reporting the source and tax status of all distributions promptly after the close of each calendar year.

If a shareholder sells its Fund shares or such shares are redeemed by the Fund, the shareholder will generally recognize taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. Such gain or loss will generally be a long-term capital loss if the shareholder held its shares for more than one year; otherwise, such gain or loss generally will be short-term capital gain or loss. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested distributions) within 30 days before or after such redemption. Under certain circumstances where a shareholder tenders less than all of its shares for redemption, the redemption of shares may instead be treated as deemed dividend rather than a sale or exchange of the Fund shares if the redemption is essentially equivalent of a dividend. Shareholders tendering less than all of their Fund shares for redemption should consult their own tax advisers to determine the tax consequence of such a redemption in light of their own unique circumstances.

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Shareholders may be subject to an additional 3.8% Medicare tax that is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Under the Code, the Fund (or the applicable withholding agent) will be required to report to shareholders and the IRS the gross proceeds from the redemption or exchange of Fund shares. In addition, adjusted cost basis information is required to be reported to shareholders and the IRS for covered securities, which generally include shares of a RIC. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

See “Tax Status” in the SAI for more information.

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DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on September 15, 2016. The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the trustees of the Fund may authorize separate classes of shares of beneficial interest. The trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund intends to offer three different classes of shares: Class A, Class T, and Class I shares. The Fund will apply for exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. Until such exemptive relief is granted, the Fund will only offer Class T shares, and upon receiving the exemptive relief, the Fund will offer Class A, Class T, and Class I shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Fund Expenses.” The details of each share class are set forth in “Plan of Distribution.”

Holders of shares will be entitled to the payment of distributions when, as and if declared by the Board. The Fund currently intends to make distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Pursuant to the Fund’s distribution reinvestment policy, unless the registered owner of shares elects to receive cash, all distributions declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Distribution Reinvestment Policy.” The 1940 Act may limit the payment of distributions to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Transfer Agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of the Fund’s shares that have been authorized and are outstanding as of [         ], 2016:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Shares of beneficial interest	Unlimited	None	[ ]

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ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The trustees are elected for indefinite terms and do not stand for reelection. Also, the Fund does not intend to hold annual meetings of its shareholders. A trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining trustees. In addition, pursuant to the 1940 Act, a trustee may be removed by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a trustee and that are entitled to vote on the matter. Reference should be made to the Declaration of Trust, which will be filed with the SEC by amendment, for the full text of these provisions.

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PLAN OF DISTRIBUTION

[  ], located at [ ,] serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Fund’s shares will be offered for sale through the Distributor at NAV plus any applicable sales load. The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. Class T and Class I shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class T and Class I shares, respectively, and is payable on a quarterly basis. Class A shares are not currently subject to a distribution fee. Class A, Class T, and Class I shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the respective share class. In each case, the Distribution Fee attributable to Class T and Class I shares, and the monthly shareholder servicing fee attributable to Class A, Class T, and Class I shares will be charged until such time that the applicable regulatory shareholder transaction fee cap is reached.

Additional Broker and Dealer Compensation

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives or placement on a list of investment options offered by a broker or dealer. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. Nonetheless, the amount of such Additional Compensation payments to brokers or dealers will not exceed [  ]% of the Fund’s average daily net assets, and will be included in the calculation of total underwriting compensation in accordance with FINRA rules. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. In addition, the Adviser may benefit from the payment of Additional Compensation when those payments result in increased net assets for the Fund, and therefore increased management fees for the Adviser.

About the Dealer Manager. The dealer manager for this offering is [    ] (the “Dealer Manager”). The Dealer Manager was formed on [    ] and registered as a broker-dealer with the SEC as a FINRA member firm on [    ]. The Dealer Manager receives compensation for certain sales, promotional and marketing services provided to the Fund in connection with the distribution of the Fund’s Class A and Class T shares. In its capacity as dealer manager of this offering, the Dealer Manager receives upfront dealer manager fees of 2.00% and 1.25% of the Fund’s public offering price per Class A and Class T shares, respectively. The Dealer Manager may re-allow to such selected broker-dealers all or any portion of the upfront sales charges, distribution fess, shareholder servicing fees, or dealer manager fees, as applicable, received on Class A, Class T, and Class I shares. The amount and timing of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing this offering and due diligence expenses incurred. The Distribution Fee is intended, in part, to compensate the Dealer Manager and its affiliates for paying certain amounts to advisers and selected broker-dealers at the time of purchase in connection with the distribution of Class T and Class I shares, as well as for services rendered by the Dealer Manager and selected broker-dealers in connection with the ongoing marketing, sale and distribution of such shares.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by [  ], the Transfer Agent.

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The returned check and stop payment fee is currently [$5]. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Sierra Opportunity Fund to:

Sierra Opportunity Fund

c/o [                ]

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $[10,000]. To prevent check fraud, the Fund will neither accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The Transfer Agent will charge a $[5.00] fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [            ] for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)

Credit: [    ]

Account #: (number provided by calling toll-free number above)

Further Credit:

[Sierra Opportunity Fund]

(shareholder registration)

(shareholder account number)

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By Wire — Subsequent Investments

Before sending a wire, investors must contact the Transfer Agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $[100] on specified days of each month into your established Fund account. Please contact the Fund at [             ] for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling [           ]. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4:00 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, the Distributor will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Distributor at [    ] for additional assistance when completing an application.

If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Share Class Considerations

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the shares; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

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Class A Shares

Class A shares are sold at the prevailing NAV per Class A share plus the applicable sales load (which may be reduced as described below); however, the following are additional features that should be taken into account when purchasing Class A shares:

•	a minimum initial investment of $2,500 for regular accounts or $1,000 for retirement plan accounts, and a minimum subsequent investment of (i) $100 under the Fund’s automatic investment program and (ii) $1,000 if not made pursuant to the automatic investment program; and

•	a monthly shareholder servicing fee that will accrue at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class A shares, which will be charged until such time that the regulatory shareholder transaction fee cap of 7.25% under FINRA Rule 2341 is reached.

Class A shares are not subject to an early withdrawal charge. The price of the Class A shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Class A shares. Investors in Class A shares will pay a sales load based fee on the amount of their investment, which may range from [ ]% to 7.00%, as set forth in the table below. A reallowance will be made from the sales load paid by each investor as shown on the table below. There are no sales loads on reinvested distributions. The Fund reserves the right to waive broker commissions. The following sales loads apply to your purchases of Class A shares of the Fund:

Amount Invested	Broker Commission	Dealer Manager Fee	Total Sales Load as % of Offering Price
Under $100,000	5.00%	2.00%	7.00%
$100,000 to $199,999	[ ]%	[ ]%	[ ]%
$200,000 to $299,999	[ ]%	[ ]%	[ ]%
$300,000 to $999,999	[ ]%	[ ]%	[ ]%
$1,000,000 and above	[ ]%	[ ]%	[ ]%

You may be able to buy Class A shares without either a broker commission or dealer manager fee (i.e., “load-waived”) when you are:

•	reinvesting distributions;

•	a current or former director or Trustee of the Fund;

•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in Section 152 of the Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Fund;

•	purchasing shares through the Adviser; or

•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

You may be able to buy Class A shares without a broker commission when you are:

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services; or

•	exchanging an investment in Class A (or equivalent type) shares of another fund for an investment in the Fund.

In addition, concurrent purchases of Class A shares by related accounts may be combined to determine the application of the sales load. The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.

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It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order. If you purchase Class A shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund as part of your current investment as well as reinvested distributions. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you also may include (1) the cost of Class A shares of the Fund which were previously purchased at a price including an upfront sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for Class A shares the Fund purchased during that period at a price including an upfront sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Class T Shares

Class T shares are sold at the prevailing NAV per Class T share plus the applicable sales load (which may be reduced as described below); however, the following are additional features that should be taken into account when purchasing Class T shares:

•	a minimum initial investment of $2,500 for regular accounts and retirement plan accounts, and a minimum subsequent investment of (i) $100 under the Fund’s automatic investment program and (ii) $1,000 if not made pursuant to the automatic investment program;

•	a monthly shareholder servicing fee that will accrue at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class T shares, which will be charged until such time that the regulatory shareholder transaction fee cap of 6.25% under FINRA Rule 2341 is reached;

•	a Distribution Fee that will accrue at an annual rate equal to 0.75% of the average daily net assets of the Fund attributable to Class T shares, which will be charged until such time that the regulatory shareholder transaction fee cap of 6.25% under FINRA Rule 2341 is reached; and

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•	an early withdrawal charge equal to 1.00% of the original purchase price of Class T shares repurchased by the Fund, either through a Mandatory Repurchase request or a Discretionary Repurchase request, during the 365 days following such shareholder’s initial purchase.

The price of the Class T shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Class T shares. Investors in Class T shares will pay a sales load based on the amount of their investment, which may range from [ ]% to 2.00%, as set forth in the table below. A reallowance will be made by the Dealer Manager from the dealer manager fee paid by each investor. There are no sales loads on reinvested distributions. The following sales loads apply to your purchases of Class T shares of the Fund:

Amount Invested	Broker Commission	Dealer Manager Fee	Total Sales Load as % of Offering Price
Under $1,000,000	0.75%	1.25%	2.00%
$1,000,000 and above	[ ]%	[ ]%	[ ]%

Class I Shares

Class I shares are sold at the prevailing NAV per Class I share; however, the following are additional features that should be taken into account when purchasing Class I shares include:

•	a minimum initial investment of $2,000,000 for regular accounts and retirement plan accounts;

•	a monthly shareholder servicing fee that will accrue at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class I shares, which will be charged until such time that the regulatory shareholder transaction fee cap of 6.25% under FINRA Rule 2341 is reached; and

•	a Distribution Fee that will accrue at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to Class I shares, which will be charged until such time that the regulatory shareholder transaction fee cap of 6.25% under FINRA Rule 2341 is reached.

Class I shares are not subject to early withdrawal charges. Class I shares may only be available through certain financial intermediaries. Because Class I shares are sold at the prevailing NAV per Class I share without any upfront sales load, the entire amount of your purchase is invested immediately. However, Class I shares require a minimum investment of $2,000,000 and a minimum subsequent investment in any amount.

The Fund reserves the right to waive minimum investment amounts.

Shareholder Servicing Expenses

The Fund has adopted a ‘‘Shareholder Services Plan’’ with respect to Class A, Class T, and Class I shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to its Class A, Class T, and Class I shares, may incur expenses on an annual basis equal to 0.25% of its average daily net assets of the Fund attributable to the respective share class. The shareholder servicing fee attributable to Class A, Class T, and Class I shares will be subject to the regulatory shareholder transaction fee cap of 7.25%, 6.25%, and 6.25%, respectively, under FINRA Rule 2341.

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Distribution Plan

With respect to Class T and Class I shares, the Fund is authorized under a “Distribution Plan” to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of Class T and Class I shares. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.75% and 0.50% of average daily net assets attributable to Class T and Class I shares, respectively, which reduces the NAV of Class T and Class I shares, respectively. The Distribution Fee attributable to Class T and Class I shares will be charged until such time as the regulatory shareholder transaction fee cap of 7.25% and 6.25%, respectively, under FINRA Rule 2341 is reached. Class A shares are not subject to a Distribution Fee.

97

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon for us by Sutherland Asbill & Brennan LLP, which represents us on certain legal matters.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call [        ] to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[        ] is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. [      ] is located at [        ].

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (File No. [ ] and [ ]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

We are required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at 280 Park Ave, 6th Floor East, New York, NY 10017, or by telephone at (212) 759-0777 or on our website at [  ].

98

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History	SAI-1
Investment Objectives and Policies	SAI-1
Certain Relationships and Related Party Transactions	SAI-18
Repurchases and Transfers of Shares	SAI-21
Management of the Fund	SAI-26
Codes of Ethics	SAI-31
Proxy Voting Policies and Procedures	SAI-31
Control Persons and Principal Holders	SAI-31
Investment Advisory and Other Services	SAI-32
Portfolio Management	SAI-34
Distributor	SAI-34
Allocation of Brokerage	SAI-34
Regulation	SAI-36
Tax Status	SAI-39
Other Information	SAI-49
Independent Registered Public Accounting Firm	SAI-49

99

PRELIMINARY PROSPECTUS

SIERRA OPPORTUNITY FUND

Maximum Offering of 40,000,000 Class A Shares ([    ]), Class T Shares ([    ]),
and Class I Shares ([    ]) of
Beneficial Interest

[          ], 2016

Investment Adviser

SOF Advisors LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated October 31, 2016

STATEMENT OF ADDITIONAL INFORMATION
[           ], 2016

SIERRA OPPORTUNITY FUND

Principal Executive Offices
280 Park Ave, 6th Floor East
New York, NY 10017
(212) 759-0777

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Sierra Opportunity Fund, dated [          ], 2016 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

Unless otherwise noted, the terms “we,” “us,” “our,” and the “Fund” refer to Sierra Opportunity Fund. We refer to SOF Advisors LLC, our investment adviser, as “SOF Advisors” and the “Adviser.” SOF Advisors is a majority owned subsidiary of Medley LLC, our sponsor, which we refer to as the “Sponsor;” or “Medley LLC.” The Sponsor is controlled by Medley Management Inc., a publicly traded asset management firm, which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC. “Medley” refers, collectively, to the activities and operations of Medley Capital LLC, Medley LLC, Medley Management Inc., Medley Group LLC, associated investment funds and their respective affiliates.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at [            ] or by visiting the Fund’s website at [  ]. Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

TABLE OF CONTENTS

General Information and History	SAI-1
Investment Objectives and Policies	SAI-1
Certain Relationships and Related Party Transactions	SAI-18
Repurchases and Transfers of Shares	SAI-21
Management of the Fund	SAI-26
Codes of Ethics	SAI-31
Proxy Voting Policies and Procedures	SAI-31
Control Persons and Principal Holders	SAI-31
Investment Advisory and Other Services	SAI-32
Portfolio Management	SAI-34
Distributor	SAI-34
Allocation of Brokerage	SAI-34
Regulation	SAI-36
Tax Status	SAI-39
Other Information	SAI-49
Independent Registered Public Accounting Firm	SAI-49

SAI-i

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund was organized as a Delaware statutory trust on September 15, 2016. The Fund’s principal office is located at 280 Park Ave, 6th Floor East, New York, NY 10017, and its telephone number is (212) 759-0777. The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund intends to offers three classes of shares: Class A, Class T, and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution and shareholder servicing fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund’s Board of Trustees (the “Board”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Securities either rated below investment grade, or unrated securities possessing similar credit characteristics as below investment grade securities, are known as “junk” and “high risk” securities. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of Senior Secured Loans. We may invest in Senior Secured Loans directly to implement our investment objective but expect to invest primarily in the equity and junior debt tranches of a type of such pools of Senior Secured Loans known as collateralized loan obligations, or “CLOs.” We refer to such investments, together with direct investments in Senior Secured Loans, collectively as “Target Securities.” Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is broadly assorted across different Senior Secured Loans, borrowers, and industries, with limitations on non-U.S. borrowers.

We may also, at times, seek to achieve our investment objective by investing a significant portion of our assets opportunistically. Opportunistic investments will not be limited to specific investment structures or types of investments, and may include, but will not be limited to, direct investments in the debt and equity of companies; the debt and equity of fixed-income and fixed-income related securities, including real estate securities; mezzanine securities; convertible securities; and all forms of public and private equity, the funds of which may themselves directly pursue such investment strategies, including buyouts, venture capital, growth capital, private debt and special situations.

SAI-1

See “Investment Objectives, Policies and Strategies” in the Prospectus for additional information regarding our investment strategy.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)	Borrow funds, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is preferred shares, to no more than 50% of the value of the Fund’s total assets).

(3)	Purchase securities on margin.

(4)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(5)	Invest 25% or more of the market value of its assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

(6)	Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan.

(8)	Purchase or sell real estate or interests in real estate in amounts that would impact the Fund’s ability to qualify as an “investment company” under the 1940 Act. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

SAI-2

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

In addition, the Fund is an interval fund and, as such, has adopted a fundamental policy stating (A) that the Fund will make Mandatory Repurchase offers at periodic intervals pursuant to Rule 23c-3(b)(2) under the 1940 Act, as such rule may be amended from time to time; (B) the periodic intervals between the Mandatory Repurchase Request Deadlines; (C) the dates of the Mandatory Repurchase Request Deadlines or the means of determining the Mandatory Repurchase Request Deadlines; and (D) the maximum number of days between each Mandatory Repurchase Request Deadline and the next repurchase pricing date. The Fund’s fundamental policy is that it will make one Mandatory Repurchase offer in the [ ] calendar quarter of each year, at a price equal to the NAV per share, of no less than for 5% and no more than 25% of the Fund’s shares outstanding, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Mandatory Repurchase Request Deadline, or the next business day if the 14th is not a business day. This fundamental policy may only be changed by a majority vote of the Fund’s outstanding voting securities.

Non-Fundamental Policies

The following are additional investment limitations of the Fund and may be changed by the Board without shareholder approval.

Discretionary Repurchases. The Fund intends to offer additional liquidity to its shareholders by offering to repurchase outstanding shares pursuant to a written tender offer in the [ ] calendar quarter of each year. Each such repurchase offer will be at a price equal to the net asset value (“NAV”) per share, and is expected to be for an amount equal to 5.0% of the shares outstanding. We refer to each such repurchase as a “Discretionary Repurchase” because while the Fund intends to consistently offer such additional repurchase opportunities to its shareholders, such Discretionary Repurchases are not a part of the Fund’s fundamental policy.

Investment Policy. The Fund expects to pursue its investment objectives by investing its assets (defined as net assets plus the amount of any borrowing for investment purposes) in the debt and equity of companies and fixed-income and fixed-income related securities, as defined in the Prospectus.

Short Selling. The Fund may engage in short sales for hedging purposes.

Non-Principal Investment Strategies

Depositary Receipts. The Fund may invest in American Depositary Receipts, as well as other “hybrid” forms of American Depositary Receipts, including European Depositary Receipts and Global Depositary Receipts. American Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding distributions and interest and corporate actions. American Depositary Receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, American Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities, which are described below.

SAI-3

Emerging Markets Securities. The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies, currencies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Securities. The Fund may invest in non-U.S. companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund or a private investment fund in which the Fund invests, including but not limited to private debt funds and private real estate funds managed by unaffiliated institutional asset managers, or a public investment fund in which the Fund invests managed by unaffiliated institutional asset managers, may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Derivatives. The Fund may generally invest in transactions involving options, futures and other derivative financial instruments for speculative purposes or to hedge against risks or other factors and variables that may affect the values of the Fund’s portfolio securities. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

SAI-4

A small investment in derivatives could have a substantial impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, so-called “synthetic” options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out the Fund’s position.

The Fund may purchase call and put options on specific securities. The Fund may also write and sell covered or uncovered call and put options for both hedging and speculative purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund to other risks, as well. For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

In a covered put option, cash or liquid securities are placed in a segregated account on the Fund’s books. The sale of such an option exposes the seller, during the term of the option, to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by the Fund could cause the Fund to be a commodity pool, which, absent an available exemption would require the Fund to comply with certain rules of the CFTC. In connection with its management of the Fund, the Adviser has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (“CEA”) and is therefore not currently subject to registration or regulation as a pool operator. The Adviser intends to claim an exclusion from the definition of the term “commodity pool operator” under the CEA and CFTC regulations promulgated thereunder and, therefore, is not subject to registration or regulation as such. The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a “commodity pool operator,” the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages, such as trading opportunities or arbitrage possibilities not available in the United States, but they also may subject the Fund to greater risk than domestic markets. For example, common clearing facilities may not exist in markets where foreign exchanges are the principal markets, and investors may look only to the broker to perform the contract. Adverse changes in the exchange rate could eliminate any profits that might be realized in trading, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

SAI-5

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s assets. No assurance can be made that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions, and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Adviser’s ability to correctly predict movements in the relevant market and to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price. In addition, the Fund may purchase and sell currency futures or commodity futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Options on Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging and speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Adviser’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund may enter into swap agreements, which generally include equity, interest rate, and index and currency rate swap agreements. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objectives and policies. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

SAI-6

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associate with investment in the securities represented in the index, but also the risk that the performance of such securities, including distributions, will not exceed the interest that the Fund will be committed to pay under the swap.

Valuation of Derivative Instruments. The Fund will seek to value financial instruments on a mark-to-market basis, but may also rely on the instrument’s notional value or upon valuations provided by third-party pricing services, subject to the approval of the Board. For example, if the Fund enters into a derivative transaction, such as a total return swap, where the absolute risk of loss with respect to the Fund’s investment is the notional amount of the total return swap, then the Fund may value such derivative instrument based on the Fund’s notional amount.

Debtor-in-Possession Loans. The Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Debtor-in-possession financings allow the entity to continue its business operations while reorganizing under Chapter 11 and such financings must be approved by the bankruptcy court. These debtor-in-possession loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. Debtor-in-possession financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). Debtor-in-possession financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the debtor-in-possession financing.

Restricted and Illiquid Securities. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

SAI-7

Special Situations. The Fund may invest in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund intends to invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Certain Bankruptcy and Insolvency Issues. Some of the companies in which the Fund invests may be involved in a complex bankruptcy or insolvency proceeding in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. The Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

Under U.S. bankruptcy proceedings or other insolvency proceedings, the Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, the Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, under U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Fund’s investment with the Fund having only potential recourse to the proceeds of the sale.

Under certain circumstances, payments to the Fund may be reclaimed, re-characterized or avoided if any such payment or distribution is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, a preferential payment or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.

Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the Fund as a creditor.

The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court and until the plan ultimately becomes effective. Similar delays can occur while a court may be considering a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

SAI-8

The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Equity Securities. In addition to common stocks, the Fund may invest in equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally distributions as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed distribution rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock distributions are payable only if declared by the board of directors or equivalent body. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the distribution paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Rights Offerings and Warrants to Purchase. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depositary Receipts. The Fund may invest in American Depositary Receipts, as well as other “hybrid” forms of American Depositary Receipts, including European Depositary Receipts and Global Depositary Receipts. American Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding distributions and interest and corporate actions. American Depositary Receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, American Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities, which are described below.

SAI-9

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by other U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any shareholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will lose value or default. See “Mortgage-Backed Securities — Mortgage Pass-Through Securities” below. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so;

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC;

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws; and

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

SAI-10

Mortgage-Backed Securities. The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, collateralized mortgage obligation residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The mortgage market in the United States has experienced heightened difficulties over the past several years that may adversely affect the performance and market value of mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien residential mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of property values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. borrowers with adjustable-rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal U.S. governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private shareholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but the common stock of which is now owned entirely by private shareholders. FHLMC issues Participation Certificates, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. government.

SAI-11

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any shareholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of trustees for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

SAI-12

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations. A collateralized mortgage obligation is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Collateralized mortgage obligations may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA and their income streams. Collateralized mortgage obligations are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain collateralized mortgage obligations (known as “sequential pay” collateralized mortgage obligations), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of collateralized mortgage obligations in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay collateralized mortgage obligations until all other classes having an earlier final distribution date have been paid in full. Collateralized mortgage obligations may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

SAI-13

Collateralized Mortgage Obligation Residuals. Collateralized mortgage obligations residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a collateralized mortgage obligation is applied first to make required payments of principal and interest on the collateralized mortgage obligation and second to pay the related administrative expenses and any management fee of the issuer. The residual in a collateralized mortgage obligation structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related collateralized mortgage obligation residual represents income and/or a return of capital. The amount of residual cash flow resulting from a collateralized mortgage obligation will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of collateralized mortgage obligation, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on collateralized mortgage obligation residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities (described below). In addition, if a series of a collateralized mortgage obligation includes a class that bears interest at an adjustable rate, the yield to maturity on the related collateralized mortgage obligation residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a collateralized mortgage obligation residual. Collateralized mortgage obligation residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Collateralized mortgage obligation residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act. Collateralized mortgage obligation residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities have interest rates that reset at periodic intervals. Acquiring adjustable rate mortgage-backed securities permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which adjustable rate mortgage-backed securities are based. Such adjustable rate mortgage-backed securities generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income instruments of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most adjustable rate mortgage-backed securities, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an adjustable rate mortgage-backed security, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, adjustable rate mortgage-backed securities behave more like fixed-income instruments and less like adjustable-rate securities and are subject to the risks associated with fixed-income instruments. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable-rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multi-class mortgage securities. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest, while the other class will receive all of the principal. The yield to maturity on an interest-only class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

SAI-14

Dollar Rolls. The Fund may enter into “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Fund treats dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into dollar rolls for financing and does not treat them as borrowings.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted. Also, the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of dollar rolls will depend upon the Adviser’s ability to manage the Fund’s interest rate and prepayments exposure. For these reasons, there is no assurance that dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV per share.

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

SAI-15

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e. T+7 for par loans and T+20 for distressed loans, in other words, more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro-rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund for purposes of the 1940 Act; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

SAI-16

Short Sales. The Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for purposes of financing and risk management and to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

SAI-17

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an Investment Management Agreement with our Adviser. Pursuant to the Investment Management Agreement, we will pay our Adviser a base management fee and an incentive fee, and will reimburse our Adviser for routine non-compensation overhead expenses, such as expenses incurred by Medley Capital LLC (the “Administrator”) or us in connection with administering our business, including expenses incurred by the Administrator in performing administrative services for us, and the reimbursement of the compensation of our chief financial officer, chief compliance officer and other administrative personnel paid by the Administrator, subject to the limitations included in the Administration Agreement, and other expenses. See “Management of the Fund – Investment Adviser” in the Prospectus for a description of how the fees payable to our Adviser will be determined.

We have also entered into an Administration Agreement with the Administrator, pursuant to which the Administrator performs or oversees the performance of various administrative services that we require. These include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating our NAV, filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating shareholder reports and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Medley provides us with facilities and access to personnel necessary for our business and these services. For providing these services, facilities and personnel, we reimburse Medley for administrative expenses it incurs in performing its obligations.

Certain of the executive officers, directors/trustees and finance professionals of the Adviser and the Administrator who perform services for us on behalf of our Adviser are also officers, directors/trustees, managers, and/or key professionals of other Medley entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Medley may organize other investment programs and acquire for their own account investments that may be suitable for us.

Prior to the occurrence of a liquidity event, if any, all transactions with affiliates of ours shall be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the members of the Board, including a majority of the members of the Board who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of SOF Advisors.

Our Adviser has funded offering and organization costs in the amount of approximately $[ ] million as of [ ]. We have recorded these as a contribution to capital. The offering costs were offset against capital in excess of par on the financial statements and the organization costs were charged to expense as incurred by us. Under the terms of our Investment Management Agreement, there is no liability on our part for the offering or organization costs funded by our Adviser until the Investment Management Agreement is effective. At such time, our Adviser will be entitled to receive up to 5% of the gross proceeds raised from outside investors until all offering costs and organization costs funded by our Adviser or its affiliates have been recovered.

Allocation of our Adviser’s Time

We rely, in part, on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of other Medley entities. Our Adviser and its personnel will devote only as much of its and their time to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, our Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, Medley believes that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. It is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands.

SAI-18

Allocation of Investments

The Fund generally will not be permitted to co-invest alongside affiliates of the Adviser in privately negotiated transactions unless we obtain an exemptive order from the Securities and Exchange Commission (the “SEC”) or the transaction is otherwise permitted under existing regulatory guidance. For example, we may co-invest with such accounts consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. On July 26, 2016, certain affiliates of the Fund and the Adviser applied for such exemptive relief from the SEC, which relief, if granted, will be applicable to the Fund and the Adviser; there is no assurance, however, that the requested relief will be granted.

Until such time that we receive exemptive relief, the Fund may invest alongside the Adviser’s and its affiliates’ other clients, including other entities they manage, which are referred to as affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance. The Fund may also invest alongside the other clients of the Adviser, as otherwise permissible under regulatory guidance, applicable regulations and the Adviser’s allocation policies. The Adviser has policies and procedures in place designed to manage the conflicts of interest between the Adviser’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and the Adviser’s other clients. An investment opportunity that is suitable for multiple clients of the Adviser’s other clients and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s other clients or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

In situations where co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future SEC staff guidance, or the terms and conditions of exemptive relief granted to the Fund by the SEC, the Adviser will need to decide which client or clients will proceed with the investment. Generally, the Fund will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, the Fund will not be permitted to participate. Moreover, except in certain circumstances, the Fund is unable to invest in any issuer in which an affiliates’ other client holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to the Fund.

In the event the SEC does not grant the exemptive relief, the Fund will only participate in co-investments that are allowed under existing regulatory guidance, which would reduce the amount of transactions in which the Fund can participate and make it more difficult to implement the Fund’s investment objective. Even if the Fund is able to obtain exemptive relief, it will be unable to participate in certain transactions originated by the Adviser or its respective affiliates, including during the period prior to receiving such relief.

Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us, and such opportunities may be provided to another affiliate of our Adviser.

To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

SAI-19

To the extent that we compete with entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and (3) the conditions of any exemptive order it may receive and other restrictions under the 1940 Act regarding co-investments with affiliates. The Adviser’s allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by the Adviser or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.

Affiliated Dealer Manager

The dealer manager for this offering is [    ] (the “Dealer Manager”). The Dealer Manager is an affiliate of our Adviser and also serves as the dealer manager for [   ]. This relationship may create conflicts in connection with the Dealer Manager’s due diligence obligations under the federal securities laws. Although the Dealer Manager will examine the information in this SAI and the Prospectus for accuracy and completeness, due to its affiliation with our Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering. Further, in exchange for the provision of certain non-investment advisory services to SOF Advisors, and pursuant to a written agreement, an affiliate of the dealer manager, [   ], is entitled to receive [  ]% of the net income of SOF Advisors which includes the management and incentive fees payable by us to SOF Advisors in its capacity as our investment adviser. The purpose of this arrangement is to permit SOF Advisors to capitalize upon the expertise of the executives of [    ] and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. [    ] also holds a limited voting interest in SOF Advisors which entitles it to [  ]% of the net proceeds received in connection with the sale or other strategic transaction involving SOF Advisors. See “Risk Factors—Risks Related to Our Business and Structure” in the Prospectus for more information.

SAI-20

REPURCHASES AND TRANSFERS OF SHARES

In order to provide some liquidity to its shareholders, the Fund intends to offer to repurchase its outstanding shares on at least an annual basis. The Fund is an interval fund and, as such, has adopted a fundamental policy to make one Mandatory Repurchase offer in the [ ] calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% and no more than 25% of the shares outstanding. We refer to each such repurchase as a “Mandatory Repurchase” because the Fund is required to conduct this minimum number of repurchases unless certain limited circumstances occur. There is no guarantee that shareholders will be able to sell all of the shares they desire in a Mandatory Repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s shares being repurchased. The Fund expects to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the redemption offer requirements.

In addition to the Mandatory Repurchases discussed above, the Fund intends to offer additional liquidity to its shareholders by offering to repurchase outstanding shares pursuant to a written tender offer in the [ ] calendar quarter of each respective year. Each such repurchase offer will be at a price equal to the NAV per share, and is expected to be for an amount equal to 5% of the shares outstanding. We refer to each such repurchase as a “Discretionary Repurchase” because while the Fund intends to consistently offer such additional repurchase opportunities to its shareholders, such Discretionary Repurchases are not a part of the Fund’s fundamental policy. Discretionary Repurchases will be made at such times, in such amounts and such terms as may be determined by the Board, in its sole discretion.

Mandatory Repurchases

The Fund will make one Mandatory Repurchases in the [ ] calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% and no more than 25% of shares outstanding, unless such repurchase is suspended or postponed in accordance with regulatory requirements (as discussed below). The Mandatory Repurchase offer is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each Mandatory Repurchase offer and the date the repurchase offer ends (the “Mandatory Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Mandatory Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). Shareholders tendering Class T shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 1.00%, which will be deducted from the repurchase proceeds of Class T shares, if (i) the original purchase was for an amount of $1 million or less and (ii) the selling broker received the reallowance of the dealer-manager fee.

Shareholders will be notified in writing about each Mandatory Repurchase offer, how they may request that the Fund repurchase their shares and the Mandatory Repurchase Request Deadline, which is the date the Mandatory Repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Mandatory Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Mandatory Repurchase Request Deadline. The time between the notification to shareholders and the Mandatory Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the Mandatory Repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Mandatory Purchase Payment Date, which will be no more than seven days after the Mandatory Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Mandatory Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Mandatory Repurchase Offer Amount”) for a given Mandatory Repurchase Request Deadline. The Mandatory Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Mandatory Repurchase Request Deadline. However, investors should not rely on Mandatory Repurchases being made in amounts in excess of 5% of Fund assets.

SAI-21

If shareholders tender for repurchase more than the Mandatory Repurchase Offer Amount for a given Mandatory Repurchase, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for Mandatory Repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Mandatory Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for Mandatory Repurchase. The notice also will include detailed instructions on how to tender shares for a Mandatory Repurchase, state the Mandatory Repurchase Offer Amount and identify the dates of the Mandatory Repurchase Request Deadline, the scheduled Mandatory Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Mandatory Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Mandatory Repurchase Pricing Date. You may call [             ] to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Mandatory Repurchase.

Repurchase Amounts and Payment of Proceeds

Shares tendered for Mandatory Repurchase by shareholders prior to any Mandatory Repurchase Request Deadline will be repurchased subject to the aggregate Mandatory Repurchase Offer Amount established for that Mandatory Repurchase Request Deadline. Payment pursuant to the Mandatory Repurchase will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Mandatory Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Mandatory Repurchase Offer Amount for a given Mandatory Repurchase, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed [ ]% of the outstanding shares of the Fund on the Mandatory Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus [ ]% of the outstanding shares on the Mandatory Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Mandatory Repurchase

The Fund may suspend or postpone a Mandatory Repurchase only: (a) if making or effecting the Mandatory Repurchase would cause the Fund to lose its status as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”); (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

SAI-22

Liquidity Requirements

The Fund must maintain liquid assets equal to the Mandatory Repurchase Offer Amount from the time that the notice is sent to shareholders until the Mandatory Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Mandatory Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Mandatory Repurchase Request Deadline and the Mandatory Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the Mandatory Repurchase and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Mandatory Repurchases

Mandatory Repurchases will typically be funded from available cash or access to a bank line of credit in amounts sufficient to meet the redemption offer requirements. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow funds to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a Mandatory Repurchase by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund Mandatory Repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV. In addition, the Fund may sell portfolio securities at an inopportune time and may suffer losses or unexpected tax liabilities.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Mandatory Repurchase is the only means of liquidity through which shareholders have a right to redeem their shares, subject to a limited number of extenuating circumstances. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future. Therefore, shareholders may not be able to sell their shares promptly or at a desired price.

Discretionary Repurchases

No Right of Redemption

No shareholder will have the right to require the Fund to conduct a Discretionary Repurchase. No public market exists for the shares, and none is expected to develop. Consequently, shareholders will not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described above and below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the shares.

SAI-23

Repurchases of Shares

To provide shareholders with additional liquidity, the Fund intends to offer to make a Discretionary Repurchase of outstanding shares in the [ ] calendar quarter of each year. The first Discretionary Repurchase offer is expected to occur in the [ ] full calendar quarter after we commence operations. Any Discretionary Repurchase offer will be conducted solely through written tender offer materials mailed to each shareholder (and not through the Prospectus) in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Fund’s Discretionary Repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the Independent Trustees, such Discretionary Repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Fund to offer to make a Discretionary Repurchase and under what terms:

•	the effect of such repurchases on the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•	the Fund’s investment plans;

•	the Fund’s working capital requirements;

•	the Fund’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

At the sole discretion of the Board, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable quarter to repurchase shares. In addition, the Fund will limit Discretionary Repurchases in any quarter to 5% of the weighted average number of shares outstanding in the prior four calendar quarters. You may request that we repurchase all of the shares that you own. The Fund will offer to repurchase such shares at a price equal to the NAV per share in effect on each date of repurchase.

If shareholders tender for repurchase more than the Discretionary Repurchase offer amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. Any periodic repurchase offers will be subject in part to the Fund’s available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.

In connection with any Discretionary Repurchase offer, the Board requires that the Fund repurchase shares or portions thereof from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all shareholders. Discretionary Repurchases of shares by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of shares from shareholders.

When, and if, the Board determines that the Fund will offer to make a Discretionary Repurchase offer in the [  ] calendar quarter of each year, tender offer materials will be provided to shareholders describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

Any Discretionary Repurchase offer presented to shareholders will remain open for a minimum of 20 business days following the commencement of the offer. In the materials that the Fund will send to shareholders, the Fund will include the date that the tender offer will expire. All tenders for Discretionary Repurchase requests must be received prior to the expiration of the repurchase offer in order to be valid.

SAI-24

In connection with any Discretionary Repurchase offer, in order to submit shares to be repurchased, shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to shareholders, as well as any other documents required, by the letter of transmittal. At any time prior to the expiration of the repurchase offer, shareholders may withdraw their tenders by submitting a notice of withdrawal to the Fund.

The Fund will not repurchase shares, or fractions thereof, if such Discretionary Repurchase will cause the Fund to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.

While the Fund intends to conduct Discretionary Repurchase offers as described above, the Fund is not required to do so and the Board may amend, suspend or terminate the Discretionary Repurchase program at any time. Other than with respect to the Mandatory Repurchases discussed above, Investors have no right to require the Fund to redeem their shares.

Repurchase Price

The repurchase price of the shares for any Discretionary Repurchase offer will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call [             ] to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Early Withdrawal Charge

Selling brokers, or other financial intermediaries that have entered into distribution agreements with [ ] (the “Distributor”) may an upfront sales load of up to 7.00% of the purchase price of Class A shares and up to 2.00% on the purchase of Class T shares. Shareholders tendering Class T shares, either through a Mandatory Repurchase request or a Discretionary Repurchase request, fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 1.00%, which will be deducted from the repurchase proceeds of Class T shares, if (i) the original purchase was for an amount of $1 million or less and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A and Class I shares will not be subject to an early withdrawal charge.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

SAI-25

MANAGEMENT OF THE FUND

Our business and affairs are managed under the direction of the Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board will consist of five members, three of whom will not be “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of our company or of SOF Advisors and are “independent” as determined by the Board. We refer to these individuals as our Independent Trustees. The Board elects our executive officers, who serve at the discretion of the Board.

Board of Trustees

Under our Declaration of Trust, each trustee shall serve during the continued lifetime of the Fund and will not be subject to a term limit. The Fund does not intend to hold annual meetings of its shareholders.

Trustees

We have divided the trustees into two groups—Interested Trustees and Independent Trustees. Information regarding the members of the Board is as follows:

Interested Trustees

The following trustees are “interested persons” as defined in the 1940 Act.

Name and Age	Positions Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Directorships Held by Trustee During Past 5 Years
Seth Taube, 46(1)	[Trustee]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

(1) [ ].

Independent Trustees

The following trustees are not “interested persons” as defined in the 1940 Act.

Name and Age	Positions Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Directorships Held by Trustee During Past 5 Years
[ ]	Trustee	[ ]	[ ]	[ ]	[ ]
[ ]	Trustee	[ ]	[ ]	[ ]	[ ]
[ ]	Trustee	[ ]	[ ]	[ ]	[ ]

The address for each trustee is c/o Sierra Opportunity Fund, 280 Park Ave, 6th Floor East, New York, NY 10017.

Executive Officers Who are Not Trustees

Information regarding our executive officers who are not trustees is as follows:

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeff Tonkel, 45	President	[ ]	[ ]

SAI-26

John D. Fredericks, 52	Chief Compliance Officer	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

The address for each executive officer is c/o Sierra Opportunity Fund, 280 Park Ave, 6th Floor East, New York, NY 10017.

Biographical Information

The following is information concerning the business experience of the Board and executive officers. Our trustees have been divided into two groups — Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act. The Board believes that, collectively, the trustees have balanced and diverse experience, qualifications, attributes and skills, which allow our Board to operate effectively in governing the Fund and protecting the interests of its shareholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each trustee considered by the Board.

Interested Trustees

Seth Taube has been the Chairman of the Board and Chief Executive Officer of the Fund since its inception in [          ] 2016. He has also served on the board of directors for Medley Capital Corporation since its inception in January 2011 and has served as the Chairman of the board of directors of Sierra Income Corporation since its inception in April 2012. Mr. Taube co-founded Medley in 2006 and has served as co-Chief Executive Officer since then and as co-Chairman of the board of directors of Medley Management Inc. since its formation in June 2014. Prior to forming Medley in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube previously worked with Tiger Management and held positions with Morgan Stanley & Co. in its Investment Banking and Institutional Equity Divisions. Mr. Taube received a BA from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an MBA from the Wharton School at the University of Pennsylvania.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to the Board.

[ ]

Independent Trustees

[•]

[•]

[•]

Executive Officers Who are not Trustees

Jeff Tonkel has served as President of the Fund since its inception. Mr. Tonkel joined Medley in January 2011 and has served as President and as a member of the board of directors of Medley Management Inc. since its formation in June 2014. He has also served as a member of the board of directors of Medley Capital Corporation since February 2014 and as President of Sierra Income Corporation since July 2013. Prior to joining Medley, Mr. Tonkel was Managing Director with JP Morgan from January 2010 to November 2011, where he was Chief Financial Officer of a global financing and markets business. Prior to JP Morgan, Mr. Tonkel was a Managing Director, Principal Investments, with Friedman Billings Ramsey, where he focused on merchant banking and corporate development investments in diversified industrials, energy, real estate and specialty finance. Mr. Tonkel began his investment career with Summit Partners. Mr. Tonkel received a B.A. from Harvard University and an M.B.A. from Harvard Business School.

SAI-27

John D. Fredericks has served as the Chief Compliance Officer of the Fund since its inception. Mr. Fredericks has also served as the Chief Compliance Officer of Medley Capital Corporation and of Sierra Income Corporation since February 2014 and as General Counsel of Medley since June 2013. Prior to joining Medley, Mr. Fredericks was a partner with Winston & Strawn, LLP from February 2003 to May 2013, where he was a member of the firm’s restructuring and insolvency and corporate lending groups. Before joining Winston & Strawn, LLP, Mr. Fredericks was a partner with Murphy Sheneman Julian & Rogers from 2000 to 2003 and an associate at Murphy, Weir & Butler from 1993 to 2000. Mr. Fredericks was admitted to the California State Bar in 1993. Mr. Fredericks received a BA from the University of California Santa Cruz and a JD from University of San Francisco.

[ ]

Committees of the Board of Trustees

The Board currently has two committees: an audit committee and a nominating and corporate governance committee.

Audit Committee. The audit committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The audit committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems and reviewing our financial statements and periodic reports. The audit committee also establishes guidelines and makes recommendations to the Board regarding the valuation of our investments. The audit committee is responsible for aiding the Board in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The current members of the audit committee are [•], [•] and [•]. The Board has elected [•] as the chair of the audit committee. The Board has determined that [•] qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of SOF Advisors.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee is responsible for selecting, researching, and nominating trustees for election by our shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. Our nominating and corporate governance committee will consider shareholders’ proposed nominations for trustees. The current members of the nominating and corporate governance committee are [ ], [ ] and [ ], all of whom are considered independent for purposes of the 1940 Act. [ ] serves as the chair of the nominating and corporate governance committee.

Compensation of Trustees

As compensation for serving on the Board, each Independent Trustee will receive an annual fee of $[ ]. Independent Trustees will also receive $[ ] ($[ ] for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regularly scheduled board meeting.

Staffing

The Fund does not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of SOF Advisors and Medley Capital LLC, pursuant to the terms of the Investment Management Agreement and the Administration Agreement. The Fund’s day-to-day investment operations are managed by SOF Advisors. In addition, the Fund will reimburse Medley Capital LLC for any such costs and expenses which have been paid by Medley Capital LLC on behalf of the Fund on the terms and conditions set forth in the Administration Agreement, including the compensation of the Fund’s chief financial officer and chief compliance officer and their respective staff to the extent that each such reimbursement amount is subject to the limitations included in the Administration Agreement.

SAI-28

Compensation of Executive Officers

None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by Medley Capital LLC, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that Medley Capital LLC outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to Medley Capital LLC.

Board Leadership Structure

Our business and affairs are managed under the direction of the Board. Among other things, our Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board, and of any individual trustee, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, the President, or if provided otherwise by the Board, any trustee chosen by the Board may serve as chair to preside over meetings of the Board and meetings of shareholders and to perform such other duties as may be assigned to him or her by the Board. [Seth Taube will serve as chairman of the Board and is an “interested person” by virtue of his role as our Chief Executive Officer and Chief Executive Officer of SOF Advisors. We believe that it is in the best interests of our shareholders for Seth Taube to serve as chair of the Board because of his significant experience in matters of relevance to our business.]

The Board will have a designated lead Independent Trustee. We are aware of the potential conflicts that may arise when a non-independent trustee is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Trustees in executive session without the presence of Interested Trustees and management, the establishment of the audit committee and the nominating and corporate governance committee, each comprised solely of Independent Trustees and the appointment of a chief compliance officer, with whom the Independent Trustees meet at least once a year without the presence of Interested Trustees and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

All of the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and will be closely involved in all material deliberations related to us. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to us and our shareholders. Our Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with our chief compliance officer, as part of at least one Board meeting each year.

The Board believes that its leadership structure is the optimal structure for us at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

The Board will oversee our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board will implement its risk oversight function both as a whole and through its committees. In the course of providing oversight, the Board and its committees will receive reports on our and the Advisor’s activities, including reports regarding our investment portfolio and financial accounting and reporting. The Board will also receive a quarterly report from our chief compliance officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of SOF Advisors, the Dealer Manager, the Administrator, [ ], the Sub-Administrator, and [ ], the Transfer Agent. The audit committee’s meetings with our independent public accounting firm will also contribute to its oversight of certain internal control risks. In addition, the Board will meet periodically with SOF Advisors to receive reports regarding our operations, including reports on certain investment and operational risks, and our Independent Trustees will be encouraged to communicate directly with senior members of our management.

SAI-29

The Board believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated, and some risks are beyond the control of us, SOF Advisors and our other service providers.

SAI-30

CODES OF ETHICS

Each of the Fund, the Adviser and the Distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the Ethics Codes are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund’s principal underwriter (the Distributor) or any affiliated person of the principal underwriter (the Distributor), or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at [            ]; and (2) on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at [            ] and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

As of the date of this SAI, the Fund could be deemed to be under the control of the Adviser, which had voting authority with respect to 100% of the value of the outstanding interests in the Fund on such date. The Adviser is a Delaware limited liability company. All shares of the Adviser are controlled by Medley. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders. As of the date of this SAI, other than the Adviser, no shareholders of record owned 5% or more of the outstanding shares of the Fund. As of the date of this SAI, the Fund’s trustees and officers owned no shares of the Fund.

SAI-31

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

SOF Advisors, located at 280 Park Ave, 6th Floor East, New York, NY 10017, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a newly formed Delaware limited liability company that was formed on September 14, 2016 and, as a result, has no experience managing a registered closed-end management investment company. However, the Adviser draws upon Medley, its management team and their collective investment experience to provide its services. The Adviser is controlled by Medley Management Inc., a publicly traded asset management firm, which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Administrator will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. The Adviser will compensate all Adviser personnel who provide services to the Fund.

Pursuant to the Investment Management Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee.

The management fee is calculated and payable monthly in arrears at the annual rate of 2.00% of the Fund’s average daily total assets during such period. For purposes of calculating the management fee, the term “total assets” includes any assets, including any assets acquired with the proceeds of leverage.

The incentive fee is calculated and payable quarterly in arrears in an amount equal to 1.50% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s Mandatory Repurchases and Discretionary Repurchases.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% per quarter (or an annualized rate of 6.00%). For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 1.875%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle but is less than or equal to 1.875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.875% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 1.875% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income.

On [     ], 2016, the Fund entered into an Expense Support Agreement with SOF Advisors. Pursuant to the Expense Support Agreement, SOF Advisors has agreed to reimburse the Fund for expenses the Fund incurs, but only to the extent that the Advisor’s management fees payable by the Fund plus the Fund’s ordinary annual operating expenses after reimbursements (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) exceed [  ]%, [  ]%, and [  ]% per annum of the Fund’s average daily net assets attributable to Class A, Class T, and Class I shares, respectively. The initial term of the Expense Support Agreement shall be for twelve months, beginning as of the date of the Prospectus. Following the initial term of the Expense Support Agreement, the Advisor may elect, in its sole discretion, to offer to continue the Expense Support Agreement for successive quarterly periods. Any such continuance must be approved by a majority of the Board, including a majority of the trustees that are not “interested persons” of the Fund, as such term is defined under the 1940 Act. The Board may terminate the Expense Support Agreement at any time after the initial twelve-month period, and there can be no assurance that the Adviser will renew the Expense Support Agreement after the first twelve-month period. The Adviser will be eligible to recoup expense support payments it previously made within the three fiscal years following the fiscal year in which the expenses occurred and the Adviser will recoup an amount from the Fund to the extent the amount recouped does not cause the Fund’s total annual expenses in the year of recoupment to exceed the lesser of the total net expense cap in effect at the time the expense payment was made under the Expense Support Agreement in that year or the total net expense cap in effect at such time the Adviser seeks recoupment. See “Management of the Fund — Expense Support Agreement” in the Prospectus.

SAI-32

Conflicts of Interest

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities, including other investment funds and separately managed accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates unless we receive an exemptive order from the SEC permitting us to do so. On July 26, 2016, certain affiliates of the Fund and the Adviser applied for such exemptive relief from the SEC, which relief, if granted, will be applicable to the Fund and the Adviser. There can be no assurance that the requested relief will be granted. Until such time as we receive exemptive relief, if such relief is granted at all, and subject to the applicable restrictions under the 1940 Act on co-investments with affiliates and any applicable regulatory guidance, the Adviser will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. In accordance with the Adviser’s allocation policies, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by the Adviser and its affiliates.

To the extent that we compete with entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies, (2) the requirements of the Advisers Act, and (3) the conditions of any exemptive order it may receive and other restrictions under the 1940 Act regarding co-investments with affiliates. The Adviser’s allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by the Adviser or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.

SAI-33

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of the Adviser and its investment committee, which is comprised of a minimum of three members, including senior members of Medley as well as members of the Fund’s investment team. Approval of an investment requires a majority vote of the Adviser’s investment committee, although unanimous agreement is sought. The members of the Adviser’s investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities.

Investment Personnel

SOF Advisors, through Medley, is currently staffed with over 80 employees, including the investment personnel noted above. In addition, SOF Advisors may retain additional investment personnel in the future based upon its needs.

The table below shows the dollar range of the Fund’s shares beneficially owned by each portfolio manager as of the date of the Prospectus:

Name of Portfolio Manager	Dollar Range of Equity Securities in Sierra Opportunity Fund(1)(2)
Seth Taube(3)	[•]
Jeff Tonkel	[•]
[ ]	[•]

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

(2)	The dollar range of equity securities beneficially owned by our portfolio managers is based on the initial offering price of $25.00 per share.

(3)	Reflects the pecuniary interest of the named person in our shares as a result of their control of Medley and SOF Advisors.

DISTRIBUTOR

[  ] (the “Distributor”), located at [ ], is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager who is an employee of the Adviser. The Adviser is authorized by the trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;

SAI-34

•	the reliability, integrity and financial condition of the broker or dealer;

•	the size of and difficulty in executing the order; and

•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Eligible research or brokerage services through which portfolio transaction are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio manager and its designees in the performance of their investment decision-making responsibilities on behalf of the Fund. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Transactions

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, trustees, investment advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the trustees pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

If the Adviser places Fund trades through an affiliated broker, the trades will be executed under a policy adopted by the Board pursuant to Section 17(e) under the 1940 Act and Rule 17(e)(1) thereunder which places limitations on the securities transactions effected through affiliates. The policy of the Fund with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

SAI-35

REGULATION

We are a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•	except in each case in accordance with our policies with respect thereto set forth in this SAI and the Prospectus, borrow funds, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this SAI and the Prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our trustees must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any trustee or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.

As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred shares, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred shares, of at least 200% immediately after each issuance of such preferred shares. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is equity, except that in each case any such class of indebtedness or equity may be issued in one or more series.

We are generally not able to issue and sell our shares at a price below NAV per share. See “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in the Prospectus. We may, however, sell our shares, or at a price below the then-current NAV of our shares if the Board determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new shares at a price below NAV in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances.

SAI-36

We may borrow funds to make investments, although we do not intend to incur leverage or issue preferred shares in the first twelve months following the date of the prospectus. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Risk Factors—Risks Related to Our Business and Structure” in the Prospectus.

Senior Securities

We are permitted, under specified conditions, to issue one class of indebtedness and one class of equity senior to the shares offered hereby if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are shares of beneficial interest. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors” in the Prospectus.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any trustee or officer against any liability to us or our shareholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

SAI-37

•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

SAI-38

TAX STATUS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to the Fund and to an investment in the Fund shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this summary does not described tax consequences that the Fund has assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold the Fund shares as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar and financial institutions. This summary assumes that shareholders hold the Fund shares as capital assets (within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this SAI and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of Fund shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation created or organized in or under the laws of the United States, any state therein or the District of Columbia;

•	a trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of Fund shares that is not a U.S. Shareholder or a partnership for U.S. tax purposes. This summary does not discuss the special tax rules that may apply if a Non-U.S. Shareholder holds shares as part of U.S. trade or business.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in the Fund shares will depend on the facts of his, her or its particular situation. EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF THE PURCHASE AND OWNERSHIP OF INTERESTS.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated and to qualify each year thereafter as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that the Fund distributes to its shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset-diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, the Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of the Fund’s “investment company taxable income,” which is generally the Fund’s net taxable ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and its net tax-exempt income (if any) (the “Annual Distribution Requirement”).

SAI-39

If the Fund:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s income it distributes (or is deemed to distribute) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the amount by which the Fund’s capital gains exceed its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While the Fund intends to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, the Fund may not be successful in avoiding entirely the imposition of this tax. In that case, the Fund will be liable for the tax only on the amount by which the Fund does not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	continue to qualify as a management company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “90% Income Test”); and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

o	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer); and

o	no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Some of the income and fees that the Fund will recognize may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify the Fund as a RIC for a failure to satisfy such test, the Fund may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the Fund’s return on such income and fees.

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received the corresponding cash amount.

SAI-40

Although the Fund does not presently expect to do so, the Fund is authorized to borrow funds, to sell assets and to make taxable distributions of the Fund’s shares of beneficial interest and debt securities in order to satisfy distribution requirements. The Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous. In addition, if the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions. If the Fund is unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, the Fund may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

Under the 1940 Act, the Fund is not permitted to make distributions to its shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If the Fund is prohibited from making distributions, the Fund may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If the Fund’s expenses in a given year exceed investment company taxable income, the Fund would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, the Fund may, for tax purposes, have aggregate taxable income for several years that it is required to distribute and that is taxable to its shareholders even if such income is greater than the aggregate net income it actually earned during those years. Such required distributions may be made from the Fund’s cash assets or by liquidation of investments, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC and to eliminate or minimize its liability for U.S. federal corporate-level U.S. federal income tax and excise tax.

SAI-41

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a “passive foreign investment company” as a “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those “passive foreign investment companies” on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Private Investment Funds

Certain of the private investment funds in which the Fund invests, including but not limited to private debt funds and private real estate funds managed by unaffiliated institutional asset managers, may be classified as partnerships for U.S. federal income tax purposes. For purposes of the 90% Income Test, income that the Fund realizes from equity interests in entities that are so classified will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other non-qualifying income. Additionally, these private investment funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Fund to monitor the source of its income, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of private investment funds in which the Fund may invest. The Fund may hold an investment in a private investment fund through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the Fund’s return on such income and fees.

Investment in Collateralized Loan Obligations

Some of the collateralized loan obligations in which the Fund invests may be passive foreign investment companies, which are generally subject to the tax consequences described above. Investment in collateralized loan obligations that are passive foreign investment companies may cause the Fund to be required to recognize in a year income in excess of the Fund’s distributions from passive foreign investment companies and the Fund’s proceeds from dispositions of passive foreign investment company stock during that year (i.e., phantom interest), and the Fund must distribute such income to satisfy the distribution requirements applicable to RICs.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (including equity tranche investments and certain debt tranche investments in a collateralized loan obligation treated as controlled foreign corporation), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of certain U.S. Shareholders of a controlled foreign corporation regardless of whether the shareholder has made a QEF election with respect to such controlled foreign corporation. In general, a foreign corporation will be classified as a controlled foreign corporation if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a controlled foreign corporation, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such controlled foreign corporation. The Fund must distribute such income to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a controlled foreign corporation exceeds the distributions from the controlled foreign corporation and the Fund’s proceeds from the dispositions of controlled foreign corporation stock during that year (i.e., phantom income).

SAI-42

Investments in other RICs

The Fund may invest in closed-end funds, exchange traded funds, mutual funds and other entities that seek to qualify as RICs under Subchapter M of the Code. To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, each of such entities must meet certain source-of-income, asset diversification and annual distribution requirements. If such an entity fails to qualify as a RIC, such entity would generally be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure could substantially reduce the entity’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment. Also, such failure could impact the ability of the Fund to satisfy the Asset-Diversification Tests and may impact the character of any distributions to shareholders.

Uncertain Tax Treatment

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. It is not generally expected that the Fund will be eligible to make this election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Failure to Qualify as a RIC

While the Fund intends to elect to be treated as a RIC, if the Fund is unable to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, the Fund would be subject to tax on all of its taxable income (including its net capital gains) at regular corporate rates. The Fund would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to the Fund’s shareholders as ordinary dividend income to the extent of its current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to qualify as a RIC, in addition to the other requirements discussed above, the Fund would be required to distribute all of its previously undistributed earnings attributable to the period the Fund failed to qualify as a RIC by the end of the first year that it intends to requalify as a RIC. If the Fund has not previously qualified as a RIC or fails to requalify as a RIC for a period greater than two taxable years, it may be subject to regular corporate tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

SAI-43

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Fund shares. To the extent such distributions paid by the Fund to shareholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of the Fund’s net capital gains (which are generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of shareholders taxed at individual rates, regardless of the U.S. Shareholder’s holding period for his, her or its Fund shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such shareholder’s Fund shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund may retain some or all of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. Shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and the U.S. Shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by the Fund. Because the Fund expects to pay tax on any retained capital gains at the Fund’s regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. Shareholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. Shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder’s cost basis for his, her or its Fund shares. In order to utilize the deemed distribution approach, the Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

The Fund may distribute in the future taxable dividends that are payable in part in the Fund’s shares of beneficial interest. Under certain applicable provision of the Code and the Treasury regulations, distributions payable in cash or in shares of beneficial interest at the election of shareholders are treated as taxable dividends. The IRS has issued private rulings indicating that this rule will apply even if the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive their distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of beneficial interest. If the Fund decides to make any distributions consistent with these rulings that are payable in part in shares of the Fund, taxable shareholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, the Fund’s shares of beneficial interest, or combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. Shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Shareholder sells the shares it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Fund’s shares at the time of the sale. Furthermore, with respect to Non-U.S. Shareholders, the Fund may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in shares of beneficial interest. In addition, if a significant number of the shareholders determine to sell shares of the Fund in order to pay taxes owed on dividends, it may put downward pressure on the trading price of the Fund’s shares of beneficial interest.

SAI-44

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Shareholders on December 31 of the year in which the distribution was declared.

As a RIC, the Fund is subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between the Fund and its U.S. Shareholders and this may affect the U.S. Shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that distributions paid to each U.S. Shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

With respect to the reinvestment of distributions, a U.S. Shareholder will have all cash distributions automatically reinvested in additional Fund shares unless the U.S. Shareholder opts out of the reinvestment of distributions by delivering a written notice to the Transfer Agent administering the Fund’s distribution reinvestment plan prior to the record date of the next distribution. See “Distribution Reinvestment Policy”. Any distributions reinvested will nevertheless remain taxable to the U.S. Shareholder. The U.S. Shareholder will have an adjusted basis in the additional common shares purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Shareholder’s account.

If an investor purchases Fund shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the shareholder will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares of the Fund or such Fund shares are redeemed by the Fund. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the Fund shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. Under certain circumstances where a shareholder tenders less than all of its shares for redemption, the redemption of shares may instead be treated as deemed dividend rather than a sale or exchange of the Fund shares if the redemption is essentially equivalent of a dividend. Shareholders tendering less than all of their Fund shares for redemption should consult their own tax advisers to determine the tax consequence of such a redemption in light of their own unique circumstances.

SAI-45

In general, U.S. Shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses), including any long-term capital gain derived from an investment in the Fund’s shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. Shareholders. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Under applicable Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Fund (or the applicable withholding agent) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. Shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

For any period that the Fund does not qualify as a “publicly offered regulated investment company,” as defined in the Code, shareholders will be taxed as though they received a distribution of some of the Fund’s expenses. A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. The Fund anticipates that it will qualify as a publicly offered RIC for its first taxable year, but no assurance can be provided that we will in fact so qualify for any of our taxable years. If the Fund is not a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of the Fund’s affected expenses, including its management fees, will be treated as an additional distribution to the shareholder and will be miscellaneous itemized deductions. For non-corporate shareholders, including individuals, trusts, and estates, miscellaneous itemized deductions are deductible only to the extent they exceed 2.00% of such a shareholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes.

SAI-46

Under the Code, the Fund (or the applicable withholding agent) will be required to report to shareholders and the IRS the gross proceeds from the redemption or exchange of Fund shares. In addition, adjusted cost basis information is required to be reported to shareholders and the IRS for covered securities, which generally include shares of a RIC. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in the shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in the Fund shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) generally are subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of the Fund’s distributions will be reported as eligible for this exemption. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of Fund shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder.

Under a reinvestment of distributions, Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of the Fund unless it opts out of the reinvestment of distributions by delivering a written notice to the Transfer Agent administering the Fund’s distribution reinvestment plan prior to the record date of the next distribution. See “Distribution Reinvestment Policy”. Any such distributions reinvested will remain subject to the U.S. federal income tax and withholding tax discussed above.

The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If the Fund distributes the Fund’s net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of Fund shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

SAI-47

A Non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN or Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions unless such foreign financial institutions (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and comply with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and after December 31, 2018, the gross proceeds from the sale of any property that could produce U.S. source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

An investment in shares of the Fund by a Non-U.S. Shareholder may also be subject to U.S. federal estate tax.

Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

SAI-48

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Legal Counsel

Sutherland Asbill & Brennan LLP acts as legal counsel to the Fund.

Custodian

[              ] (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [     ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[          ] is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. [          ] is located at [          ].

SAI-49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To be filed by amendment]

F-1

FINANCIAL STATEMENTS

[To be filed by amendment]

F-2

SIERRA OPPORTUNITY FUND

PART C — OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements

Financial statements are presented in the statement of additional information.

2.	Exhibits

a.	(1) Certificate of Trust*

(2) Certificate of Amendment to Certificate of Trust*

(3) Amended and Restated Agreement and Declaration of Trust**

b.	Bylaws**

c.	Not applicable.

d.	(1) Instruments Defining Rights of Security Holders. [See Article [ ], “[ ]” and Article [ ] “[ ]” of the Registrant’s Declaration of Trust.]**

(2) Multiple Class Plan**

e.	Form of Distribution Reinvestment Plan**

f.	Not applicable.

g.	Form of Investment Management Agreement**

h.	(1) Distribution Agreement**

(2) Form of Broker Dealer Selling Agreement**

(3) Distribution and Shareholder Servicing Plan**

(4) Form of Dealer Manager Agreement**

i.	Not applicable.

j.	Global Custody Agreement with [ ]**

k.	(1) Form of Administration Agreement**

(2) Form of Sub-Administration Agreement**

(3) Form of Expense Support and Reimbursement Agreement**

(4) Form of Indemnification Agreement**

l.	Opinion and Consent of [ ]**

m.	Not applicable

n.	Consent of [Auditor]**

o.	Not applicable.

p.	Subscription Agreement between Sierra Opportunity Fund and the Investor**

q.	Not applicable.

r.	(1) Code of Ethics of the Fund and the Adviser**

C-1

*	Filed herewith
**	To be filed by amendment

Item 26. Marketing Arrangements

[Not Applicable.]

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC registration fees		$115,900
Blue Sky	$		*
Advertising and sales literature	$		*
Accounting fees and expenses	$		*
Legal fees and expenses	$		*
Printing	$		*
Seminars	$		*
Miscellaneous fees and expenses	$		*
Total	$		*

* To be completed by amendment

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated and assume that the Registrant sells all of the shares being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control with Registrant

See “Management of the Fund” in the Prospectus and “Certain Relationships and Related Party Transactions” in the Statement of Additional Information contained herein. The Registrant may be deemed to be controlled by the Adviser and Medley because Medley will provide 100% of the initial capitalization of the Registrant and the Adviser is controlled by Medley.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s shares as of [          ], 2016.

Title of Class	Number of Record Holders
Shares of Beneficial Ownership	[ ]

C-2

Item 30. Indemnification

Reference is made to Article VIII, Section 2 of the Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and to Section 7 of the Registrant’s Distribution Agreement, [both of which are filed herewith.] The Registrant hereby undertakes that it will comply the indemnification provisions of the Declaration of Trust and Distribution Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, trustee, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-[           ]), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

[   ], the Transfer Agent maintains certain required accounting related and financial books and records of the Registrant at [        ]. [        ], the Fund’s custodian, maintains certain required accounting related and financial books and records of the Registrant at [        ]. [ ], the Fund’s sub-administrator, and distributor, maintains certain required accounting related and financial books and records of the Registrant at [    ]. The other required books and records are maintained by the Adviser at 280 Park Ave, 6th Floor East, New York, NY 10017.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1.	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if: (1) subsequent to the effective date of its registration statement, the net asset value of the Registrant declines more than 10 percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value of the Registrant increases to an amount greater than its net proceeds as stated in the prospectus.

2.	The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

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(a)	(i) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)	that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchases in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(ii)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 31st day of October, 2016.

SIERRA OPPORTUNITY FUND

By:	/s/ Seth Taube
Seth Taube
Chairman of the Board of Trustees,
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 31st day of October, 2016.

Signature	Title

/s/ Seth Taube	Chairman of the Board of Trustees,
Seth Taube	Chief Executive Officer
(Principal executive officer)